UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2014

Date of reporting period:	10/31/2014

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL INTERNATIONAL EQUITY FUND

ANNUAL REPORT • OCTOBER 31, 2014

Fund Type

International Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Quantitative Management Associates, LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential International Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential International Equity Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential International Equity Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years
Class A	1.84%	40.44%	58.44%
Class B	1.10	35.59	47.40
Class C	1.10	35.60	47.42
Class Z	2.12	42.28	62.46
MSCI All Country World Ex-US Index	0.06	34.36	89.34
Lipper International Multi-Cap Core Funds Average	0.16	40.27	74.38

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years
Class A	0.15%	5.53%	4.50%
Class B	0.23	5.84	4.34
Class C	4.08	5.97	4.33
Class Z	6.23	6.97	5.35
MSCI All Country World Ex-US Index	4.77	6.03	7.06
Lipper International Multi-Cap Core Funds Average	3.95	6.52	6.02

Average Annual Total Returns (With Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years
Class A	–3.76%	5.82%	4.12%
Class B	–3.88	6.12	3.96
Class C	0.10	6.28	3.96
Class Z	2.12	7.31	4.97

Average Annual Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years
Class A	1.84%	7.03%	4.71%
Class B	1.10	6.28	3.96
Class C	1.10	6.28	3.96
Class Z	2.12	7.31	4.97

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Equity Fund (Class A shares) with a similar investment in the MSCI All Country World Ex-US Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2004) and the account values at the end of the current fiscal year (October 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential International Equity Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5) 1%(Yr.6) 0%(Yr.7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

MSCI All Country World Ex-US Index

The Morgan Stanley Capital International All Country World Ex-US (MSCI ACWI Ex-US) Index is an unmanaged, market-capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of US based companies. The MSCI ACWI Ex-US Index includes both developed and emerging markets.

Lipper International Multi-Cap Core Funds Average

The Lipper International Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper International Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Five Largest Holdings in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/14
Novartis AG, Pharmaceuticals	1.9%
Roche Holding AG, Pharmaceuticals	1.4
BP PLC, Oil, Gas & Consumable Fuels	1.4
Total SA, Oil, Gas & Consumable Fuels	1.3
Royal Dutch Shell PLC (Class A Stock), Oil, Gas & Consumable Fuels	1.3

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/14
Banks	15.2%
Oil, Gas & Consumable Fuels	8.7
Pharmaceuticals	7.3
Insurance	5.1
Metals & Mining	5.1

Industry weightings reflect only long-term investments and are subject to change.

Prudential International Equity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential International Equity Fund’s Class A shares gained 1.84% for the 12-month reporting period ended October 31, 2014, surpassing the 0.06% gain of the Morgan Stanley Capital International All Country World Ex-US (MSCI ACWI Ex-US) Index and the 0.16% gain of the Lipper International Multi-Cap Core Funds Average.

How did international stock markets perform?

•

Despite indications in late 2013 that the economies of developed countries led by Japan and the euro zone were positioned to expand in 2014, international equity markets were relatively flat over the past 12 months, as measured by the Index.

•

International equities eked out a small gain during the first quarter of 2014. Europe continued to combat deflationary pressures and European stocks, particularly those of the Nordic countries, generated positive returns overall. Geopolitical tensions between Russia and Ukraine emerged, threatening market stability. Returns in the Pacific were weakest, as worries about China’s manufacturing growth weighed on stock prices. Japanese equities declined on lower export growth and fears a new sales tax could hamper earlier stimulus efforts.

•

Despite softer-than-expected global economic growth, the second quarter saw a global rally. Strength in the global manufacturing sector, accommodative monetary policy at the central bank level, and governments’ targeted stimulus or eased austerity measures were viewed as promising, despite the persistently fragile recovery in Europe and weakness in Japan.

•

In the third quarter, international equities generated only modest gains. Euro zone returns mirrored the region’s economic woes, as the continent awaited additional stimulus efforts and dealt with ongoing concerns about tensions with Russia. Germany and France experienced steep declines, but Denmark posted a double-digit return. Asian markets generally recorded tepid returns, with stocks in Singapore and Hong Kong advancing and Japanese stocks declining.

•

During October, international markets posted steep declines due to geopolitical strife, concerns about China’s slowdown, and fears of the potentially detrimental effects of rising US interest rates. The strength of the US dollar, which gained nearly 8% versus the euro and yen, negatively impacted currency translation for Europe and Asia. Developed markets in the Asia-Pacific region held up better than most euro zone markets, but emerging Asian markets generated mixed results.

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•

For the reporting period, two small markets, Israel and Denmark, were among the top performers. Japan and the United Kingdom, the two largest markets in the Index, were basically flat. Portugal and Austria had large losses of about 26% and 24%, respectively. Overall, about half of the 44 countries included in the Index posted a positive return while the remainder ended the period in the red.

•

Emerging markets were primarily the best performers, although there was wide dispersion within returns. Egypt and India advanced more than 30%, while Indonesia, the Philippines, and Thailand gained between 23% and 27%. Greece reversed its performance of the prior twelve months, falling almost 33%, and Russia, following troubles in Crimea and Ukraine, was down over 21%.

•

For the reporting period, the majority of the value added in the Fund came in Switzerland in healthcare, Canada in financials and materials, and South Africa in telecommunication services and financials, while the Fund’s exposures in Australia in materials, Brazil in financials, and China in materials detracted from performance.

How did international stock markets sectors perform?

•

There was also wide variance in sector performance. Healthcare led with an almost 14% gain, followed by information technology, which gained over 11%. Utilities and telecommunication services also did well. The poorest performing sectors were materials, which fell over 8%, and energy, which lost 4%. Consumer discretionary and industrials also ended the reporting period in the red.

•

The Fund’s holdings in information technology in Japan and Taiwan; consumer discretionary in France, India, and Denmark; utilities in China and Portugal; and telecommunication services in Japan and South Africa outperformed their respective benchmark returns. However, three sectors, including materials in Australia and China, consumer staples in the United Kingdom and Germany, and financials in Brazil detracted from relative performance.

How did slow-growing and fast-growing stocks perform in the Fund?

•	The Fund uses a well-diversified core strategy that seeks to pick the best stocks in each sector. The Fund maintains a balance between slow-growing value stocks and fast-growing growth stocks.

•	Quantitative Management Associates (QMA) places a heavier emphasis on valuation factors, such as price-to-earnings ratios and dividend yield, when

Prudential International Equity Fund	7

Strategy and Performance Overview (continued)

evaluating slower-growing stocks. For faster-growing stocks, QMA’s process places a heavier weighting on information about earnings and sales growth. Quality is considered important across the growth spectrum. This allows the Fund to potentially add value throughout the full range from slow- to fast-growing companies, while maintaining a core profile.

•	Over the past year, both valuation and growth/revisions factors performed well and positively impacted the Fund’s total return. Quality and financial momentum factors also did well.

•

If the Index is aligned in quintiles from fastest- to slowest-growing stocks, in absolute terms, the Fund’s faster-growing stocks did better than the slower-growing value stocks overall. However, in terms of relative performance compared to the Index, the situation was reversed.

•

Within the faster-growth category, performance was best in healthcare and industrials, mainly from companies in developed markets such as Denmark, Finland, Switzerland, and the United Kingdom. Laggards included consumer staples holdings in Taiwan, Brazil, and India, as well as financial stocks in India, Italy, Hong Kong, and the United Kingdom.

•

Within the slower-growth category, performance was best in the telecommunication services, primarily South Africa’s Telkom SA SOC and Japan’s Nippon Telegraph and Telephone, and in the energy sector, namely Brazil’s Petroleo Brasileiro. Value was detracted in the materials sectors in China, Australia, and Japan and in the consumer discretionary sector, chiefly in Japan and the United Kingdom.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2014, at the beginning of the period, and held through the six-month period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider

Prudential International Equity Fund	9

Fees and Expenses (continued)

the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Equity Fund		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$974.80	1.61%	$8.01
	Hypothetical	$1,000.00	$1,017.09	1.61%	$8.19

Class B	Actual	$1,000.00	$971.10	2.31%	$11.48
	Hypothetical	$1,000.00	$1,013.56	2.31%	$11.72

Class C	Actual	$1,000.00	$971.10	2.31%	$11.48
	Hypothetical	$1,000.00	$1,013.56	2.31%	$11.72

Class Z	Actual	$1,000.00	$976.30	1.31%	$6.53
	Hypothetical	$1,000.00	$1,018.60	1.31%	$6.67

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the year ended October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.59%	1.59%
B	2.29	2.29
C	2.29	2.29
Z	1.29	1.29

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential International Equity Fund	11

Portfolio of Investments

as of October 31, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.5%

COMMON STOCKS 96.8%

Australia 4.5%
BHP Billiton Ltd.	95,558	$2,858,804
Commonwealth Bank of Australia	4,576	325,398
CSL Ltd.	7,603	536,796
Dexus Property Group, REIT	84,051	89,835
Federation Centres Ltd., REIT	667,127	1,602,042
Fortescue Metals Group Ltd.	415,036	1,280,946
Insurance Australia Group Ltd.	323,843	1,872,633
Leighton Holdings Ltd.	87,966	1,712,605
Lend Lease Group	14,305	199,513
Suncorp Group Ltd.	135,307	1,760,652
Woodside Petroleum Ltd.	11,805	419,320
Woolworths Ltd.	9,678	307,138

		12,965,682

Austria 0.2%
ams AG	9,246	331,553
UNIQA Insurance Group AG	25,674	286,276
Voestalpine AG	1,873	75,028

		692,857

Belgium 0.5%
Anheuser-Busch InBev NV	12,724	1,411,019

Brazil 1.0%
Banco do Brasil SA	139,000	1,555,539
Cielo SA	11,300	185,559
Light SA	109,900	902,565
Localiza Rent a Car SA	5,200	74,960
TPI-Triunfo Participacoes e Investimentos SA*	97,400	229,949

		2,948,572

Canada 8.4%
Alimentation Couche Tard, Inc. (Class B Stock)	6,900	234,173
Bank of Montreal	10,300	746,922
Canadian Imperial Bank of Commerce	22,773	2,078,980
Canadian National Railway Co.	32,800	2,312,487
Canadian Natural Resources Ltd.	55,700	1,943,730
Empire Co. Ltd. (Class A Stock)	1,300	89,935
Genworth MI Canada, Inc.	30,000	1,048,756

See Notes to Financial Statements.

Prudential International Equity Fund	13

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Canada (cont’d.)
Imperial Oil Ltd.	4,800	$230,960
Linamar Corp.	7,700	393,318
Loblaw Cos. Ltd.	2,732	142,339
Magna International, Inc.	22,800	2,250,363
Metro, Inc.	19,700	1,384,357
National Bank of Canada	21,200	990,920
Potash Corp of Saskatchewan, Inc.	38,600	1,317,548
Royal Bank of Canada	46,300	3,286,867
Shaw Communications, Inc. (Class B Stock)	6,300	161,769
Suncor Energy, Inc.	73,800	2,620,537
Toronto-Dominion Bank (The)	60,499	2,977,578

		24,211,539

Chile 0.1%
Administradora de Fondos de Pensiones Habitat SA	50,083	79,325
Banco de Credito e Inversiones	1,454	81,731
Enersis SA	314,450	100,501

		261,557

China 5.2%
Agricultural Bank of China Ltd. (Class H Stock)	3,441,000	1,599,009
Bank of China Ltd. (Class H Stock)	4,862,000	2,327,203
Bank of Communications Co. Ltd. (Class H Stock)	141,000	105,723
Beijing Capital Land Ltd. (Class H Stock)	662,000	228,772
China CITIC Bank Corp. Ltd. (Class H Stock)	2,762,000	1,799,303
China Construction Bank Corp. (Class H Stock)	1,356,000	1,011,711
China Lumena New Materials Corp.*(a)	5,060,000	695,859
China Merchants Bank Co. Ltd. (Class H Stock)	229,000	424,389
China Power International Development Ltd.	2,145,000	968,945
China Railway Group Ltd. (Class H Stock)	132,000	81,431
China Resources Power Holdings Co. Ltd.	28,000	81,498
China Telecom Corp. Ltd. (Class H Shares)	260,000	165,738
Huaneng Power International, Inc. (Class H Stock)	1,482,000	1,822,033
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,079,000	716,413
Jiangnan Group Ltd.	4,370,000	873,420
Kaisa Group Holdings Ltd.	1,496,000	555,959
Shenzhen Expressway Co. Ltd. (Class H Stock)	730,000	467,036
Tencent Holdings Ltd.	59,200	951,478
Tiangong International Co. Ltd.	1,072,000	273,796

		15,149,716

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Czech Republic
CEZ A/S	2,983	$82,516

Denmark 1.9%
A.P. Moeller - Maersk A/S (Class A Stock)	714	1,624,317
A.P. Moeller - Maersk A/S (Class B Stock)	761	1,775,852
Pandora A/S	23,639	1,993,040
Schouw & Co.	4,984	220,819

		5,614,028

Finland 1.1%
Fortum OYJ	56,594	1,312,515
Huhtamaki OYJ	9,557	242,510
Kone OYJ (Class B Stock)	12,690	546,532
Nokia OYJ	58,753	490,933
Sampo OYJ (Class A Stock)	7,116	340,980
Wartsila OYJ Abp	2,341	108,547

		3,042,017

France 5.6%
AXA SA	88,399	2,041,886
Cap Gemini SA	18,204	1,197,752
Carrefour SA	9,731	285,218
Casino Guichard Perrachon SA	12,813	1,313,759
Credit Agricole SA	16,939	250,668
Electricite de France SA	33,162	979,220
Ingenico	6,303	627,925
Natixis SA	141,594	974,658
Orange SA	107,273	1,707,824
Peugeot SA*	7,292	86,662
Rallye SA	9,013	349,312
Safran SA	4,331	274,297
Sanofi	16,906	1,534,050
Sopra Group SA	2,784	208,686
Teleperformance	7,851	494,727
Thales SA	1,805	89,636
Total SA	64,416	3,845,844

		16,262,124

See Notes to Financial Statements.

Prudential International Equity Fund	15

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Germany 5.1%
Allianz SE	15,794	$2,511,593
BASF SE	5,975	527,951
Bayer AG	12,506	1,788,628
Bayerische Motoren Werke AG	18,979	2,035,264
Continental AG	1,761	346,856
Daimler AG	18,287	1,425,817
Deutsche Post AG	15,532	489,099
DO Deutsche Office AG*	28,765	104,896
Henkel AG & Co. KGaA	17,196	1,565,159
Hochtief AG	1,146	84,802
Infineon Technologies AG	18,232	177,629
K+S AG	50,035	1,402,217
KUKA AG(b)	4,444	280,078
Merck KGaA	2,316	209,654
Muenchener Rueckversicherungs AG	2,730	537,504
Stada Arzneimittel AG	13,734	529,183
Volkswagen AG	4,134	881,650

		14,897,980

Hong Kong 1.8%
BOC Hong Kong Holdings Ltd.	60,500	201,399
Cheung Kong Holdings Ltd.	23,000	408,302
Cheung Kong Infrastructure Holdings Ltd.	11,000	80,348
Henderson Land Development Co. Ltd.	16,000	108,092
Hysan Development Co. Ltd.	310,000	1,414,484
Link REIT (The)	361,500	2,125,836
New World Development Co. Ltd.	82,000	103,075
PCCW Ltd.	537,000	341,380
Power Assets Holdings Ltd.	21,500	207,590
TCC International Holdings Ltd.	604,000	242,997

		5,233,503

Hungary 0.1%
Magyar Telekom Telecommunications PLC*	219,113	303,252

India 0.6%
Infosys Ltd., ADR(b)	19,500	1,303,770
Sesa Sterlite Ltd., ADR	4,900	82,516
Tata Motors Ltd., ADR	4,700	221,370

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

India (cont’d.)
Tata Steel Ltd., GDR, RegS	12,767	$101,887

		1,709,543

Indonesia 0.2%
PT Bank Negara Indonesia (Persero) Tbk	190,000	93,645
PT Bank Rakyat Indonesia (Persero) Tbk	186,100	170,541
PT Surya Citra Media TbK	1,189,200	332,880

		597,066

Ireland 0.3%
Greencore Group PLC	218,848	918,283

Israel 1.4%
Bank Hapoalim BM	285,886	1,471,701
Teva Pharmaceutical Industries Ltd.	45,052	2,543,066

		4,014,767

Italy 0.7%
Brembo SpA	17,993	596,672
Eni SpA	41,062	874,821
Snam SpA	33,349	180,334
UnipolSai SpA	109,519	294,468

		1,946,295

Japan 15.9%
Alfresa Holdings Corp.	6,300	79,946
Asahi Kasei Corp.	21,000	172,330
Bandai Namco Holdings, Inc.	2,800	69,490
Daicel Corp.	7,000	80,692
Daikin Industries Ltd.	28,700	1,793,982
FANUC Corp.	3,100	546,331
Fuji Electric Co. Ltd.	18,000	79,082
Fuji Heavy Industries Ltd.	72,800	2,423,013
Fujitsu Ltd.	278,000	1,690,091
Japan Tobacco, Inc.	46,300	1,579,712
KDDI Corp.	36,700	2,410,069
Kobe Steel Ltd.	49,000	77,854
Koito Manufacturing Co. Ltd.	3,400	102,450
Medipal Holdings Corp.	63,900	708,279
Mitsubishi Corp.	111,000	2,176,527

See Notes to Financial Statements.

Prudential International Equity Fund	17

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
Mitsubishi Electric Corp.	147,000	$1,895,389
Mitsubishi Materials Corp.	458,000	1,433,500
Mitsubishi UFJ Financial Group, Inc.	540,100	3,148,359
Mitsui & Co. Ltd.	93,000	1,404,213
Murata Manufacturing Co. Ltd.	3,200	359,554
NH Foods Ltd.	4,000	92,239
Nippon Telegraph & Telephone Corp.	38,300	2,382,982
Nitto Denko Corp.	2,700	146,027
NOK Corp.	4,000	101,338
NSK Ltd.	126,000	1,650,359
Omron Corp.	3,200	151,471
Oriental Land Co. Ltd.	800	171,071
ORIX Corp.	21,100	292,873
Otsuka Holdings Co. Ltd.	61,600	2,160,808
Panasonic Corp.	180,600	2,172,845
Resona Holdings, Inc.	32,800	187,609
Rohm Co. Ltd.	1,600	97,393
Seiko Epson Corp.	43,200	2,004,685
Sekisui Chemical Co. Ltd.	15,000	186,951
Shimano, Inc.	1,300	172,387
Sony Corp.	91,800	1,812,436
Sumitomo Metal Mining Co. Ltd.	106,000	1,470,487
Sumitomo Mitsui Financial Group, Inc.	63,100	2,573,402
Suzuki Motor Corp.	52,100	1,746,314
Taiheiyo Cement Corp.	19,000	69,710
Taisei Corp.	16,000	88,975
Tokio Marine Holdings, Inc.	11,300	362,370
Toyota Industries Corp.	21,300	1,014,227
Toyota Motor Corp.	43,634	2,625,773

		45,965,595

Malaysia 0.3%
DiGi.Com Bhd	56,300	105,981
IGB Real Estate Investment Trust, REIT	658,800	264,426
IOI Corp. Bhd	59,900	89,051
Malayan Flour Mills Bhd	149,800	85,213
Sunway Bhd	361,600	379,412

		924,083

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Mexico 0.7%
Alfa SAB de CV (Class A Stock)	78,800	$251,563
Arca Continental SAB de CV	12,300	79,191
Grupo Mexico SAB de CV (Class B Stock)	482,900	1,662,112

		1,992,866

Netherlands 2.0%
Royal Dutch Shell PLC (Class A Stock)	101,532	3,626,885
Royal Dutch Shell PLC (Class B Stock)	50,082	1,850,292
TomTom NV*(b)	57,040	414,354

		5,891,531

New Zealand 0.4%
Air New Zealand Ltd.	497,431	787,477
Chorus Ltd.*	249,569	410,479

		1,197,956

Norway 1.5%
Bakkafrost P/F	3,933	96,166
DNB ASA	8,105	148,907
Gjensidige Forsikring ASA	32,143	583,863
Leroy Seafood Group ASA	7,357	278,311
Marine Harvest ASA	78,001	1,104,688
Salmar ASA	33,029	595,069
Statoil ASA	63,295	1,448,534
Yara International ASA	2,880	132,254

		4,387,792

Philippines
Universal Robina Corp.	17,770	73,607

Poland 1.1%
KGHM Polska Miedz SA	2,269	87,512
PGE SA	233,237	1,530,280
Powszechny Zaklad Ubezpieczen SA	10,084	1,513,003

		3,130,795

Portugal 0.6%
CTT-Correios de Portugal SA	77,893	721,931
EDP - Energias de Portugal SA	37,600	161,805
Sonae SGPS SA	623,289	835,977

		1,719,713

See Notes to Financial Statements.

Prudential International Equity Fund	19

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Russia 0.9%
Gazprom OAO, ADR	133,485	$884,739
Lukoil OAO, ADR	13,411	658,480
MMC Norilsk Nickel OJSC, ADR	24,344	453,042
NOVATEK OAO, GDR, RegS	1,431	153,689
Rosneft OAO, GDR, RegS	68,985	384,246
Surgutneftegas OAO, ADR	23,126	152,169

		2,686,365

Singapore 1.3%
Keppel Corp. Ltd.	198,000	1,451,977
Mapletree Commercial Trust, REIT	357,000	397,235
Mapletree Industrial Trust, REIT	255,000	292,876
Oversea-Chinese Banking Corp. Ltd.	833	6,417
Wilmar International Ltd.	639,000	1,592,829

		3,741,334

South Africa 2.7%
AVI Ltd.	113,493	740,120
FirstRand Ltd.	456,842	1,956,804
Investec PLC	10,028	91,951
Mr Price Group Ltd.	31,198	645,934
RMB Holdings Ltd.	17,417	96,776
Sanlam Ltd.	29,341	185,407
Sasol Ltd.	43,181	2,156,253
Sibanye Gold Ltd.	416,169	784,138
Telkom SA SOC Ltd.*	191,422	1,017,240

		7,674,623

South Korea 2.0%
Coway Co. Ltd.	877	67,044
Dongsuh Co., Inc.	4,126	80,582
Hanil Cement Co. Ltd.	2,194	282,245
Hyundai Hysco Co. Ltd.	13,215	857,965
Hyundai Steel Co.	7,972	508,087
Korea Electric Power Corp.	2,872	126,069
KT&G Corp.	5,501	487,074
LG Display Co. Ltd.*	6,169	181,610
LG Electronics, Inc.	24,123	1,473,232
POSCO	289	83,474
Samsung Electronics Co. Ltd.	559	651,874

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

South Korea (cont’d.)
Seah Besteel Corp.	15,827	$473,272
SK Hynix, Inc.*	9,127	407,012
SK Telecom Co. Ltd.	822	205,992

		5,885,532

Spain 2.4%
ACS Actividades de Construccion y Servicios SA	43,527	1,615,627
Banco Santander SA	341,904	3,020,899
Telefonica SA	145,367	2,187,434

		6,823,960

Sweden 2.8%
Axfood AB	1,895	116,639
Hennes & Mauritz AB (Class B Stock)	15,290	610,063
Hexpol AB	8,432	747,053
Industrivarden AB (Class C Stock)	4,515	79,096
Investment AB Kinnevik (Class B Stock)	52,243	1,658,866
Investor AB (Class B Stock)	7,569	271,671
Skandinaviska Enskilda Banken AB (Class A Stock)	171,861	2,207,429
Svenska Cellulosa AB SCA (Class B Stock)	9,189	205,893
Svenska Handelsbanken AB (Class A Stock)	39,781	1,901,739
Swedbank AB (Class A Stock)	14,919	395,364

		8,193,813

Switzerland 5.3%
Actelion Ltd.	14,488	1,725,451
Baloise Holding AG	755	95,043
Geberit AG	595	203,095
Givaudan SA	148	247,156
Huber & Suhner AG	2,591	127,779
Nestle SA	39,408	2,889,952
Novartis AG	58,431	5,422,565
Roche Holding AG	14,048	4,145,588
Swiss Life Holding AG	525	120,456
Swiss Re AG	5,576	450,880

		15,427,965

Taiwan 3.6%
Advanced Semiconductor Engineering, Inc.	108,000	130,286
Catcher Technology Co. Ltd.	226,000	1,907,834

See Notes to Financial Statements.

Prudential International Equity Fund	21

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Taiwan (cont’d.)
Chimei Materials Technology Corp.	510,800	$560,186
Fubon Financial Holding Co. Ltd.	107,000	181,143
Hon Hai Precision Industry Co. Ltd.	909,440	2,878,377
Ichia Technologies, Inc.	165,000	180,376
Inotera Memories, Inc.*	62,000	95,819
King Yuan Electronics Co. Ltd.	611,000	484,062
Largan Precision Co. Ltd.	2,000	140,499
Lung Yen Life Service Corp.	34,000	100,144
Mega Financial Holding Co. Ltd.	104,891	86,996
Namchow Chemical Industrial Co. Ltd.	240,000	386,847
Pegatron Corp.	817,000	1,488,978
Taishin Financial Holding Co. Ltd.	181,000	86,343
Taiwan Semiconductor Manufacturing Co. Ltd.	407,000	1,764,293

		10,472,183

Thailand 1.4%
GFPT PCL	1,471,500	871,966
Kasikornbank PCL	177,400	1,286,275
Krungthai Card PCL	93,000	197,022
Pruksa Real Estate PCL	780,000	802,272
PTT PCL	7,600	86,011
Siam Commercial Bank PCL (The)	98,900	538,985
Thai Vegetable Oil PCL	292,800	200,474

		3,983,005

Turkey 0.6%
Akcansa Cimento AS	58,249	374,672
Cimsa Cimento Sanayi VE Ticaret AS	38,787	286,875
Koza Anadolu Metal Madencilik Isletmeleri AS*	576,759	448,734
Trakya Cam Sanayii AS	478,592	628,566

		1,738,847

United Kingdom 12.5%
888 Holdings PLC	178,749	366,441
Ashtead Group PLC	62,767	1,051,609
AstraZeneca PLC	19,754	1,442,991
Aviva PLC	46,093	385,532
BP PLC	545,303	3,923,386
British American Tobacco PLC	20,344	1,153,044
BT Group PLC	384,540	2,266,980

See Notes to Financial Statements.

22

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom (cont’d.)
Bunzl PLC	5,366	$145,716
Capita PLC	93,959	1,651,972
Centamin PLC	869,919	712,501
CNH Industrial NV	14,851	121,190
Direct Line Insurance Group PLC	23,971	106,039
Dixons Carphone PLC	96,924	615,443
Ferrexpo PLC	297,530	400,518
Fiat Chrysler Automobiles NV*	8,915	99,740
GlaxoSmithKline PLC	51,641	1,167,803
Highland Gold Mining Ltd.	212,234	129,014
HSBC Holdings PLC	259,620	2,646,908
Imperial Tobacco Group PLC	15,316	665,352
International Consolidated Airlines Group SA*	16,233	106,170
Intu Properties PLC, REIT	292,961	1,598,159
ITV PLC	660,637	2,146,192
J. Sainsbury PLC(b)	275,527	1,085,450
Legal & General Group PLC	423,194	1,568,472
National Grid PLC	60,597	899,253
Next PLC	16,662	1,720,123
Persimmon PLC	4,847	113,832
Provident Financial PLC	20,745	705,459
Prudential PLC	15,399	356,578
Reckitt Benckiser Group PLC	10,487	883,248
Rio Tinto Ltd.	6,930	370,052
Unilever NV, CVA	61,936	2,400,541
Unilever PLC	20,954	842,881
Vodafone Group PLC	506,679	1,684,931
WH Smith PLC	22,658	409,083
WM Morrison Supermarkets PLC	33,120	82,233
Wolseley PLC	4,188	222,717

		36,247,553

United States 0.1%
Catamaran Corp.*	3,300	157,233
Transocean Ltd.	5,575	166,044

		323,277

TOTAL COMMON STOCKS (cost $251,730,023)		280,744,711

See Notes to Financial Statements.

Prudential International Equity Fund	23

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
EXCHANGE TRADED FUNDS 0.8%

United States
iShares MSCI EAFE Index Fund(b)	30,300	$1,937,685
iShares MSCI Emerging Markets Index Fund(b)	12,600	531,090

TOTAL EXCHANGE TRADED FUNDS (cost $2,494,529)		2,468,775

PREFERRED STOCKS 1.9%

Brazil 1.9%
Banco ABC Brasil SA (PRFC)	40,400	224,508
Banco Bradesco SA (PRFC)	33,600	506,054
Banco do Estado do Rio Grande do Sul SA (PRFC)	72,500	433,028
Cia Energetica de Minas Gerais (PRFC)	207,200	1,189,901
Cia Energetica de Sao Paulo (PRFC)	7,700	75,916
Itau Unibanco Holding SA (PRFC)	127,600	1,892,449
Oi SA (PRFC)*	2,058,000	1,079,705

		5,401,561

South Korea
Samsung Electronics Co. Ltd. (PRFC)	131	120,921

TOTAL PREFERRED STOCKS (cost $6,274,092)		5,522,482

TOTAL LONG-TERM INVESTMENTS (cost $260,498,644)		288,735,968

SHORT-TERM INVESTMENT 2.1%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $6,143,769; includes $5,626,825 of cash collateral for securities on loan) (Note 3)(c)(d)	6,143,769	6,143,769

TOTAL INVESTMENTS 101.6% (cost $266,642,413; Note 5)		294,879,737
Liabilities in excess of other assets (1.6)%		(4,754,979)

NET ASSETS 100.0%		$290,124,758

See Notes to Financial Statements.

24

The following abbreviations are used in the portfolio descriptions:

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ADR—American Depositary Receipt

CVA—Certificate Van Aandelen (Bearer)

EAFE—Europe, Australasia and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

PRFC—Preference Shares

REIT—Real Estate Investment Trust

*	Non-income producing security.
(a)	Indicates a security or securities that has been deemed illiquid.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,476,953; cash collateral of $5,626,825 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(c)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$12,965,682	$—
Austria	—	692,857	—

See Notes to Financial Statements.

Prudential International Equity Fund	25

Portfolio of Investments

as of October 31, 2014 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
Belgium	$—	$1,411,019	$—
Brazil	2,948,572	—	—
Canada	24,211,539	—	—
Chile	261,557	—	—
China	1,102,192	13,351,665	695,859
Czech Republic	—	82,516	—
Denmark	—	5,614,028	—
Finland	—	3,042,017	—
France	—	16,262,124	—
Germany	104,896	14,793,084	—
Hong Kong	242,997	4,990,506	—
Hungary	—	303,252	—
India	1,709,543	—	—
Indonesia	—	597,066	—
Ireland	—	918,283	—
Israel	—	4,014,767	—
Italy	—	1,946,295	—
Japan	—	45,965,595	—
Malaysia	89,051	835,032	—
Mexico	1,992,866	—	—
Netherlands	—	5,891,531	—
New Zealand	410,479	787,477	—
Norway	—	4,387,792	—
Philippines	—	73,607	—
Poland	—	3,130,795	—
Portugal	—	1,719,713	—
Russia	2,686,365	—	—
Singapore	—	3,741,334	—
South Africa	—	7,674,623	—
South Korea	—	5,885,532	—
Spain	—	6,823,960	—
Sweden	116,639	8,077,174	—
Switzerland	127,779	15,300,186	—
Taiwan	—	10,472,183	—
Thailand	—	3,983,005	—
Turkey	—	1,738,847	—
United Kingdom	1,242,033	35,005,520	—
United States	157,233	166,044	—
Exchange Traded Funds
United States	2,468,775	—	—

See Notes to Financial Statements.

26

	Level 1	Level 2	Level 3
Preferred Stocks
Brazil	$5,401,561	$—	$—
South Korea	—	120,921	—
Affiliated Money Market Mutual Fund	6,143,769	—	—

Total	$51,417,846	$242,766,032	$695,859

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2014 was as follows (Unaudited):

Banks	15.2%
Oil, Gas & Consumable Fuels	8.7
Pharmaceuticals	7.3
Insurance	5.1
Metals & Mining	5.1
Food Products	4.6
Diversified Telecommunication Services	4.2
Automobiles	3.9
Electric Utilities	2.4
Real Estate Investment Trusts (REITs)	2.2
Food & Staples Retailing	2.1
Household Durables	2.1
Technology Hardware, Storage & Peripherals	2.1
Affiliated Money Market Mutual Fund (including 1.9% of collateral for securities on loan)	2.1
Chemicals	2.0
Electronic Equipment, Instruments & Components	1.9
Trading Companies & Distributors	1.9
IT Services	1.7
Auto Components	1.6
Diversified Financial Services	1.6
Wireless Telecommunication Services	1.6
Real Estate Management & Development	1.5
Tobacco	1.3
Construction & Engineering	1.2
Machinery	1.2
Semiconductors & Semiconductor Equipment	1.1
Marine	1.1
Electrical Equipment	1.0
Independent Power & Renewable Electricity Producers	0.9
Household Products	0.9%
Media	0.9
Building Products	0.9
Exchange Traded Funds	0.8
Road & Rail	0.8
Biotechnology	0.8
Professional Services	0.8
Specialty Retail	0.7
Textiles, Apparel & Luxury Goods	0.7
Multiline Retail	0.6
Industrial Conglomerates	0.6
Beverages	0.5
Construction Materials	0.4
Air Freight & Logistics	0.4
Thrifts & Mortgage Finance	0.4
Consumer Finance	0.4
Internet Software & Services	0.3
Multi-Utilities	0.3
Airlines	0.3
Transportation Infrastructure	0.3
Health Care Providers & Services	0.2
Hotels, Restaurants & Leisure	0.2
Communications Equipment	0.2
Aerospace & Defense	0.1
Containers & Packaging	0.1
Leisure Products	0.1
Gas Utilities	0.1
Energy Equipment & Services	0.1

101.6
Liabilities in excess of other assets	(1.6)

100.0%

See Notes to Financial Statements.

Prudential International Equity Fund	27

Portfolio of Investments

as of October 31, 2014 continued

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

At October 31, 2014, the Series did not have any derivative instruments in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Rights*	Total
Equity contracts	$38,288	$1,737	$40,025

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Rights**	Total
Equity contracts	$(40,773)	$(790)	$(41,563)

**	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2014, the average value at trade date for futures long positions was $518,767.

See Notes to Financial Statements.

28

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2014

Prudential International Equity Fund

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value, including securities on loan of $5,476,953:
Unaffiliated investments (cost $260,498,644)	$288,735,968
Affiliated investments (cost $6,143,769)	6,143,769
Cash	139
Foreign currency, at value (cost $306,169)	304,159
Tax reclaim receivable	722,752
Dividends receivable	628,515
Receivable for Series shares sold	19,852
Prepaid expenses	3,090

Total assets	296,558,244

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	5,626,825
Accrued expenses	313,981
Management fee payable	205,889
Payable for Series shares reacquired	148,704
Distribution fee payable	73,885
Affiliated transfer agent fee payable	64,169
Loan interest payable (Note 7)	33

Total liabilities	6,433,486

Net Assets	$290,124,758

Net assets were comprised of:
Common stock, at par	$394,926
Paid-in capital in excess of par	446,398,522

446,793,448
Undistributed net investment income	5,479,387
Accumulated net realized loss on investment and foreign currency transactions	(190,311,284)
Net unrealized appreciation on investments and foreign currencies	28,163,207

Net assets, October 31, 2014	$290,124,758

See Notes to Financial Statements.

30

Class A
Net asset value and redemption price per share ($218,908,710 ÷ 29,734,998 shares of common stock issued and outstanding)	$7.36
Maximum sales charge (5.50% of offering price)	0.43

Maximum offering price to public	$7.79

Class B
Net asset value, offering price and redemption price per share ($5,005,806 ÷ 709,679 shares of common stock issued and outstanding)	$7.05

Class C
Net asset value, offering price and redemption price per share ($18,146,311 ÷ 2,573,494 shares of common stock issued and outstanding)	$7.05

Class Z
Net asset value, offering price and redemption price per share ($48,063,931 ÷ 6,474,416 shares of common stock issued and outstanding)	$7.42

See Notes to Financial Statements.

Prudential International Equity Fund	31

Statement of Operations

Year Ended October 31, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,016,162)	$11,113,056
Affiliated income from securities loaned, net	12,494
Interest income	5,155
Affiliated dividend income	1,188

Total income	11,131,893

Expenses
Management fee	2,634,549
Distribution fee—Class A	696,147
Distribution fee—Class B	58,680
Distribution fee—Class C	194,023
Distribution fee—Class F	201
Distribution fee—Class X	462
Transfer agent’s fees and expenses (including affiliated expense of $267,000)	786,000
Custodian’s fees and expenses	321,000
Registration fees	73,000
Shareholders’ reports	72,000
Audit fee	30,000
Legal fees and expenses	21,000
Directors’ fees	20,000
Insurance expenses	4,000
Interest expense	3,836
Miscellaneous	69,752

Total expenses	4,984,650

Net investment income	6,147,243

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	36,718,994
Futures transactions	38,288
Foreign currency transactions	(79,175)

36,678,107

Net change in unrealized appreciation (depreciation) on:
Investments	(37,049,482)
Futures	(40,773)
Foreign currencies	(129,304)

(37,219,559)

Net loss on investment and foreign currency transactions	(541,452)

Net Increase In Net Assets Resulting From Operations	$5,605,791

See Notes to Financial Statements.

32

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$6,147,243	$5,659,124
Net realized gain on investment and foreign currency transactions	36,678,107	32,547,864
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(37,219,559)	30,209,826

Net increase in net assets resulting from operations	5,605,791	68,416,814

Dividends from net investment income (Note 1)
Class A	(4,392,794)	(4,559,841)
Class B	(82,095)	(87,134)
Class C	(258,429)	(283,431)
Class F	(2,101)	(10,934)
Class X	(2,191)	(9,832)
Class Z	(1,570,284)	(1,229,773)

	(6,307,894)	(6,180,945)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	17,501,842	24,830,694
Net asset value of shares issued in reinvestment of dividends	6,176,619	6,043,937
Cost of shares reacquired	(65,161,727)	(45,385,832)

Net decrease in net assets from Series share transactions	(41,483,266)	(14,511,201)

Total increase (decrease)	(42,185,369)	47,724,668

Net Assets:
Beginning of year	332,310,127	284,585,459

End of year(a)	$290,124,758	$332,310,127

(a) Includes undistributed net investment income of:	$5,479,387	$4,690,335

See Notes to Financial Statements.

Prudential International Equity Fund	33

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of seven series: Prudential International Equity Fund (the “Series”), Prudential Jennison Global Infrastructure Fund, Prudential International Value Fund, Prudential Jennison Global Opportunities Fund, Prudential Jennison International Opportunities Fund, Prudential Jennison Emerging Markets Equity Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to the Prudential International Equity Fund. The financial statements of the other series are not presented herein. The investment objective of the Series is to seek long-term growth of capital.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund and the Series consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued

34

at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Prudential International Equity Fund	35

Notes to Financial Statements

continued

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency

36

contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

The Series invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement

Prudential International Equity Fund	37

Notes to Financial Statements

continued

between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

REITs: The Series invests in real estate investment trusts (“REITs”), which report information on the source of their distributors annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of

38

common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Series holds such warrants and rights as long positions until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Series is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Prudential International Equity Fund	39

Notes to Financial Statements

continued

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, QMA is obligated to keep certain books and records of the Series. PI pays for the services of QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .85% of the average daily net assets of the Series up to and including $300 million, .75% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70% of the Series’ average daily net assets over $1.5 billion. The effective management fee was ..85% for the year ended October 31, 2014.

The Series has distribution agreements with Prudential Investment Management Services LLC (“PIMS”) and Prudential Annuities Distributors, Inc. (“PAD”). PIMS and PAD are both affiliates of PI and indirect, wholly-owned subsidiaries of Prudential. PIMS serves as the distributor of the Series’ Class A, Class B, Class C, Class F, and Class Z shares. PIMS, together with PAD, serves as co-distributor of the Series’ Class X shares.

The Series has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for the Class A, Class B, Class C, Class F and Class X shares of the Series in accordance with Rule 12b-1 of the 1940 Act. No distribution or service fees are paid to PIMS as distributor for the Series’ Class Z shares. Under the Plans, the Series compensates PIMS and PAD a distribution and service fee at the annual rate of .30%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, F and X shares, respectively.

PIMS has advised the Series that they received $96,496 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2014. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

40

PIMS has advised the Series that for the year ended October 31, 2014 it received $1,407, $8,344, $1,155, and $49 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C and Class F shareholders, respectively.

PI, QMA, PAD and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended October 31, 2014, PIM has been compensated approximately $4,000 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a series of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2014 aggregated $415,745,542 and $457,522,297, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the fiscal year ended October 31, 2014, the adjustments were to increase undistributed net investment income and to increase accumulated net realized loss on investment and

Prudential International Equity Fund	41

Notes to Financial Statements

continued

foreign currency transactions by $949,703, due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and investments in passive foreign investment companies. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2014 and October 31, 2013, the tax character of dividends paid by the Fund were $6,307,894 and $6,180,945 of ordinary income, respectively.

As of October 31, 2014, the Series had undistributed ordinary income of $6,345,611 on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$269,156,745	$36,085,103	$(10,362,111)	$25,722,992	$(74,116)	$25,648,876

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark-to-market of receivables and payables.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Series is permitted to carryforward capital losses realized on or after November 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Series utilized approximately $34,677,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2014. No capital gains distributions are expected to be paid to

42

shareholders until net gains have been realized in excess of such losses. As of October 31, 2014, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2017	$180,326,000
Expiring 2018	8,337,000

$188,663,000

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, B, C, and Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B Shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. The last conversion of Class F and Class X shares to Class A shares was completed as of March 14, 2014 and April 11, 2014, respectively. There are no Class F and Class X shares outstanding and Class F and Class X shares are no longer being offered for sale. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

Prudential International Equity Fund	43

Notes to Financial Statements

continued

There are 875 million authorized shares of common stock at $.01 par value per share, designated Class A, Class B, Class C and Class Z, each of which consists of 325 million, 150 million, 150 million and 250 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	997,836	$7,437,126
Shares issued in reinvestment of dividends and distributions	606,075	4,278,811
Shares reacquired	(3,845,795)	(28,680,565)

Net increase (decrease) in shares outstanding before conversion	(2,241,884)	(16,964,628)
Shares issued upon conversion from Class B, Class F, Class X and Class Z	217,343	1,616,468
Shares reacquired upon conversion into Class Z	(68,971)	(522,940)

Net increase (decrease) in shares outstanding	(2,093,512)	$(15,871,100)

Year ended October 31, 2013:
Shares sold	1,007,911	$6,687,880
Shares issued in reinvestment of dividends and distributions	709,948	4,437,173
Shares reacquired	(4,910,399)	(32,339,317)

Net increase (decrease) in shares outstanding before conversion	(3,192,540)	(21,214,264)
Shares issued upon conversion from Class B, Class F, Class X and Class Z	294,902	1,955,257
Shares reacquired upon conversion into Class Z	(78,700)	(530,920)

Net increase (decrease) in shares outstanding	(2,976,338)	$(19,789,927)

Class B
Year ended October 31, 2014:
Shares sold	115,280	$820,488
Shares issued in reinvestment of dividends and distributions	11,788	80,161
Shares reacquired	(115,309)	(828,558)

Net increase (decrease) in shares outstanding before conversion	11,759	72,091
Shares reacquired upon conversion into Class A	(159,740)	(1,144,832)

Net increase (decrease) in shares outstanding	(147,981)	$(1,072,741)

Year ended October 31, 2013:
Shares sold	140,384	$904,991
Shares issued in reinvestment of dividends and distributions	14,301	86,379
Shares reacquired	(105,231)	(665,748)

Net increase (decrease) in shares outstanding before conversion	49,454	325,622
Shares reacquired upon conversion into Class A	(132,182)	(844,219)

Net increase (decrease) in shares outstanding	(82,728)	$(518,597)

44

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	250,597	$1,782,658
Shares issued in reinvestment of dividends and distributions	36,950	251,259
Shares reacquired	(452,927)	(3,246,557)

Net increase (decrease) in shares outstanding before conversion	(165,380)	(1,212,640)
Shares reacquired upon conversion into Class Z	(15,245)	(112,272)

Net increase (decrease) in shares outstanding	(180,625)	$(1,324,912)

Year ended October 31, 2013:
Shares sold	194,985	$1,261,519
Shares issued in reinvestment of dividends and distributions	45,635	275,180
Shares reacquired	(537,568)	(3,387,583)

Net increase (decrease) in shares outstanding before conversion	(296,948)	(1,850,884)
Shares reacquired upon conversion into Class Z	(2,569)	(17,777)

Net increase (decrease) in shares outstanding	(299,517)	$(1,868,661)

Class F
Period ended March 14, 2014*:
Shares issued in reinvestment of dividends and distributions	86	$583
Shares reacquired	(5,211)	(37,196)

Net increase (decrease) in shares outstanding before conversion	(5,125)	(36,613)
Shares reacquired upon conversion into Class A	(14,245)	(97,276)

Net increase (decrease) in shares outstanding	(19,370)	$(133,889)

Year ended October 31, 2013:
Shares sold	16	$107
Shares issued in reinvestment of dividends and distributions	1,732	10,446
Shares reacquired	(10,025)	(62,519)

Net increase (decrease) in shares outstanding before conversion	(8,277)	(51,966)
Shares reacquired upon conversion into Class A	(90,014)	(575,098)

Net increase (decrease) in shares outstanding	(98,291)	$(627,064)

Prudential International Equity Fund	45

Notes to Financial Statements

continued

Class X	Shares	Amount
Period ended April 11, 2014**:
Shares sold	14	$99
Shares issued in reinvestment of dividends and distributions	311	2,117
Shares reacquired	(1,493)	(10,397)

Net increase (decrease) in shares outstanding before conversion	(1,168)	(8,181)
Shares reacquired upon conversion into Class A	(29,057)	(203,038)

Net increase (decrease) in shares outstanding	(30,225)	$(211,219)

Year ended October 31, 2013:
Shares sold	1,547	$9,653
Shares issued in reinvestment of dividends and distributions	1,618	9,773
Shares reacquired	(11,055)	(70,470)

Net increase (decrease) in shares outstanding before conversion	(7,890)	(51,044)
Shares reacquired upon conversion into Class A	(84,144)	(533,747)

Net increase (decrease) in shares outstanding	(92,034)	$(584,791)

Class Z
Year ended October 31, 2014:
Shares sold	999,881	$7,461,471
Shares issued in reinvestment of dividends and distributions	220,238	1,563,688
Shares reacquired	(4,459,314)	(32,358,454)

Net increase (decrease) in shares outstanding before conversion	(3,239,195)	(23,333,295)
Shares issued upon conversion from Class A and Class C	83,020	635,212
Shares reacquired upon conversion into Class A	(21,953)	(171,322)

Net increase (decrease) in shares outstanding	(3,178,128)	$(22,869,405)

Year ended October 31, 2013:
Shares sold	2,363,610	$15,966,544
Shares issued in reinvestment of dividends and distributions	194,751	1,224,986
Shares reacquired	(1,312,558)	(8,860,195)

Net increase (decrease) in shares outstanding before conversion	1,245,803	8,331,335
Shares issued upon conversion from Class A and Class C	80,644	548,697
Shares reacquired upon conversion into Class A	(341)	(2,193)

Net increase (decrease) in shares outstanding	1,326,106	$8,877,839

*	As of March 14, 2014, the last conversion of Class F shares to Class A shares was completed. There are no Class F shares outstanding and Class F shares are no longer being offered for sale.
**	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

46

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series utilized the SCA during the year ended October 31, 2014. The average daily balance for the 131 days that the Series had loans outstanding during the period was approximately $748,817, borrowed at a weighted average interest rate of 1.41%. At October 31, 2014, the Series did not have an outstanding loan amount.

Note 8. Ownership

As of October 31, 2014, approximately 26% of the Series was owned by two institutional shareholders for the beneficial interest of their underlying account holders.

Note 9. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Series declared ordinary income dividends on December 10, 2014 to shareholders of record on December 11, 2014. The ex-dividend date was December 12, 2014. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.17214
Class B	$0.12271
Class C	$0.12271
Class Z	$0.19460

Note 10. Subsequent Event

Pursuant to a Plan of Reorganization approved by the shareholders of the Prudential International Value Fund, a series of the Prudential World Fund, Inc., the Series is expected to acquire the net assets of the Prudential International Value Fund at the close of business on or about December 19, 2014. According to the terms of the merger, the shareholders of the Prudential International Value Fund will be issued shares in the Series.

Prudential International Equity Fund	47

Financial Highlights

Class A Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.37	$6.02	$5.72	$6.17	$5.77
Income (loss) from investment operations:
Net investment income	.15	.12	.12	.09	.08
Net realized and unrealized gain (loss) on investment transactions	(.02)	1.36	.29	(.46)	.36
Total from investment operations	.13	1.48	.41	(.37)	.44
Less Dividends:
Dividends from net investment income	(.14)	(.13)	(.11)	(.11)	(.10)
Capital Contributions(d):	-	-	-	.03	.06
Net asset value, end of year	$7.36	$7.37	$6.02	$5.72	$6.17
Total Return(b):	1.84%	25.06%	7.40%	(5.61)%	8.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$218,909	$234,668	$209,568	$214,610	$260,555
Average net assets (000)	$232,049	$221,300	$204,088	$247,859	$257,553
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.59%	1.59%	1.67%	1.64%	1.57%
Expenses before waivers and/or expense reimbursement	1.59%	1.59%	1.67%	1.64%	1.57%
Net investment income	2.02%	1.83%	2.18%	1.51%	1.35%
Portfolio turnover rate	134%	114%	83%	70%	96%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

48

Class B Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.07	$5.78	$5.50	$5.94	$5.56
Income (loss) from investment operations:
Net investment income	.10	.07	.08	.05	.04
Net realized and unrealized gain (loss) on investment transactions	(.03)	1.32	.27	(.45)	.35
Total from investment operations	.07	1.39	.35	(.40)	.39
Less Dividends:
Dividends from net investment income	(.09)	(.10)	(.07)	(.07)	(.07)
Capital Contributions(d):	-	-	-	.03	.06
Net asset value, end of year	$7.05	$7.07	$5.78	$5.50	$5.94
Total Return(b):	1.10%	24.26%	6.50%	(6.27)%	8.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,006	$6,066	$5,439	$6,720	$9,160
Average net assets (000)	$5,868	$5,690	$5,823	$8,320	$9,246
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.29%	2.29%	2.37%	2.34%	2.27%
Expenses before waivers and/or expense reimbursement	2.29%	2.29%	2.37%	2.34%	2.27%
Net investment income	1.35%	1.13%	1.48%	.83%	.66%
Portfolio turnover rate	134%	114%	83%	70%	96%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential International Equity Fund	49

Financial Highlights

continued

Class C Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.07	$5.78	$5.50	$5.94	$5.56
Income (loss) from investment operations:
Net investment income	.10	.07	.08	.05	.04
Net realized and unrealized gain (loss) on investment transactions	(.03)	1.32	.27	(.45)	.35
Total from investment operations	.07	1.39	.35	(.40)	.39
Less Dividends:
Dividends from net investment income	(.09)	(.10)	(.07)	(.07)	(.07)
Capital Contributions(d):	-	-	-	.03	.06
Net asset value, end of year	$7.05	$7.07	$5.78	$5.50	$5.94
Total Return(b):	1.10%	24.27%	6.51%	(6.27)%	8.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,146	$19,472	$17,658	$21,310	$26,625
Average net assets (000)	$19,402	$18,341	$19,019	$25,128	$26,974
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.29%	2.29%	2.37%	2.34%	2.27%
Expenses before waivers and/or expense reimbursement	2.29%	2.29%	2.37%	2.34%	2.27%
Net investment income	1.32%	1.13%	1.49%	.81%	.66%
Portfolio turnover rate	134%	114%	83%	70%	96%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

50

Class F Shares
	Period Ended March 14,		Year Ended October 31,
	2014(g)		2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$7.08		$5.79	$5.50	$5.94	$5.56	$4.62
Income (loss) from investment operations:
Net investment income	.01		.09	.09	.06	.05	.06
Net realized and unrealized gain (loss) on investment transactions	(.05)		1.31	.29	(.44)	.35	1.01
Total from investment operations	(.04)		1.40	.38	(.38)	.40	1.07
Less Dividends:
Dividends from net investment income	(.11)		(.11)	(.09)	(.09)	(.08)	(.13)
Capital Contributions(d):	-		-	-	.03	.06	-
Net asset value, end of period	$6.93		$7.08	$5.79	$5.50	$5.94	$5.56
Total Return(b):	(.51)%		24.51%	6.98%	(6.05)%	8.35%	24.04%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5		$137	$681	$1,572	$3,355	$5,226
Average net assets (000)	$71		$423	$1,044	$2,442	$4,064	$5,769
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.03%	(e)	2.04%	2.12%	2.09%	2.02%	1.99%
Expenses before waivers and/or expense reimbursement	2.03%	(e)	2.04%	2.12%	2.09%	2.02%	1.99%
Net investment income	.27%	(e)	1.36%	1.74%	1.07%	.95%	1.35%
Portfolio turnover rate	134%	(f)	114%	83%	70%	96%	76%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

(e) Annualized.

(f) Calculated as of October 31, 2014.

(g) As of March 14, 2014, the last conversion of Class F shares to Class A shares was completed. There are no Class F shares outstanding and Class F shares are no longer being offered for sale.

See Notes to Financial Statements.

Prudential International Equity Fund	51

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended October 31,
	2014(g)		2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$7.07		$5.79	$5.50	$5.94	$5.56	$4.61
Income (loss) from investment operations:
Net investment income (loss)	-	(h)	.07	.08	.05	.04	.05
Net realized and unrealized gain (loss) on investment transactions	.15		1.31	.28	(.45)	.35	1.02
Total from investment operations	.15		1.38	.36	(.40)	.39	1.07
Less Dividends:
Dividends from net investment income	(.09)		(.10)	(.07)	(.07)	(.07)	(.12)
Capital Contributions(d):	-		-	-	.03	.06	-
Net asset value, end of period	$7.13		$7.07	$5.79	$5.50	$5.94	$5.56
Total Return(b):	2.25%		24.05%	6.69%	(6.27)%	8.11%	23.82%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11		$214	$707	$1,569	$3,067	$5,957
Average net assets (000)	$102		$449	$1,077	$2,351	$4,020	$6,611
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.28%	(e)	2.29%	2.37%	2.34%	2.27%	2.24%
Expenses before waivers and/or expense reimbursement	2.28%	(e)	2.29%	2.37%	2.34%	2.27%	2.24%
Net investment income (loss)	(.04)%	(e)	1.05%	1.45%	.80%	.66%	1.10%
Portfolio turnover rate	134%	(f)	114%	83%	70%	96%	76%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

(e) Annualized.

(f) Calculated as of October 31, 2014.

(g) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

(h) Less than $.005 per share.

See Notes to Financial Statements.

52

Class Z Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.43	$6.07	$5.77	$6.22	$5.82
Income (loss) from investment operations:
Net investment income	.16	.15	.14	.11	.13
Net realized and unrealized gain (loss) on investment transactions	(.01)	1.36	.29	(.46)	.33
Total from investment operations	.15	1.51	.43	(.35)	.46
Less Dividends:
Dividends from net investment income	(.16)	(.15)	(.13)	(.13)	(.12)
Capital Contributions(d):	-	-	-	.03	.06
Net asset value, end of year	$7.42	$7.43	$6.07	$5.77	$6.22
Total Return(b):	2.12%	25.36%	7.69%	(5.30)%	8.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$48,064	$71,753	$50,531	$44,573	$44,833
Average net assets (000)	$53,881	$60,981	$45,946	$46,529	$149,685
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.29%	1.29%	1.37%	1.34%	1.27%
Expenses before waivers and/or expense reimbursement	1.29%	1.29%	1.37%	1.34%	1.27%
Net investment income	2.07%	2.17%	2.46%	1.77%	2.12%
Portfolio turnover rate	134%	114%	83%	70%	96%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential International Equity Fund	53

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential International Equity Fund, a series of Prudential World Fund, Inc., (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2014

54

Tax Information

(Unaudited)

For the year ended October 31, 2014, the Series reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as qualified dividend income (QDI):

QDI
Prudential International Equity Fund	99.39%

For the fiscal year ended October 31, 2014, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $896,785 foreign tax credit from recognized foreign source income of $12,005,694.

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2014.

Prudential International Equity Fund	55

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential International Equity Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Visit our website at www.prudentialfunds.com

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential International Equity Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Visit our website at www.prudentialfunds.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential International Equity Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential International Equity Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.2

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential International Equity Fund is a series of Prudential World Fund, Inc.
[2]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential International Equity Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s net assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) net assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Prudential International Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper International Large-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be

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applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, three-, and five-year periods, and slightly underperformed its benchmark index over the ten-year period.
•	The Board concluded that, in light of the Fund’s improved performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential International Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential International Equity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INTERNATIONAL EQUITY FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PJRAX	PJRBX	PJRCX	PJIZX
CUSIP	743969859	743969867	743969875	743969883

MF190E    0270911-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL INTERNATIONAL VALUE FUND

ANNUAL REPORT • OCTOBER 31, 2014

Fund Type

International Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential International Value Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2014. After careful review of a broad range of factors, the Board of Directors has determined it is in the best interest of shareholders to merge the Prudential International Value Fund into the Prudential International Equity Fund. It is expected that the merger will be completed in late 2014 or early 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential International Value Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential International Value Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years
Class A	–1.88%	28.95%	72.25%
Class B	–2.59	24.27	59.55
Class C	–2.58	24.28	59.71
Class Z	–1.59	30.73	76.59
MSCI EAFE ND Index	–0.60	37.13	75.84
Lipper International Multi-Cap Core Funds Average	0.16	40.27	74.38
Lipper Customized Blend Funds Average	0.18	39.25	76.23

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years
Class A	–4.12%	3.80%	5.41%
Class B	–4.28	4.03	5.20
Class C	–0.29	4.21	5.21
Class Z	1.69	5.26	6.27
MSCI EAFE ND Index	4.25	6.56	6.32
Lipper International Multi-Cap Core Funds Average	3.95	6.52	6.02
Lipper Customized Blend Funds Average	4.03	6.39	6.14

Average Annual Total Returns (With Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years
Class A	–7.28%	4.03%	4.99%
Class B	–7.43	4.27	4.78
Class C	–3.55	4.44	4.79
Class Z	–1.59	5.51	5.85

Average Annual Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years
Class A	–1.88%	5.22%	5.59%
Class B	–2.59	4.44	4.78
Class C	–2.58	4.44	4.79
Class Z	–1.59	5.51	5.85

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Value Fund (Class A shares) with a similar investment in the MSCI EAFE ND Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2004) and the account values at the end of the current fiscal year (October 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential International Value Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The Net Dividend (ND) version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends.

Lipper International Multi-Cap Core Funds Average

The Lipper International Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper International Multi-Cap Core Funds category for the periods noted. The Lipper Average includes funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have average characteristics compared to the MSCI EAFE Index.

Lipper Customized Blend Funds Average

The Lipper Customized Blend Funds Average is a 50/50 blend of the Lipper International Multi-Cap Core Funds and Lipper International Large-Cap Core Funds Averages.

Note: Although Lipper classifies the Prudential International Value Fund in the Lipper International Multi-Cap Core Funds Performance Universe, the Lipper Customized Blend Funds Performance Universe is utilized because the Fund’s investment manager believes that the funds included in this custom blend universe provide a more appropriate basis for Fund performance comparisons.

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Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
Novartis AG, Pharmaceuticals	1.9%
Total SA, Oil, Gas & Consumable Fuels	1.7
ING Groep NV, Banks	1.6
Nippon Telegraph & Telephone Corp., Diversified Telecommunication Services	1.5
Royal Dutch Shell PLC (Class B Stock), Oil, Gas & Consumable Fuels	1.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/14
Banks	12.5%
Pharmaceuticals	8.6
Insurance	7.9
Oil, Gas & Consumable Fuels	6.2
Diversified Telecommunication Services	3.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential International Value Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential International Value Fund’s Class A shares declined by 1.88% for the 12-month reporting period ended October 31, 2014, underperforming the 0.60% decline of the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index (the Index)), the 0.16% gain of the Lipper International Multi-Cap Core Funds Average, and the 0.18% gain of the Lipper Customized Blend Funds Average.

After careful review of a broad range of factors, including performance, expenses, asset levels, and the investment objectives and policies of the Prudential International Value Fund and Prudential International Equity Fund, the Board of Directors has determined it is in the best interest of shareholders to merge the Prudential International Value Fund into the Prudential International Equity Fund. It is expected that the merger will be completed in late 2014 or early 2015.

LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) are co-subadvisers of the Fund.

How did international stock markets perform?

Over the reporting period, all international regions and sectors, as listed in the Index, turned in relatively flat returns. At the start of the year global indexes were essentially unchanged as optimism was tempered in the US, Europe, and Japan, and a series of negative developments occurred in emerging markets. Japan underperformed while European markets were somewhat more resilient. This was followed by the second quarter’s global rally as Europe continued its recovery and Japan performed positively as well.

However, in the final three months of the reporting period, markets outside of the US posted steep declines due to geopolitical strife, concerns about China’s slowdown, and the fears of potentially detrimental effects of rising US interest rates. Most importantly, the strength of the US Dollar, which gained nearly 8% versus the euro and yen, negatively impacted currency translation for Europe and Asia. Developed markets in the Asia-Pacific region held up better than most markets in Europe, while emerging Asian markets generated mixed results.

What made the most positive and negative contributions to the Fund’s performance?

•

The Fund underperformed the Index during the period due to both stock selection and allocation effects. An overweight position in the consumer discretionary sector (one the Index’s worst performing groups) detracted from relative results; additionally, the Fund’s holdings failed to keep up with the group’s return within the Index.

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•

The Fund also struggled with stock selection in the consumer staples and utilities sectors. On a positive note, selection was quite strong in the telecommunication services sectors. From a regional standpoint, the Fund’s stock selection in Western Europe was a detractor; this was offset somewhat by strong results from North America and the Pacific Rim regions versus the Index.

•

LSV’s portion of the Fund outperformed the Index, while Thornburg’s portion underperformed during the reporting period. LSV outperformed largely due to stock selection; its results were strongest in the financials, telecommunications, and consumer discretionary sectors. From a country perspective, holdings in Japan, the US, and New Zealand benefited the most. The Thornburg portion of the Fund underperformed due to negative stock selection and allocation effects; the total impact was negative versus the Index in five of the ten sectors. The largest areas of weakness were in the consumer discretionary and financials sectors. From a country allocation perspective, Thornburg’s underexposure to Japan detracted from relative results. Additionally, exposure to the UK and Germany detracted significantly.

Did the Fund use derivatives and how did they affect performance?

From time to time, Thornburg will use currency forwards (a form of a derivative security) as a tool to hedge some of the currency risk from investing in stocks outside of the US. This intermittent hedging strategy is not expected to have a significant impact on the overall performance of the Fund. During the reporting period, foreign exchange hedging had a slightly positive effect on the Fund.

Prudential International Value Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2014, at the beginning of the period, and held through the six-month period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

8	Visit our website at www.prudentialfunds.com

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Value Fund		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$957.20	1.89%	$9.32
	Hypothetical	$1,000.00	$1,015.63	1.89%	$9.60

Class B	Actual	$1,000.00	$953.80	2.64%	$13.00
	Hypothetical	$1,000.00	$1,011.85	2.64%	$13.39

Class C	Actual	$1,000.00	$953.90	2.64%	$13.00
	Hypothetical	$1,000.00	$1,011.85	2.64%	$13.39

Class Z	Actual	$1,000.00	$958.80	1.64%	$8.10
	Hypothetical	$1,000.00	$1,016.89	1.64%	$8.34

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential International Value Fund	9

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	2.07%	1.90%
B	2.77	2.65
C	2.78	2.65
Z	1.65	1.59

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

10	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of October 31, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.8%

COMMON STOCKS 97.5%

Australia 3.2%
Arrium Ltd.	175,200	$52,015
Ausdrill Ltd.	42,900	23,202
Bendigo & Adelaide Bank Ltd.	16,800	184,497
Bradken Ltd.	29,500	100,631
Challenger Ltd.	32,000	196,822
Downer EDI Ltd.	35,500	149,911
Fortescue Metals Group Ltd.	26,500	81,788
Lend Lease Group	15,500	216,180
Metcash Ltd.	42,000	104,898
Mineral Resources Ltd.	11,000	82,456
National Australia Bank Ltd.	5,700	176,335
Pacific Brands Ltd.	88,300	36,693
Primary Health Care Ltd.	33,900	138,924
Toll Holdings Ltd.	25,300	126,759

		1,671,111

Austria 0.6%
OMV AG	5,800	182,311
Voestalpine AG	3,800	152,220

		334,531

Belgium 0.7%
AGFA-Gevaert NV*	32,700	82,448
Delhaize Group SA	3,800	259,824
Dexia SA*	4,935	167

		342,439

Canada 0.7%
Canadian National Railway Co.	5,233	368,940

China 2.5%
Baidu, Inc., ADR*	1,514	361,497
China Mobile Ltd.	36,093	449,088
Industrial & Commercial Bank of China Ltd. (Class H Stock)	152,536	101,278
Tencent Holdings Ltd.	24,654	396,246

		1,308,109

See Notes to Financial Statements.

Prudential International Value Fund	11

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Denmark 1.1%
Novo Nordisk A/S (Class B Stock)	12,366	$558,977

Finland 0.4%
Tieto OYJ	8,700	220,580

France 10.7%
Accor SA	8,181	343,702
Alstom SA*	6,000	209,419
AXA SA	9,100	210,197
BNP Paribas SA	3,700	232,515
Cie Generale des Etablissements Michelin	3,914	339,958
Compagnie de Saint-Gobain	4,300	184,835
Credit Agricole SA	12,800	189,418
Electricite de France SA	5,500	162,406
LVMH Moet Hennessy Louis Vuitton SA	2,942	499,387
Pernod Ricard SA	2,589	294,917
Publicis Groupe SA	4,015	278,471
Renault SA	2,200	163,650
Safran SA	4,861	307,864
Sanofi	3,000	272,220
SCOR SE	3,900	119,505
Societe Generale SA	2,800	134,935
Thales SA	5,100	253,266
Total SA	14,802	883,727
Valeo SA	2,400	269,113
Vallourec SA	6,275	229,333

		5,578,838

Germany 5.5%
Allianz SE	2,000	318,044
Aurubis AG	2,300	120,065
BASF SE	1,700	150,212
Daimler AG	4,900	382,047
Deutsche Bank AG	4,700	146,975
E.ON SE	7,600	131,025
Freenet AG	7,800	204,654
Fresenius Medical Care AG & Co. KGaA	3,575	262,397
Hannover Rueck SE	2,000	166,935
Merck KGaA	2,700	244,415
Muenchener Rueckversicherungs-Gesellschaft AG	1,400	275,643

See Notes to Financial Statements.

12

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Germany (cont’d.)
Rheinmetall AG	3,000	$129,260
Stada Arzneimittel AG	2,300	88,621
Volkswagen AG	1,300	277,248

		2,897,541

Hong Kong 4.5%
AIA Group Ltd.	121,530	678,189
Cheung Kong Holdings Ltd.	9,000	159,771
China Resources Cement Holdings Ltd.	184,000	125,120
First Pacific Co. Ltd.	112,000	120,871
Galaxy Entertainment Group Ltd.	53,475	365,657
Hong Kong Exchanges and Clearing Ltd.	11,910	263,980
Huabao International Holdings Ltd.	354,000	253,129
Kingboard Chemical Holdings Ltd.	69,720	137,359
Yue Yuen Industrial Holdings Ltd.	68,200	228,946

		2,333,022

India 1.0%
ICICI Bank Ltd., ADR	9,536	537,449

Ireland 0.4%
Permanent TSB Group Holdings PLC*	15,600	1,408
Smurfit Kappa Group PLC	9,500	196,286

		197,694

Israel 0.9%
Bank Hapoalim BM	21,500	110,679
Elbit Systems Ltd.	2,300	139,898
Teva Pharmaceutical Industries Ltd.	3,700	208,855

		459,432

Italy 1.6%
Enel SpA	52,200	266,738
Eni SpA	14,200	302,529
Intesa Sanpaolo SpA	82,004	241,072

		810,339

Japan 18.1%
Alfresa Holdings Corp.	9,600	121,823
Alpine Electronics, Inc.	8,373	142,923

See Notes to Financial Statements.

Prudential International Value Fund	13

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
Aoyama Trading Co. Ltd.	8,400	$199,794
FANUC Corp.	1,252	220,647
Fukuoka Financial Group, Inc.	39,000	199,565
Fuyo General Lease Co. Ltd.	4,300	169,770
Heiwa Corp.	12,700	260,050
Japan Tobacco, Inc.	4,795	163,601
JX Holdings, Inc.	23,900	102,379
KDDI Corp.	3,400	223,276
Keihin Corp.	9,400	118,760
Kubota Corp.	23,689	377,082
KYORIN Holdings, Inc.	5,300	111,659
Kyowa Exeo Corp.	16,200	198,373
Marubeni Corp.	29,000	186,454
Miraca Holdings, Inc.	2,400	100,751
Mitsubishi Corp.	5,900	115,689
Mitsubishi UFJ Financial Group, Inc.	33,400	194,696
Mitsui & Co. Ltd.	18,800	283,862
Mizuho Financial Group, Inc.	186,800	340,409
Morinaga Milk Industry Co. Ltd.	66,000	220,678
Nichi-iko Pharmaceutical Co. Ltd.	8,600	142,159
Nippon Telegraph & Telephone Corp.	12,808	796,899
Nishi-Nippon City Bank Ltd. (The)	48,000	131,578
NTT DoCoMo, Inc.	16,200	273,227
Olympus Corp.*	11,088	398,115
Otsuka Holdings Co. Ltd.	5,800	203,453
Resona Holdings, Inc.	65,400	374,074
Sankyu, Inc.	29,000	134,075
Seino Holdings Co. Ltd.	6,000	47,045
Shimachu Co. Ltd.	6,200	159,627
SKY Perfect JSAT Holdings, Inc.	28,100	172,500
Sumitomo Corp.	15,100	161,113
Sumitomo Metal Mining Co. Ltd.	9,000	124,853
Sumitomo Mitsui Financial Group, Inc.	8,700	354,811
Toagosei Co. Ltd.	33,000	144,224
Tokyo Electron Ltd.	6,840	438,544
Toppan Forms Co. Ltd.	16,700	157,505
Toyota Motor Corp.	11,971	720,381
Tsumura & Co.	4,300	96,216
West Japan Railway Co.	2,800	133,463
Yokohama Rubber Co. Ltd. (The)	31,000	281,404

		9,497,507

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Liechtenstein 0.2%
VP Bank AG	1,400	$116,115

Luxembourg 0.2%
Altice SA*	1,700	105,857

Netherlands 4.9%
Aegon NV	18,800	153,228
ASML Holding NV	2,762	275,405
ING Groep NV, CVA*	59,828	856,758
Koninklijke Ahold NV	15,415	258,180
Koninklijke Philips NV	10,135	283,353
Royal Dutch Shell PLC (Class B Stock)	20,300	749,989

		2,576,913

New Zealand 0.4%
Air New Zealand Ltd.	142,300	225,273

Norway 1.1%
DnB ASA	10,900	200,258
Statoil ASA	8,300	189,949
Yara International ASA	4,500	206,646

		596,853

Panama 0.4%
Copa Holdings SA (Class A Stock)	1,636	191,281

Singapore 0.7%
DBS Group Holdings Ltd.	26,000	374,021

South Africa 0.2%
Mondi PLC	6,900	116,613

Spain 2.8%
Amadeus IT Holding SA (Class A Stock)	7,708	283,594
Banco Bilbao Vizcaya Argentaria SA	42,287	472,975
Banco Santander SA	22,300	197,032
Repsol SA	17,300	386,637
Telefonica SA	8,000	120,381

		1,460,619

See Notes to Financial Statements.

Prudential International Value Fund	15

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Sweden 2.5%
Boliden AB	8,600	$142,135
Hennes & Mauritz AB (Class B Stock)	5,938	236,923
Oriflame Cosmetics SA, SDR	5,700	99,637
Securitas AB (Class B Stock)	12,600	139,427
Svenska Cellulosa AB SCA (Class B Stock)	10,418	233,431
Swedbank AB (Class A Stock)	8,900	235,856
TeliaSonera AB	33,900	234,750

		1,322,159

Switzerland 9.1%
Baloise Holding AG	2,200	276,946
Credit Suisse Group AG*	8,200	218,479
Georg Fischer AG*	400	231,030
Holcim Ltd.*	5,860	415,911
Julius Baer Group Ltd.*	6,865	300,946
Lonza Group AG*	600	66,112
Nestle SA	6,425	471,172
Novartis AG	10,704	993,362
Roche Holding AG	1,222	360,614
Swiss Life Holding AG*	1,100	252,385
Swiss Re AG*	5,400	436,649
UBS AG*	24,783	430,930
Zurich Insurance Group AG*	1,000	302,629

		4,757,165

Taiwan 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	12,915	284,388

United Kingdom 18.4%
Alent PLC	4,673	25,267
AMEC PLC	5,100	85,038
Anglo American PLC	9,400	198,466
AstraZeneca PLC	5,400	394,460
Aviva PLC	68,281	571,117
BAE Systems PLC	63,500	467,628
Barclays PLC	56,600	217,678
Beazley PLC	31,500	132,306
BP PLC	76,000	546,810
BT Group PLC	107,473	633,586
Burberry Group PLC	8,746	214,919

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom (cont’d.)
Centrica PLC	49,700	$241,043
Compass Group PLC	30,279	488,729
Dairy Crest Group PLC	24,700	164,997
Experian PLC	26,691	401,328
GlaxoSmithKline PLC	6,500	146,990
Home Retail Group PLC	40,400	118,555
Intermediate Capital Group PLC	25,000	164,342
ITV PLC	108,951	353,946
J. Sainsbury PLC	53,500	210,766
Kingfisher PLC	96,085	465,478
Legal & General Group PLC	21,000	77,832
Liberty Global PLC (Class C Stock)*	11,662	518,609
Lloyds Banking Group PLC*	308,928	381,490
Marston’s PLC	48,900	117,963
Old Mutual PLC	65,800	204,346
Petrofac Ltd.	6,900	116,909
Reckitt Benckiser Group PLC	6,545	551,240
Rio Tinto Ltd.	4,700	250,973
Rio Tinto PLC	4,482	213,259
SABMiller PLC	5,503	311,265
Tesco PLC	51,800	143,796
Tullett Prebon PLC	37,100	168,721
Vesuvius PLC	14,800	101,045
WM Morrison Supermarkets PLC	88,600	219,983

		9,620,880

United States 4.2%
Accenture PLC (Class A Stock)	947	76,821
Actavis PLC*	2,415	586,217
Lululemon Athletica, Inc.*	5,979	249,025
MasterCard, Inc. (Class A Stock)	7,684	643,535
Nielsen NV	6,754	286,978
Schlumberger Ltd.	3,423	337,713

		2,180,289

TOTAL COMMON STOCKS (cost $44,186,776)		51,044,935

See Notes to Financial Statements.

Prudential International Value Fund	17

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
PREFERRED STOCK 0.3%

Brazil
Itau Unibanco Holding SA, ADR (PRFC) (cost $157,598)	11,812	$174,345

TOTAL LONG-TERM INVESTMENTS (cost $44,344,374)		51,219,280

SHORT-TERM INVESTMENT 1.6%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $854,852)(a)	854,852	854,852

TOTAL INVESTMENTS 99.4% (cost $45,199,226; Note 5)		52,074,132
Other assets in excess of liabilities(b) 0.6%		293,607

NET ASSETS 100.0%		$52,367,739

The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt

CVA—Certificate Van Aandelen (Bearer)

PRFC—Preference Shares

SDR—Swedish Depositary Receipt

EUR—Euro

JPY—Japanese Yen

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Series also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(b)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at October 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Japanese Yen,
Expiring 04/02/15	State Street Bank	JPY 55,209	$493,788	$492,391	$(1,397)

See Notes to Financial Statements.

18

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Euro,
Expiring 04/28/15	State Street Bank	EUR	2,226	$2,826,223	$2,792,456	$33,767
Japanese Yen,
Expiring 04/02/15	State Street Bank	JPY	191,190	1,746,586	1,705,158	41,428

				$4,572,809	$4,497,614	$75,195

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$1,671,111	$—
Austria	—	334,531	—
Belgium	82,615	259,824	—
Canada	368,940	—	—
China	361,497	946,612	—
Denmark	—	558,977	—
Finland	—	220,580	—
France	—	5,578,838	—
Germany	—	2,897,541	—
Hong Kong	—	2,333,022	—
India	537,449	—	—
Ireland	1,408	196,286	—
Israel	—	459,432	—
Italy	—	810,339	—

See Notes to Financial Statements.

Prudential International Value Fund	19

Portfolio of Investments

as of October 31, 2014 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
Japan	$—	$9,497,507	$—
Liechtenstein	116,115	—	—
Luxembourg	105,857	—	—
Netherlands	—	2,576,913	—
New Zealand	—	225,273	—
Norway	—	596,853	—
Panama	191,281	—	—
Singapore	—	374,021	—
South Africa	—	116,613	—
Spain	—	1,460,619	—
Sweden	—	1,322,159	—
Switzerland	—	4,757,165	—
Taiwan	284,388	—	—
United Kingdom	661,839	8,959,041	—
United States	2,180,289	—	—
Preferred Stock
Brazil	174,345	—	—
Affiliated Money Market Mutual Fund	854,852	—	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	73,798	—

Total	$5,920,875	$46,227,055	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

See Notes to Financial Statements.

20

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2014 was as follows (Unaudited):

Banks	12.5%
Pharmaceuticals	8.6
Insurance	7.9
Oil, Gas & Consumable Fuels	6.2
Diversified Telecommunication Services	3.3
Capital Markets	2.9
Automobiles	2.9
Media	2.7
Metals & Mining	2.6
Hotels, Restaurants & Leisure	2.5
Machinery	2.4
IT Services	2.4
Food & Staples Retailing	2.3
Textiles, Apparel & Luxury Goods	2.3
Aerospace & Defense	2.3
Wireless Telecommunication Services	2.2
Specialty Retail	2.1
Auto Components	1.8
Semiconductors & Semiconductor Equipment	1.8
Food Products	1.6
Affiliated Money Market Mutual Fund	1.6
Household Products	1.5
Chemicals	1.5
Internet Software & Services	1.4
Diversified Financial Services	1.4
Trading Companies & Distributors	1.4
Professional Services	1.4
Road & Rail	1.4
Health Care Providers & Services	1.2
Beverages	1.2
Construction Materials	1.1%
Commercial Services & Supplies	1.1
Energy Equipment & Services	1.0
Electric Utilities	0.8
Airlines	0.8
Industrial Conglomerates	0.8
Health Care Equipment & Supplies	0.8
Multi-Utilities	0.8
Real Estate Management & Development	0.7
Leisure Products	0.5
Construction & Engineering	0.4
Electrical Equipment	0.4
Containers & Packaging	0.4
Building Products	0.4
Tobacco	0.3
Household Durables	0.3
Electronic Equipment, Instruments & Components	0.3
Air Freight & Logistics	0.2
Internet & Catalog Retail	0.2
Paper & Forest Products	0.2
Personal Products	0.2
Health Care Technology	0.2
Life Sciences Tools & Services	0.1
Distributors	0.1

99.4
Other assets in excess of liabilities	0.6

100.0%

The Series invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments were equity risk and foreign exchange risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential International Value Fund	21

Portfolio of Investments

as of October 31, 2014 continued

Fair values of derivative instruments as of October 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$75,195	Unrealized depreciation on forward foreign currency exchange contracts	$1,397

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$305,572	$305,572
Equity contracts	(22,911)	—	(22,911)

Total	$(22,911)	$305,572	$282,661

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(3)
Foreign exchange contracts	$127,125

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended October 31, 2014, the Series’ average value at settlement date payable for forward foreign currency exchange purchase contracts was $1,511,021 and the Series’ average value at settlement date receivable for forward foreign currency exchange sale contracts was $6,556,645.

See Notes to Financial Statements.

22

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Series invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
State Street Bank	$75,195	$(1,397)	$—	$73,798

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
State Street Bank	$(1,397)	$1,397	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Series. Such amounts are applied up to 100% of the Series’ OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential International Value Fund	23

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value:
Unaffiliated investments (cost $44,344,374)	$51,219,280
Affiliated investments (cost $854,852)	854,852
Foreign currency, at value (cost $165,834)	162,886
Receivable for investments sold	483,449
Tax reclaim receivable	278,628
Dividends receivable	121,373
Unrealized appreciation on forward foreign currency exchange contracts	75,195
Receivable for Fund shares sold	19,622
Prepaid expenses	803

Total assets	53,216,088

Liabilities
Payable for investments purchased	342,732
Loan payable	285,000
Accrued expenses and other liabilities	105,986
Payable for Fund shares reacquired	69,069
Management fee payable	18,919
Distribution fee payable	11,610
Affiliated transfer agent fee payable	8,321
Payable to custodian	5,259
Unrealized depreciation on forward foreign currency exchange contracts	1,397
Loan interest payable	56

Total liabilities	848,349

Net Assets	$52,367,739

Net assets were comprised of:
Common stock, at par	$23,489
Paid-in capital in excess of par	52,264,339

52,287,828
Undistributed net investment income	814,361
Accumulated net realized loss on investment and foreign currency transactions	(7,673,781)
Net unrealized appreciation on investments and foreign currencies	6,939,331

Net assets, October 31, 2014	$52,367,739

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share, ($32,457,813 ÷ 1,450,676 shares of common stock issued and outstanding)	$22.37
Maximum sales charge 5.50% of offering price)	1.30

Maximum offering price to public	$23.67

Class B
Net asset value, offering price and redemption price per share,
($1,215,878 ÷ 57,212 shares of common stock issued and outstanding)	$21.25

Class C
Net asset value, offering price and redemption price per share,
($4,538,804 ÷ 213,177 shares of common stock issued and outstanding)	$21.29

Class Z
Net asset value, offering price and redemption price per share,
($14,155,244 ÷ 627,825 shares of common stock issued and outstanding)	$22.55

See Notes to Financial Statements.

Prudential International Value Fund	25

Statement of Operations

Year Ended October 31, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $158,655)	$1,900,341
Interest income	2,271
Affiliated dividend income	1,815

Total income	1,904,427

Expenses
Management fee	721,328
Distribution fee—Class A	107,326
Distribution fee—Class B	14,166
Distribution fee—Class C	48,471
Custodian’s fees and expenses	200,000
Transfer agent’s fees and expenses (including affiliated expenses of $68,000)	125,000
Registration fees	52,000
Audit fee	30,000
Reports to shareholders	26,000
Legal fees and expenses	17,000
Directors’ fees	16,000
Insurance fees	1,000
Interest expense	114
Miscellaneous	52,638

Total expenses	1,411,043
Less: Management fee waiver	(68,714)
Less: Distribution fee waiver—Class A	(17,888)

Net expenses	1,324,441

Net investment income	579,986

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	14,389,459
Foreign currency transactions	279,362

14,668,821

Net change in unrealized appreciation (depreciation) on:
Investments	(15,401,306)
Foreign currencies	100,983

(15,300,323)

Net loss on investments	(631,502)

Net Decrease In Net Assets Resulting From Operations	$(51,516)

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income	$579,986	$1,233,561
Net realized gain on investment and foreign currency transactions	14,668,821	4,554,824
Net change in unrealized appreciation (depreciation) on investments	(15,300,323)	13,824,095

Net increase (decrease) in net assets resulting from operations	(51,516)	19,612,480

Dividends from net investment income (Note 1)
Class A	(379,684)	(674,229)
Class B	(7,698)	(19,472)
Class C	(25,260)	(65,031)
Class Z	(759,858)	(1,269,401)

	(1,172,500)	(2,028,133)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	6,464,054	11,093,355
Net asset value of shares issued in reinvestment of dividends	1,154,938	2,004,448
Cost of shares reacquired	(59,854,881)	(21,607,276)

Net decrease in net assets from Series share transactions	(52,235,889)	(8,509,473)

Total increase (decrease)	(53,459,905)	9,074,874

Net Assets:
Beginning of year	105,827,644	96,752,770

End of year(a)	$52,367,739	$105,827,644

(a) Includes undistributed net investment income of:	$814,361	$1,054,326

See Notes to Financial Statements.

Prudential International Value Fund	27

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end diversified management investment company and currently consists of seven series: Prudential International Value Fund (the “Series”), Prudential Jennison Global Infrastructure Fund, Prudential International Equity Fund, Prudential Emerging Markets Debt Local Currency Fund, Prudential Emerging Markets Equity Fund, Prudential Jennison Global Opportunities Fund and Prudential Jennison International Opportunities Fund. These financial statements relate to Prudential International Value Fund. The financial statements of the other series are not presented herein. The investment objective of the Series is long-term growth of capital.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Trust consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

28

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by

Prudential International Value Fund	29

Notes to Financial Statements

continued

the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

30

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Concentration of Risks: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Foreign Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board’s approved fair valuation procedures.

Prudential International Value Fund	31

Notes to Financial Statements

continued

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Series is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of

32

default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2014, the Series has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Prudential International Value Fund	33

Notes to Financial Statements

continued

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

34

Note 2. Agreements

The Fund has a management agreement for the Series with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into subadvisory agreements with LSV Asset Management (“LSV”) and Thornburg Investment Management, Inc. (“Thornburg”) for the Series.

The subadvisory agreements provide that LSV and Thornburg furnish investment advisory services in connection with the management of the Series. In connection therewith, LSV and Thornburg are obligated to keep certain books and records of the Series. PI pays for the services of the subadvisors, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 1% of the average daily net assets up to $300 million, .95% of the next $700 million of average daily net assets and .90% of average daily net assets in excess of $1 billion of the Series. The effective management fee was 1.00% for the year ended October 31, 2014.

Effective July 1, 2014, PI has contractually agreed through February 28, 2015 to limit net annual Series operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) to each class of shares to 1.54% of the Series’ average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended October 31, 2014, PIMS contractually agreed to limit such fee to .25% of the average daily net assets of the Class A shares.

Prudential International Value Fund	35

Notes to Financial Statements

continued

PIMS has advised the Series that it received $25,645 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2014. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS advised the Series that for the year ended October 31, 2014, it received $8, $1,789 and $361 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Series’ transfer agent. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2 registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2014 were $22,394,744 and $73,543,260, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign

36

currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the tax year ended October 31, 2014 the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $352,549 due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and investments in passive foreign investment companies. Net investment income, net realized gain and net assets were not affected by this change.

For the years ended October 31, 2014 and October 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $1,172,500 and $2,028,133 of ordinary income, respectively.

As of October 31, 2014, the accumulated undistributed earnings on a tax basis was $941,863 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$45,566,681	$10,872,347	$(4,364,896)	$6,507,451	$(9,373)	$6,498,078

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Series is permitted to carryforward capital losses realized on or after November 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Series utilized approximately $14,132,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2014. No capital gains distributions are expected to be paid to

Prudential International Value Fund	37

Notes to Financial Statements

continued

shareholders until net gains have been realized in excess of such losses. As of October 31, 2014, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2017	6,382,000
Expiring 2018	978,000

$7,360,000

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

38

There are 235 million authorized shares of $.01 par value common stock, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million, 10 million, 50 million and 75 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	84,911	$1,944,080
Shares issued in reinvestment of dividends and distributions	16,103	364,726
Shares reacquired	(260,117)	(5,961,185)

Net increase (decrease) in shares outstanding before conversion	(159,103)	(3,652,379)
Shares issued upon conversion from Class B	9,908	228,041
Shares reacquired upon conversion into Class Z	(2,563)	(59,804)

Net increase (decrease) in shares outstanding	(151,758)	$(3,484,142)

Year ended October 31, 2013:
Shares sold	122,524	$2,555,126
Shares issued in reinvestment of dividends and distributions	32,904	653,810
Shares reacquired	(311,730)	(6,480,038)

Net increase (decrease) in shares outstanding before conversion	(156,302)	(3,271,102)
Shares issued upon conversion from Class B	17,629	368,731
Shares reacquired upon conversion into Class Z	(2,840)	(57,629)

Net increase (decrease) in shares outstanding	(141,513)	$(2,960,000)

Class B
Year ended October 31, 2014:
Shares sold	8,337	$181,609
Shares issued in reinvestment of dividends and distributions	335	7,255
Shares reacquired	(11,286)	(244,523)

Net increase (decrease) in shares outstanding before conversion	(2,614)	(55,659)
Shares reacquired upon conversion into Class A	(10,401)	(228,041)

Net increase (decrease) in shares outstanding	(13,015)	$(283,700)

Year ended October 31, 2013:
Shares sold	17,604	$353,419
Shares issued in reinvestment of dividends and distributions	966	18,389
Shares reacquired	(8,813)	(172,803)

Net increase (decrease) in shares outstanding before conversion	9,757	199,005
Shares reacquired upon conversion into Class A	(18,476)	(368,731)

Net increase (decrease) in shares outstanding	(8,719)	$(169,726)

Prudential International Value Fund	39

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	17,476	$384,123
Shares issued in reinvestment of dividends and distributions	1,131	24,548
Shares reacquired	(27,043)	(590,027)

Net increase (decrease) in shares outstanding	(8,436)	$(181,356)

Year ended October 31, 2013:
Shares sold	18,448	$377,849
Shares issued in reinvestment of dividends and distributions	3,380	64,459
Shares reacquired	(58,936)	(1,181,776)

Net increase (decrease) in shares outstanding	(37,108)	$(739,468)

Class Z
Year ended October 31, 2014:
Shares sold	171,325	$3,954,242
Shares issued in reinvestment of dividends and distributions	33,293	758,409
Shares reacquired	(2,272,856)	(53,059,146)

Net increase (decrease) in shares outstanding before conversion	(2,068,238)	(48,346,495)
Shares issued upon conversion into Class A	2,544	59,804

Net increase (decrease) in shares outstanding	(2,065,694)	$(48,286,691)

Year ended October 31, 2013:
Shares sold	371,363	$7,806,961
Shares issued in reinvestment of dividends and distributions	63,485	1,267,790
Shares reacquired	(656,863)	(13,772,659)

Net increase (decrease) in shares outstanding before conversion	(222,015)	(4,697,908)
Shares issued upon conversion into Class A	2,824	57,629

Net increase (decrease) in shares outstanding	(219,191)	$(4,640,279)

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA.

40

Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series utilized the SCA during the year ended October 31, 2014. The average daily balance for the 10 days the Series had loans outstanding during the period was $234,400, borrowed at a weighted average interest rate of 1.405%. At October 31, 2014, the Series had an outstanding loan amount of $285,000.

Note 8. Notice of Dividends to Shareholders

The Series declared ordinary income dividends on December 15, 2014 to shareholders of record on December 16, 2014. The ex-dividend date was December 17, 2014. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.4160
Class B	$0.2598
Class C	$0.2598
Class Z	$0.4715

Note 9. Reorganization

At a meeting held in August 2014, the Board of Directors of the Series approved an Agreement and Plan of Reoganization (the ”Plan”) which provides for the transfer of all assets of each class of shares of Prudential International Value Fund into the like shares of Prudential International Equity Fund, another series of Prudential World Fund, Inc., and the assumption of the liabilities of the Series.

Shareholders approved the Plan on December 10, 2014 and the reorganization is expected to be completed on or about December 19, 2014.

Prudential International Value Fund	41

Financial Highlights

Class A Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$23.04	$19.36	$18.80	$20.29	$18.45
Income (loss) from investment operations:
Net investment income	.27	.24	.29	.32	.22
Net realized and unrealized gain (loss) on investments	(.70)	3.83	.57	(1.64)	1.71
Total from investment operations	(.43)	4.07	.86	(1.32)	1.93
Less Dividends and Distributions:
Dividends from net investment income	(.24)	(.39)	(.30)	(.17)	(.12)
Capital Contributions(d)	-	-	-	-	.03
Net asset value, end of year	$22.37	$23.04	$19.36	$18.80	$20.29
Total Return(a):	(1.88)%	21.37%	4.71%	(6.56)%	10.68%

Ratios/Supplemental Data:
Net assets, end of year (000)	$32,458	$36,920	$33,759	$38,858	$45,598
Average net assets (000)	$35,775	$35,050	$34,669	$44,169	$44,626
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.90%	1.79%	1.79%	1.78%	1.66%
Expenses before waivers and/or expense reimbursement	2.07%	1.84%	1.84%	1.83%	1.71%
Net investment income	1.16%	1.14%	1.59%	1.56%	1.17%
Portfolio turnover rate	32%	21%	16%	25%	40%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

42

Class B Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$21.93	$18.46	$17.93	$19.37	$17.64
Income (loss) from investment operations:
Net investment income	.09	.08	.15	.16	.08
Net realized and unrealized gain (loss) on investments	(.66)	3.65	.54	(1.56)	1.63
Total from investment operations	(.57)	3.73	.69	(1.40)	1.71
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.26)	(.16)	(.04)	(.01)
Capital Contributions(d)	-	-	-	-	.03
Net asset value, end of year	$21.25	$21.93	$18.46	$17.93	$19.37
Total Return(a):	(2.59)%	20.43%	3.91%	(7.26)%	9.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,216	$1,540	$1,457	$1,975	$3,093
Average net assets (000)	$1,417	$1,468	$1,655	$2,651	$3,314
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.65%	2.54%	2.54%	2.52%	2.41%
Expenses before waivers and/or expense reimbursement	2.77%	2.54%	2.54%	2.52%	2.41%
Net investment income	.41%	.40%	.83%	.81%	.43%
Portfolio turnover rate	32%	21%	16%	25%	40%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

Prudential International Value Fund	43

Financial Highlights

continued

Class C Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$21.97	$18.49	$17.96	$19.40	$17.66
Income (loss) from investment operations:
Net investment income	.09	.08	.15	.16	.07
Net realized and unrealized gain (loss) on investments	(.66)	3.66	.54	(1.56)	1.65
Total from investment operations	(.57)	3.74	.69	(1.40)	1.72
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.26)	(.16)	(.04)	(.01)
Capital Contributions(d)	-	-	-	-	.03
Net asset value, end of year	$21.29	$21.97	$18.49	$17.96	$19.40
Total Return(a):	(2.58)%	20.45%	3.90%	(7.25)%	9.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,539	$4,870	$4,784	$5,947	$6,828
Average net assets (000)	$4,847	$4,802	$5,132	$6,690	$6,760
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.65%	2.54%	2.54%	2.53%	2.41%
Expenses before waivers and/or expense reimbursement	2.78%	2.54%	2.54%	2.53%	2.41%
Net investment income	.41%	.38%	.83%	.81%	.42%
Portfolio turnover rate	32%	21%	16%	25%	40%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

44

Class Z Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$23.20	$19.48	$18.93	$20.42	$18.55
Income (loss) from investment operations:
Net investment income	.11	.29	.34	.24	.26
Net realized and unrealized gain (loss) on investments	(.48)	3.87	.56	(1.51)	1.74
Total from investment operations	(.37)	4.16	.90	(1.27)	2.00
Less Dividends and Distributions:
Dividends from net investment income	(.28)	(.44)	(.35)	(.22)	(.16)
Capital Contributions(d)	-	-	-	-	.03
Net asset value, end of year	$22.55	$23.20	$19.48	$18.93	$20.42
Total Return(a):	(1.59)%	21.73%	4.92%	(6.30)%	11.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,155	$62,498	$56,753	$52,086	$159,020
Average net assets (000)	$30,094	$58,925	$53,465	$79,550	$139,023
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.59%	1.54%	1.54%	1.47%	1.41%
Expenses before waivers and/or expense reimbursement	1.65%	1.54%	1.54%	1.47%	1.41%
Net investment income	.47%	1.37%	1.86%	1.16%	1.41%
Portfolio turnover rate	32%	21%	16%	25%	40%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

Prudential International Value Fund	45

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential International Value Fund, a series of Prudential World Fund, Inc., (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2014

46

Tax Information

(Unaudited)

For the year ended October 31, 2014, the Series reports 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended October 31, 2014, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $125,895 foreign tax credit from recognized foreign source income of $1,995,498.

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2014.

Prudential International Value Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential International Value Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Visit our website at www.prudentialfunds.com

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential International Value Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Visit our website at www.prudentialfunds.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential International Value Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential International Value Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of LSV Asset Management (“LSV”) and Thornburg Investment Management, Inc. (“Thornburg”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.2

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI, LSV and Thornburg. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and each subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to

[1]	Prudential International Value Fund is a series of Prudential World Fund, Inc.
[2]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential International Value Fund

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of LSV and Thornburg, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, LSV and Thornburg. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by LSV and Thornburg, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluations of the subadvisers, as well as PI’s recommendation, based on its review of each subadviser, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, LSV and Thornburg, and also considered the qualifications, backgrounds and responsibilities of the LSV and Thornburg portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, LSV’s and Thornburg’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, LSV and Thornburg. The Board also

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noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, LSV and Thornburg.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by LSV and Thornburg, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, LSV and Thornburg under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI in relation to the services rendered was not unreasonable.

The Board considered information about the profitability of LSV and Thornburg, but concluded that the level of a subadviser’s profitability may not be as significant given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI, LSV and Thornburg as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the

Prudential International Value Fund

Approval of Advisory Agreements (continued)

Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board also recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, LSV and Thornburg

The Board considered potential ancillary benefits that might be received by PI, LSV and Thornburg and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by LSV and Thornburg included their ability to use soft dollar credits, brokerage commissions received by affiliates of LSV or Thornburg, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, LSV and Thornburg were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (a blend of the Lipper International Large-Cap Core Funds and International Multi-Cap Core Funds Performance

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Universes)3 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the five- and ten-year periods, but underperformed its benchmark index over the one- and three-year periods.
•	The Board and PI agreed to implement an expense cap of 1.54% (exclusive of 12b-1 fees and certain other fees) through February 28, 2015.
•

The Board concluded that, in light of the Fund’s longer-term performance record, it was reasonable to continue to monitor performance, and that it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

[3]

Although Lipper classifies the Fund in its International Multi-Cap Core Funds Performance Universe, a blend of the International Large-Cap Core Funds and International Multi-Cap Core Funds Performance Universes was utilized because PI believes that the funds included in these Universes provide a more appropriate basis for Fund performance comparisons.

Prudential International Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	LSV Asset Management	155 North Wacker Drive 46th Floor Chicago, IL 60606

	Thornburg Investment Management, Inc.	2300 North Ridgetop Road Santa Fe, NM 87506

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential International Value Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INTERNATIONAL VALUE FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PISAX	PISBX	PCISX	PISZX
CUSIP	743969503	743969602	743969701	743969800

MF115E    0270904-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL EMERGING MARKETS DEBT LOCAL CURRENCY FUND

ANNUAL REPORT • OCTOBER 31, 2014

Fund Type

Emerging Market Bond

Objective

Total return, through a combination of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Emerging Markets Debt Local Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Emerging Markets Debt Local Currency Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Emerging Markets Debt Local Currency Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	–2.47%	–0.79% (3/30/11)
Class C	–3.21	–2.63 (3/30/11)
Class Q	–1.97	0.61 (3/30/11)
Class Z	–2.12	0.46 (3/30/11)
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index	–2.68	3.08
Lipper Emerging Markets Local Currency Debt Funds Average	–2.69	1.71

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Since Inception
Class A	–5.52%	–2.07% (3/30/11)
Class C	–2.74	–1.28 (3/30/11)
Class Q	–0.69	–0.38 (3/30/11)
Class Z	–0.71	–0.38 (3/30/11)
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index	–1.54	0.43
Lipper Emerging Markets Local Currency Debt Funds Average	–1.47	0.13

Average Annual Total Returns (With Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	–6.86%	–1.49% (3/30/11)
Class C	–4.12	–0.74 (3/30/11)
Class Q	–1.97	0.17 (3/30/11)
Class Z	–2.12	0.13 (3/30/11)

Average Annual Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	–2.47%	–0.22% (3/30/11)
Class C	–3.21	–0.74 (3/30/11)
Class Q	–1.97	0.17 (3/30/11)
Class Z	–2.12	0.13 (3/30/11)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Emerging Markets Debt Local Currency Fund (Class A shares) with a similar investment in the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2014), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Emerging Markets Debt Local Currency Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None	None

Benchmark Definitions

JP Morgan Government Bond Index-Emerging Markets Global Diversified Index

The JP Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM Global Diversified), an unmanaged index, is a comprehensive emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments.

Lipper Emerging Markets Local Currency Debt Funds Average

The Lipper Emerging Markets Local Currency Debt Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Emerging Markets Local Currency Debt Funds category for the periods noted. Funds in the Lipper Average seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance. “Emerging market” is defined by a country’s GNP per capita or other economic measures.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Distributions and Yields as of 10/31/14
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.53	5.50%
Class C	0.47	4.96
Class Q	0.55	6.09
Class Z	0.55	5.96

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
Mexican Bonos, (Mexico), Bonds, Ser. M, 7.750%, 05/29/2031	3.2%
South Africa Government Bond, (South Africa), Sr. Unsec’d. Notes, Ser. R209, 6.250%, 03/31/2036	3.2
Colombian TES, (Colombia), Bonds, Ser. B, 6.000%, 04/28/2028	3.1
Turkey Government Bond, (Turkey), Bonds, 8.500%, 09/14/2022	2.8
Brazil Notas do Tesouro Nacionalie, (Brazil), Notes, Ser. NTNF, 10.000%, 01/01/2021	2.7

Holdings reflect only long-term investments and are subject to change.

Credit Quality expressed as a percentage of total investments as of 10/31/14
A	24.72%
BBB	64.66
BB	5.52
B	1.00
CCC	1.61
Not Rated	–0.18
Cash/Cash Equivalents	2.67
Total Investments	100.00%

Source: PIM

Credit ratings reflect the highest rating assigned by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P) or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, Moody’s ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. The Not Rated category consists of securities that have not been rated by Moody’s, S&P or Fitch. Credit ratings are subject to change.

Prudential Emerging Markets Debt Local Currency Fund	5

Strategy and Performance Overview

How did the Fund Perform?

The Prudential Emerging Markets Debt Local Currency Fund’s Class A shares declined by 2.47% for the 12-month reporting period that ended October 31, 2014, slightly outperforming the 2.68% decline of the JP Morgan GBI-EM Global Diversified Index (the Index) and the 2.69% decline of the Lipper Emerging Markets Local Currency Debt Funds Average.

What was the market environment for emerging market bonds denominated in local currencies?

Although most local emerging markets debt markets posted positive returns in local currency terms, they generated a negative return in US dollar terms. During the reporting period, the US dollar appreciated versus almost all other world currencies, driven by increasing confidence about US economic growth and a rise in shorter-term US Treasury yields.

•

When the period began, the Federal Reserve (Fed) was widely expected to announce the reduction (or tapering) of its quantitative easing asset purchase program. US Treasury yields rose in anticipation, with the bellwether 10-year Treasury yield hitting a high of 3.03% on December 31, 2013. The rise in Treasury yields led several emerging markets central banks to accelerate interest rate hikes and embark on structural reforms.

•	In December, the Fed announced it would begin tapering its asset purchases in January 2014.

•

After the Fed starting tapering its asset purchases, longer-term US Treasury yields fell, continuing to decline during the period overall. At the end of the reporting period, the 10-year Treasury yield stood at 2.33%.

•

The Fed’s monetary policy diverged from that of Bank of Japan and the European Central Bank (ECB) during the reporting period. As the Fed ended its quantitative easing program and hinted at a hike in short-term interest rates, the Bank of Japan and the ECB continued to ease their monetary policies and sought to weaken their currencies relative to the US dollar.

•

In China, slowing economic growth fueled a drop in commodity prices. Falling commodity prices, especially a drop in the price of oil, helped selected emerging markets countries such as Indonesia and India reduce energy subsidies. Though popular, these subsidies have increased budget deficits and interfered with government spending on roads, schools, and healthcare.

•	Geopolitics, especially the Russia-Ukraine conflict, led to negative market sentiment towards Russia and Russian assets. As foreigners pulled money out of

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the country, Russian local bond prices fell, pushing yields up, and the Russian ruble weakened. Near the end of the period, the ruble was near its lowest level versus the US dollar since Russia’s 1998 debt default.

•

Local elections—especially in Brazil, India, Turkey, and Indonesia—also drove market sentiment. In India and Indonesia, the final results were generally perceived as market-friendly for the longer term.

•

Spreads (yield differentials) between emerging market government local currency bonds and developed market bonds widened during the reporting period. Persistently wide spreads can potentially create attractive investment opportunities in local currency bonds and, more broadly, among emerging market currencies.

Which strategies made the most positive and negative contributions to the Fund’s performance?

Prudential Fixed Income manages the Fund, which was well-diversified across a variety of emerging market countries, securities, and currencies. Its portfolio management team closely analyzes each country’s currency, local currency bonds, and hard currency bonds from three viewpoints—fundamental, technical, and relative value. During the reporting period, a number of factors contributed to the Fund’s outperformance versus the Index.

•

Foreign currency selection was the largest contributor to the Fund’s relative performance. Tactical positioning in the Brazilian real, which was used to hedge the Fund’s currency exposure in its holdings of Brazilian local bonds, added to results as the real sold off during the period. For similar reasons, the Fund benefited from its tactical positioning in the Turkish lira and South African rand. In addition, overweight exposure to the Mexican peso and Korean won enhanced performance. Conversely, an overweight position in the Chilean peso and underweight in the Thai baht detracted from relative returns.

•

The Fund also benefited from select positions in bonds denominated in hard currencies that are not included in the Index. Most notably, it owned dollar-denominated corporate bonds and quasi-sovereign debt from Venezuela, Russia, Brazil, and Indonesia. A position in Spanish US dollar-denominated sovereign bonds also contributed positively.

•

The Fund’s long positions in Mexican local bonds also added to relative returns during the period. The Mexican local debt market rallied in line with US Treasury yields, a demonstration of the close ties between the Mexican and US bond markets.

Prudential Emerging Markets Debt Local Currency Fund	7

Strategy and Performance Overview (continued)

•	An underweight in Turkish local debt lifted Fund performance, as high oil prices increased Turkey’s inflation rate and led to weakness in the Turkish lira. Turkey is a major oil importer.

•

Detracting was an overweight position in Russian local debt, which hurt returns as the market sold off in response to the Russia/Ukraine conflict and US and European sanctions. Despite these short-term results, the Prudential Fixed Income team believes Russian debt is attractively valued and that Russia has the ability and willingness to meet its debt payments going forward.

•

In addition, the Fund’s overweight positioning in local Brazilian debt hampered returns as election-related news and central bank interest rate increases led that market to underperform. With yields near 12% and real yields at 6%, the Prudential Fixed Income team continues to find local Brazilian debt attractive and it remains one of the Fund’s core holdings.

Did the Fund use derivatives and how did they affect performance?

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. Currency positioning in the Fund was partially facilitated by the use of currency forward contracts and currency options. During the reporting period, the Fund’s currency positioning added to relative performance.

8	Visit our website at www.prudentialfunds.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2014, at the beginning of the period, and held through the six-month period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Emerging Markets Debt Local Currency Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Emerging Markets Debt Local Currency Fund		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$990.70	1.30%	$6.52
	Hypothetical	$1,000.00	$1,018.50	1.30%	$6.61

Class C	Actual	$1,000.00	$985.70	2.05%	$10.26
	Hypothetical	$1,000.00	$1,014.87	2.05%	$10.41

Class Q	Actual	$1,000.00	$991.80	1.05%	$5.27
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

Class Z	Actual	$1,000.00	$990.70	1.05%	$5.27
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

10	Visit our website at www.prudentialfunds.com

The Fund’s annualized expense ratios for the year ended October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	2.13%	1.30%
C	2.82	2.05
Q	1.69	1.05
Z	1.82	1.05

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Emerging Markets Debt Local Currency Fund	11

Portfolio of Investments

as of October 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 96.1%

FOREIGN BONDS

Argentina 1.6%
Argentina Boden Bonds, Sr. Unsec’d. Notes	7.000%	10/03/15		500	$468,889
City of Buenos Aires Argentina, Sr. Unsec’d Notes, MTN, RegS	12.500	04/06/15		100	101,000

					569,889

Brazil 11.0%
Banco BMG SA, Sr. Unsec’d. Notes, RegS	9.150	01/15/16		80	83,000
Brazil Notas do Tesouro Nacionalie,
Notes, Ser. NTNB	6.000	08/15/50		331	331,202
Notes, Ser. NTNF	10.000	01/01/18	BRL	698	265,792
Notes, Ser. NTNF	10.000	01/01/19	BRL	380	142,717
Notes, Ser. NTNF	10.000	01/01/21	BRL	2,613	963,768
Notes, Ser. NTNF	10.000	01/01/23	BRL	1,177	426,743
Notes, Ser. NTNF	10.000	01/01/25	BRL	1,360	486,210
Sr. Notes, Ser. NTNF	10.000	01/01/17	BRL	2,345	906,995
Brazilian Government International Bond, Sr. Unsec’d. Notes	8.500	01/05/24	BRL	54	20,866
Itau Unibanco Holding SA, Sr. Unsec’d. Notes, RegS	10.500	11/23/15	BRL	300	119,860
JBS Finance II Ltd., Gtd. Notes, RegS	8.250	01/29/18		150	157,875

					3,905,028

Colombia 8.2%
Colombia Government International Bond, Sr. Unsec’d. Notes	9.850	06/28/27	COP	180,000	111,954
Colombian TES,
Bonds, Ser. B	6.000	04/28/28	COP	2,476,700	1,095,827
Bonds, Ser. B	7.500	08/26/26	COP	1,286,600	655,000
Bonds, Ser. B	10.000	07/24/24	COP	640,500	385,909
Bonds, Ser. B	11.000	07/24/20	COP	841,700	507,143
Empresas Publicas de Medellin ESP, Sr. Unsec’d. Notes, RegS	8.375	02/01/21	COP	300,000	155,286

					2,911,119

Dominican Republic 0.3%
Dominican Republic International Bond, Sr. Unsec’d. Notes, RegS	9.040	01/23/18		107	116,752

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	13

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Ghana 0.1%
Ghana Government Bond, Bonds, Ser. 3Y	16.900%	03/07/16	GHS	120	$34,654

Hungary 4.7%
Hungary Government Bond,
Bonds, Ser. 17/B	6.750	02/24/17	HUF	65,900	293,309
Bonds, Ser. 19/A	6.500	06/24/19	HUF	167,400	780,337
Bonds, Ser. 23/A	6.000	11/24/23	HUF	130,000	613,188

					1,686,834

Indonesia 10.5%
Berau Capital Resources Pte Ltd., Sr. Sec’d. Notes, RegS	12.500	07/08/15		145	111,650
Indonesia Treasury Bond,
Sr. Unsec’d. Notes, Ser. FR53	8.250	07/15/21	IDR	6,500,000	544,580
Sr. Unsec’d. Notes, Ser. FR56	8.375	09/15/26	IDR	1,000,000	82,650
Sr. Unsec’d. Notes, Ser. FR58	8.250	06/15/32	IDR	1,700,000	136,103
Sr. Unsec’d. Notes, Ser. FR59	7.000	05/15/27	IDR	3,800,000	283,310
Sr. Unsec’d. Notes, Ser. FR61	7.000	05/15/22	IDR	2,000,000	155,978
Sr. Unsec’d. Notes, Ser. FR63	5.625	05/15/23	IDR	3,100,000	219,321
Sr. Unsec’d. Notes, Ser. FR65	6.625	05/15/33	IDR	7,500,000	506,624
Sr. Unsec’d. Notes, Ser. FR67	8.750	02/15/44	IDR	2,700,000	221,840
Sr. Unsec’d. Notes, Ser. FR68	8.375	03/15/34	IDR	2,200,000	180,770
Sr. Unsec’d. Notes, Ser. FR70	8.375	03/15/24	IDR	8,500,000	718,473
Sr. Unsec’d. Notes, Ser. FR71	9.000	03/15/29	IDR	4,400,000	382,409
Majapahit Holding BV, Sr. Unsec’d. Notes, RegS	8.000	08/07/19		160	187,600

					3,731,308

Kazakhstan 1.3%
KazMunayGas National Co. JSC, Sr. Unsec’d. Notes, MTN, RegS	9.125	07/02/18		380	449,350

Luxembourg 0.6%
Millicom International Cellular SA, Sr. Unsec’d. Notes, 144A	4.750	05/22/20		200	197,500

Malaysia 4.6%
Malaysia Government Bond,
Sr. Unsec’d. Notes, Ser. 0311	4.392	04/15/26	MYR	580	181,768
Sr. Unsec’d. Notes, Ser. 0412	4.127	04/15/32	MYR	2,200	653,662

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Malaysia (cont’d.)
Malaysia Government Bond, (Continued)
Sr. Unsec’d. Notes, Ser. 0413	3.844%	04/15/33	MYR	1,050	$302,640
Sr. Unsec’d. Notes, Ser. 0414	3.654	10/31/19	MYR	1,180	358,808
Sr. Unsec’d. Notes, Ser. 0612	3.492	03/31/20	MYR	430	129,542

					1,626,420

Mexico 10.0%
America Movil SAB de CV, Sr. Unsec’d. Notes	6.450	12/05/22	MXN	7,500	546,700
Cemex SAB de CV, Sr. Sec’d. Notes, RegS	9.500	06/15/18		200	223,400
Mexican Bonos,
Bonds, Ser. M	6.500	06/09/22	MXN	5,525	429,486
Bonds, Ser. M	7.750	05/29/31	MXN	13,528	1,119,841
Bonds, Ser. M	8.000	12/07/23	MXN	10,710	912,641
Petroleos Mexicanos, Gtd. Notes, 144A	7.650	11/24/21	MXN	4,120	325,419

					3,557,487

Nigeria 2.4%
Nigeria Government Bond,
Bonds, Ser. 5YR	15.100	04/27/17	NGN	42,870	273,550
Bonds, Ser. 7	16.000	06/29/19	NGN	25,215	170,104
Bonds, Ser. 10YR	7.000	10/23/19	NGN	78,721	378,137
Nigeria Treasury Bill, Unsec’d. Notes	11.158(a)	08/06/15	NGN	7,600	42,165

					863,956

Peru 2.0%
Peruvian Government Bond, Bonds	6.950	08/12/31	PEN	190	69,296
Peruvian Government International Bond,
Bonds, 144A	5.700	08/12/24	PEN	538	183,395
Sr. Unsec’d. Notes, RegS	6.950	08/12/31	PEN	1,253	456,987

					709,678

Philippines 0.7%
Philippine Government International Bond, Sr. Unsec’d. Notes	6.250	01/14/36	PHP	10,000	243,677

Poland 4.8%
Poland Government Bond,
Bonds, Ser. 0719	3.250	07/25/19	PLN	295	92,467
Bonds, Ser. 0725	3.250	07/25/25	PLN	2,170	686,236

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	15

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Poland (cont’d.)
Poland Government Bond, (Continued)
Bonds, Ser. 1019	5.500%	10/25/19	PLN	550	$189,977
Bonds, Ser. 1023	4.000	10/25/23	PLN	2,165	721,539

					1,690,219

Romania 1.7%
Romania Government Bond,
Bonds, Ser.10Y	5.850	04/26/23	RON	1,020	334,164
Bonds, Ser.10YR	6.750	06/11/17	RON	850	267,135

					601,299

Russia 10.4%
AHML Finance Ltd., Unsec’d. Notes, 144A	7.750	02/13/18	RUB	12,250	254,081
Gazprom OAO Via Gaz Capital SA, Sr. Unsec’d. Notes, RegS	9.250	04/23/19		230	265,697
Russian Agricultural Bank OJSC Via RSHB Capital SA,
Sr. Unsec’d. Notes, RegS	8.625	02/17/17	RUB	10,400	221,194
Sr. Unsec’d. Notes, MTN, RegS	8.700	03/17/16	RUB	23,500	512,779
Russian Federal Bond - OFZ,
Bonds, Ser. 5081	6.200	01/31/18	RUB	17,000	354,543
Bonds, Ser. 6205	7.600	04/14/21	RUB	1,000	20,821
Bonds, Ser. 6212	7.050	01/19/28	RUB	26,718	496,339
Bonds, Ser. 6215	7.000	08/16/23	RUB	14,039	274,675
Bonds, Ser. 6216	6.700	05/15/19	RUB	4,400	90,381
Russian Foreign Bond - Eurobond, Sr. Unsec’d. Notes, RegS	11.000	07/24/18		212	263,410
Russian Railways via RZD Capital PLC, Sr. Unsec’d. Notes, RegS	8.300	04/02/19	RUB	30,200	627,680
VimpelCom Holdings BV, Gtd. Notes, 144A	9.000	02/13/18	RUB	5,000	107,161
Vnesheconombank Via VEB Finance PLC, Sr. Unsec’d. Notes, RegS	6.902	07/09/20		200	204,250

					3,693,011

South Africa 6.5%
Eskom Holdings SOC Ltd., Govt. Gtd., Ser. ES23, MTN	10.000	01/25/23	ZAR	7,500	749,919
South Africa Government Bond,
Bonds, Ser. R207	7.250	01/15/20	ZAR	720	65,200

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

South Africa (cont’d.)
South Africa Government Bond, (Continued)
Bonds, Ser. R213	7.000%	02/28/31	ZAR	4,565	$364,219
Sr. Unsec’d. Notes, Ser. R209	6.250	03/31/36	ZAR	15,761	1,113,698

					2,293,036

Spain 1.5%
Spain Government International Bond, Sr. Unsec’d. Notes, MTN, 144A	4.000	03/06/18		500	532,410

Sri Lanka 1.2%
Bank of Ceylon, Sr. Unsec’d. Notes, RegS	6.875	05/03/17		400	422,500

Thailand 3.8%
Thailand Government Bond,
Sr. Unsec’d. Notes	3.580	12/17/27	THB	2,400	74,833
Sr. Unsec’d. Notes	3.625	06/16/23	THB	24,127	769,742
Sr. Unsec’d. Notes	3.775	06/25/32	THB	600	18,178
Sr. Unsec’d. Notes	5.670	03/13/28	THB	5,000	188,926
Sr. Unsec’d. Notes - Inflation Linked	1.200	07/14/21	THB	5,913	175,254
Unsec’d. Notes - Inflation Linked	1.250	03/12/28	THB	4,126	116,093

					1,343,026

Turkey 8.2%
Turkey Government Bond,
Bonds	7.100	03/08/23	TRY	465	191,427
Bonds	8.300	06/20/18	TRY	750	337,435
Bonds	8.500	07/10/19	TRY	125	56,801
Bonds	8.500	09/14/22	TRY	2,250	1,010,787
Bonds	8.800	11/14/18	TRY	200	91,692
Bonds	8.800	09/27/23	TRY	670	305,964
Bonds	9.500	01/12/22	TRY	415	196,610
Bonds	10.500	01/15/20	TRY	1,490	733,051

					2,923,767

Uruguay
Uruguay Government International Bond, Sr. Unsec’d. Notes	4.375	12/15/28	UYU	254	11,476

TOTAL LONG-TERM INVESTMENTS (cost $37,770,844)					34,114,396

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	17

Portfolio of Investments

as of October 31, 2014 continued

Description		Shares	Value (Note 1)
SHORT-TERM INVESTMENTS 2.6%

AFFILIATED MONEY MARKET MUTUAL FUND 2.6%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $920,664)(Note 3)(b)		920,664	$920,664

	Counterparty	Notional Amount (000)#
OPTION PURCHASED*

Put Option
Currency Option USD vs JPY, expiring 11/14/14, @ FX Rate 100.00 (cost $9,845)	Citigroup Global Markets	1,432	1

TOTAL SHORT-TERM INVESTMENTS (cost $930,509)			920,665

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 98.7% (cost $38,701,353)			35,035,061

OPTIONS WRITTEN* (0.2)%

Put Option
Currency Option USD vs JPY, expiring 11/14/14, @ FX Rate 96.00	Citigroup Global Markets	1,432	—

Call Option
Currency Option USD vs JPY, expiring 01/16/15, @ FX Rate 106.00	Citigroup Global Markets	1,432	(81,904)

TOTAL OPTIONS WRITTEN (premiums received $7,253)			(81,904)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 98.5% (cost $38,694,100; Note 5)			34,953,157
Other assets in excess of liabilities(c) 1.5%			543,418

NET ASSETS 100.0%			$35,496,575

See Notes to Financial Statements.

18

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

MOSPRIME—Moscow Prime Offered Rate

MTN—Medium Term Note

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

BRL—Brazilian Real

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

EUR—Euro

GHS—Ghana Cedi

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NGN—Nigerian Naira

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—United States Dollar

UYU—Uruguayan Peso

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at October 31, 2014.
(b)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	19

Portfolio of Investments

as of October 31, 2014 continued

(c)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at October 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 12/11/14	Barclays Capital Group	BRL	504	$201,751	$200,807	$(944)
Expiring 12/11/14	Barclays Capital Group	BRL	2,172	890,474	865,822	(24,652)
Expiring 12/11/14	Deutsche Bank AG	BRL	264	107,074	105,168	(1,906)
Expiring 12/11/14	Goldman Sachs & Co.	BRL	221	90,281	88,257	(2,024)
Expiring 12/11/14	JPMorgan Chase	BRL	1,249	512,992	497,911	(15,081)
Expiring 12/11/14	Toronto Dominion	BRL	224	89,876	89,420	(456)
Chilean Peso,
Expiring 01/15/15	Barclays Capital Group	CLP	22,827	38,775	39,396	621
Chinese Renminbi,
Expiring 01/15/15	Barclays Capital Group	CNH	1,115	180,125	181,162	1,037
Expiring 01/15/15	Citigroup Global Markets	CNH	2,782	449,580	452,143	2,563
Expiring 01/15/15	Deutsche Bank AG	CNH	726	117,265	117,930	665
Expiring 01/15/15	UBS AG	CNH	992	160,414	161,327	913
Colombian Peso,
Expiring 12/11/14	Barclays Capital Group	COP	95,180	46,835	46,045	(790)
Expiring 12/11/14	Barclays Capital Group	COP	222,615	107,637	107,694	57
Expiring 12/11/14	Barclays Capital Group	COP	371,587	180,732	179,761	(971)
Expiring 12/11/14	Barclays Capital Group	COP	911,507	460,590	440,957	(19,633)
Expiring 12/11/14	Credit Suisse First Boston Corp.	COP	169,242	84,733	81,874	(2,859)
Expiring 12/11/14	Credit Suisse First Boston Corp.	COP	369,941	185,230	178,965	(6,265)
Expiring 12/11/14	JPMorgan Chase	COP	186,197	93,672	90,076	(3,596)
Expiring 12/11/14	JPMorgan Chase	COP	763,918	382,437	369,558	(12,879)
Expiring 02/23/15	Citigroup Global Markets	COP	3,704,245	1,768,221	1,779,516	11,295
Hungarian Forint,
Expiring 11/24/14	Barclays Capital Group	HUF	73,512	305,667	298,800	(6,867)
Expiring 01/22/15	Barclays Capital Group	HUF	6,192	25,115	25,135	20
Indian Rupee,
Expiring 11/10/14	Barclays Capital Group	INR	6,420	104,050	104,339	289
Expiring 01/28/15	Barclays Capital Group	INR	6,588	106,292	105,258	(1,034)
Indonesia Rupiah,
Expiring 12/15/14	Barclays Capital Group	IDR	5,892,700	487,000	483,885	(3,115)
Malaysian Ringgit,
Expiring 01/09/15	Bank of America	MYR	1,952	594,853	590,449	(4,404)
Expiring 01/09/15	Barclays Capital Group	MYR	659	201,478	199,316	(2,162)
Expiring 01/09/15	Barclays Capital Group	MYR	3,034	925,739	917,625	(8,114)
Expiring 01/09/15	Citigroup Global Markets	MYR	298	89,698	90,255	557
Expiring 01/09/15	Goldman Sachs & Co.	MYR	2,928	886,875	885,673	(1,202)

See Notes to Financial Statements.

20

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso,
Expiring 01/22/15	Citigroup Global Markets	MXN	4,737	$350,190	$349,981	$(209)
Expiring 01/22/15	Toronto Dominion	MXN	340	25,115	25,134	19
Expiring 01/22/15	Toronto Dominion	MXN	3,372	247,729	249,123	1,394
Nigerian Naira,
Expiring 01/09/15	Barclays Capital Group	NGN	21,874	129,852	129,062	(790)
Peruvian Nuevo Sol,
Expiring 01/16/15	Barclays Capital Group	PEN	739	252,000	250,619	(1,381)
Philippine Peso,
Expiring 11/14/14	BNP Paribas	PHP	9,252	210,849	206,075	(4,774)
Expiring 11/14/14	Citigroup Global Markets	PHP	12,446	285,000	277,215	(7,785)
Expiring 11/14/14	Credit Suisse First Boston Corp.	PHP	4,153	94,650	92,497	(2,153)
Expiring 11/14/14	Credit Suisse First Boston Corp.	PHP	8,306	189,341	185,012	(4,329)
Expiring 11/14/14	Goldman Sachs & Co.	PHP	4,151	94,953	92,465	(2,488)
Polish Zloty,
Expiring 01/14/15	Barclays Capital Group	PLN	181	53,819	53,683	(136)
Expiring 01/14/15	Barclays Capital Group	PLN	346	104,517	102,496	(2,021)
Expiring 01/14/15	Toronto Dominion	PLN	783	232,880	231,509	(1,371)
Expiring 01/26/15	Citigroup Global Markets	PLN	3,527	1,054,295	1,043,059	(11,236)
Expiring 01/26/15	Goldman Sachs & Co.	PLN	93	28,132	27,643	(489)
Romanian Leu,
Expiring 01/26/15	Barclays Capital Group	RON	304	86,110	86,079	(31)
Expiring 01/26/15	JPMorgan Chase	RON	695	198,963	196,875	(2,088)
Russian Ruble,
Expiring 12/17/14	Citigroup Global Markets	RUB	1,198	28,000	27,446	(554)
South African Rand,
Expiring 01/23/15	Citigroup Global Markets	ZAR	6,894	618,822	616,004	(2,818)
South Korean Won,
Expiring 11/03/14	Credit Suisse First Boston Corp.	KRW	254,376	241,572	237,987	(3,585)
Expiring 12/17/14	BNP Paribas	KRW	153,763	143,436	143,605	169
Thai Baht,
Expiring 12/15/14	Citigroup Global Markets	THB	5,928	183,259	181,645	(1,614)
Expiring 12/15/14	Citigroup Global Markets	THB	7,104	219,240	217,665	(1,575)
Turkish Lira,
Expiring 01/20/15	Deutsche Bank AG	TRY	1,411	617,693	623,410	5,717
Expiring 01/20/15	JPMorgan Chase	TRY	205	88,839	90,739	1,900
Expiring 01/23/15	Wells Fargo Bank N.A.	TRY	224	100,000	99,031	(969)

				$15,754,717	$15,610,583	$(144,134)

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	21

Portfolio of Investments

as of October 31, 2014 continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 12/11/14	Barclays Capital Group	BRL	265	$109,235	$105,688	$3,547
Expiring 12/11/14	Barclays Capital Group	BRL	120	48,375	47,834	541
Expiring 12/11/14	Citigroup Global Markets	BRL	3,785	1,542,030	1,509,055	32,975
Expiring 12/11/14	Goldman Sachs & Co.	BRL	62	25,115	24,847	268
Expiring 12/11/14	Toronto Dominion	BRL	572	244,179	228,171	16,008
Expiring 12/11/14	Toronto Dominion	BRL	175	68,834	69,953	(1,119)
Expiring 12/11/14	Toronto Dominion	BRL	42	16,763	16,706	57
Chinese Renminbi,
Expiring 01/15/15	BNP Paribas	CNH	4,359	704,589	708,600	(4,011)
Expiring 01/15/15	Hong Kong & Shanghai Bank	CNH	1,255	202,821	203,962	(1,141)
Colombian Peso,
Expiring 11/24/14	Citigroup Global Markets	COP	3,704,245	1,784,404	1,795,025	(10,621)
Expiring 12/11/14	Barclays Capital Group	COP	892,630	433,000	431,825	1,175
Expiring 12/11/14	Barclays Capital Group	COP	554,398	272,935	268,200	4,735
Expiring 12/11/14	Barclays Capital Group	COP	432,594	208,000	209,275	(1,275)
Expiring 12/11/14	Barclays Capital Group	COP	373,409	180,217	180,643	(426)
Expiring 12/11/14	Barclays Capital Group	COP	147,427	72,197	71,320	877
Expiring 12/11/14	Barclays Capital Group	COP	87,505	43,000	42,332	668
Expiring 12/11/14	Barclays Capital Group	COP	75,036	37,000	36,300	700
Expiring 12/11/14	Barclays Capital Group	COP	74,791	36,306	36,181	125
Expiring 12/11/14	Citigroup Global Markets	COP	365,968	178,000	177,043	957
Expiring 12/11/14	Credit Suisse First Boston Corp.	COP	14,810	7,222	7,165	57
Euro,
Expiring 01/28/15	Citigroup Global Markets	EUR	71	90,008	89,029	979
Expiring 01/28/15	Credit Suisse First Boston Corp.	EUR	79	99,684	99,060	624
Expiring 01/28/15	Toronto Dominion	EUR	1,354	1,717,987	1,697,216	20,771
Hungarian Forint,
Expiring 01/21/15	Citigroup Global Markets	HUF	61,090	254,692	247,983	6,709
Indonesia Rupiah,
Expiring 12/15/14	Barclays Capital Group	IDR	795,870	65,289	65,354	(65)
Expiring 12/15/14	Barclays Capital Group	IDR	795,870	65,316	65,354	(38)
Expiring 12/15/14	Citigroup Global Markets	IDR	7,529,606	607,251	618,301	(11,050)
Expiring 12/15/14	Citigroup Global Markets	IDR	1,380,042	110,535	113,323	(2,788)
Expiring 12/15/14	Credit Suisse First Boston Corp.	IDR	1,114,389	90,601	91,509	(908)
Expiring 01/20/15	Barclays Capital Group	IDR	2,616,577	207,995	213,387	(5,392)
Expiring 01/20/15	Barclays Capital Group	IDR	2,267,800	184,000	184,944	(944)
Expiring 01/20/15	JPMorgan Chase	IDR	2,836,162	225,809	231,295	(5,486)

See Notes to Financial Statements.

22

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen,
Expiring 01/28/15	Toronto Dominion	JPY	272,392	$2,520,862	$2,427,637	$93,225
Malaysian Ringgit,
Expiring 01/09/15	Citigroup Global Markets	MYR	1,202	363,865	363,647	218
Expiring 01/09/15	Toronto Dominion	MYR	65	19,654	19,517	137
Mexican Peso,
Expiring 01/22/15	Citigroup Global Markets	MXN	3	218	219	(1)
Expiring 01/22/15	Toronto Dominion	MXN	280	20,608	20,672	(64)
New Taiwanese Dollar,
Expiring 02/02/15	BNP Paribas	TWD	5,535	182,001	182,234	(233)
Expiring 02/02/15	Credit Suisse First Boston Corp.	TWD	5,476	179,901	180,310	(409)
Peruvian Nuevo Sol,
Expiring 12/16/14	BNP Paribas	PEN	95	32,300	32,308	(8)
Expiring 12/16/14	Credit Suisse First Boston Corp.	PEN	535	184,913	182,171	2,742
Expiring 12/16/14	Credit Suisse First Boston Corp.	PEN	534	184,298	181,678	2,620
Expiring 12/16/14	Toronto Dominion	PEN	443	150,700	150,737	(37)
Expiring 04/10/15	BNP Paribas	PEN	1,050	354,480	353,006	1,474
Philippine Peso,
Expiring 11/14/14	Citigroup Global Markets	PHP	4,118	94,320	91,716	2,604
Expiring 11/14/14	Credit Suisse First Boston Corp.	PHP	13,464	301,684	299,894	1,790
Polish Zloty,
Expiring 01/14/15	Citigroup Global Markets	PLN	301	89,486	88,911	575
Expiring 01/26/15	Citigroup Global Markets	PLN	298	88,775	88,004	771
Russian Ruble,
Expiring 12/17/14	BNP Paribas	RUB	12,440	299,902	284,936	14,966
Expiring 12/17/14	Citigroup Global Markets	RUB	2,188	50,231	50,118	113
Expiring 12/17/14	Credit Suisse First Boston Corp.	RUB	5,293	126,641	121,235	5,406
Expiring 12/17/14	Credit Suisse First Boston Corp.	RUB	1,884	46,835	43,147	3,688
Expiring 03/18/15	Credit Suisse First Boston Corp.	RUB	24,757	621,976	553,904	68,072
South African Rand,
Expiring 01/23/15	Barclays Capital Group	ZAR	2,010	179,395	179,578	(183)

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	23

Portfolio of Investments

as of October 31, 2014 continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
South Korean Won,
Expiring 11/03/14	Citigroup Global Markets	KRW	254,376	$241,000	$237,988	$3,012
Expiring 12/17/14	Barclays Capital Group	KRW	192,154	183,424	179,460	3,964
Expiring 12/17/14	Credit Suisse First Boston Corp.	KRW	191,760	183,766	179,091	4,675
Expiring 12/17/14	Credit Suisse First Boston Corp.	KRW	191,760	183,942	179,091	4,851
Expiring 12/17/14	Credit Suisse First Boston Corp.	KRW	107,986	103,188	100,852	2,336
Expiring 01/16/15	Credit Suisse First Boston Corp.	KRW	254,376	240,852	237,306	3,546
Expiring 01/16/15	Credit Suisse First Boston Corp.	KRW	200,160	187,687	186,728	959
Thai Baht,
Expiring 12/15/14	Citigroup Global Markets	THB	2,975	91,694	91,139	555
Expiring 12/15/14	Citigroup Global Markets	THB	2,933	89,511	89,876	(365)
Expiring 12/15/14	Citigroup Global Markets	THB	2,112	64,849	64,719	130
Expiring 12/15/14	Citigroup Global Markets	THB	1,867	57,143	57,219	(76)
Expiring 12/15/14	Deutsche Bank AG	THB	3,663	112,740	112,248	492
Turkish Lira,
Expiring 01/20/15	Barclays Capital Group	TRY	405	179,395	179,026	369
Expiring 01/20/15	Toronto Dominion	TRY	41	18,004	18,182	(178)

				$17,963,629	$17,695,384	$268,245

						$124,111

Cross currency exchange contracts outstanding at October 31, 2014:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Counterparty
01/14/15	Buy	EUR	72	PLN	303	$575	Barclays Capital Group

See Notes to Financial Statements.

24

Interest rate swap agreements outstanding at October 31, 2014:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
RUB	25,000	06/09/19	8.790%	3 Month MOSPRIME(1)	$(42,651)	$—	$(42,651)	Hong Kong & Shanghai Bank
MXN	3,300	02/21/22	6.620%	28 Day Mexican Interbank Rate(1)	13,816	—	13,816	Barclays Capital Group

					$(28,835)	$—	$(28,835)

(1)	The Series pays the floating rate and receives the fixed rate.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds
Argentina	$—	$569,889	$—
Brazil	—	3,905,028	—
Colombia	—	2,911,119	—
Dominican Republic	—	116,752	—
Ghana	—	34,654	—
Hungary	—	1,686,834	—
Indonesia	—	3,731,308	—
Kazakhstan	—	449,350	—
Luxembourg	—	197,500	—

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	25

Portfolio of Investments

as of October 31, 2014 continued

	Level 1	Level 2	Level 3
Foreign Bonds (continued)
Malaysia	$—	$1,626,420	$—
Mexico	—	3,557,487	—
Nigeria	—	863,956	—
Peru	—	709,678	—
Philippines	—	243,677	—
Poland	—	1,690,219	—
Romania	—	601,299	—
Russia	—	3,693,011	—
South Africa	—	2,293,036	—
Spain	—	532,410	—
Sri Lanka	—	422,500	—
Thailand	—	1,343,026	—
Turkey	—	2,923,767	—
Uruguay	—	11,476	—
Affiliated Money Market Mutual Fund	920,664	—	—
Option Purchased	—	1	—
Options Written	—	(81,904)	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	124,111	—
Cross Currency Exchange Contract	—	575	—
Interest Rate Swap Agreements
Over-the-counter swap agreements	—	(28,835)	—

Total	$920,664	$34,128,344	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2014 was as follows (Unaudited):

Foreign Government Obligations	83.5%
Foreign Agencies	7.4
Foreign Corporations	5.2
Affiliated Money Market Mutual Fund	2.6
Option Purchased	— *
Options Written	(0.2)

98.5
Other assets in excess of liabilities	1.5

100.0%

*	Less than 0.05%

See Notes to Financial Statements.

26

Prudential Emerging Markets Debt Local Currency Fund (the “Series”) invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments is foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$342,279	Unrealized depreciation on forward foreign currency contracts	$218,168
Foreign exchange contracts	Unrealized appreciation on cross currency exchange contracts	575	—	—
Foreign exchange contracts	Unaffiliated investments	1	Options written outstanding, at value	81,904
Interest rate contracts	Unrealized appreciation on swap agreements	13,816	Unrealized depreciation on swap agreements	42,651

		$356,671		$342,723

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Forward and Cross Currency Contracts**	Swaps	Total
Foreign exchange contracts	$(60,719)	$5,298	$24,872	$—	$(30,549)
Interest rate contracts	—	—	—	180,400	180,400

Total	$(60,719)	$5,298	$24,872	$180,400	$149,851

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	27

Portfolio of Investments

as of October 31, 2014 continued

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Forward and Cross Currency Contracts**	Swaps	Total
Foreign exchange contracts	$14,250	$(74,651)	$99,909	$—	$39,508
Interest rate contracts	—	—	—	(144,992)	(144,992)

Total	$14,250	$(74,651)	$99,909	$(144,992)	$(105,484)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
**	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended October 31, 2014, the Series’ average volume of derivative activities are as follows:

Options Purchased (Cost)	Options Written (Notional Amount in USD (000))	Forward Currency Contracts—Purchased (Value at Settlement Date Payable)	Forward Currency Contracts—Sold (Value at Settlement Date Receivable)	Cross Currency Contracts (Notional Amount in USD (000))	Interest Rate Swaps (Notional Amount in USD (000))
$34,423	$1,487	$23,099,713	$16,920,513	$145	$1,551

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Series invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$—	$—	$—	$—
Barclays Capital Group	33,116	(33,116)	—	—
BNP Paribas	16,609	(9,026)	—	7,583
Citigroup Global Markets	64,014	(64,014)	—	—
Credit Suisse First Boston Corp.	101,366	(20,508)	—	80,858

See Notes to Financial Statements.

28

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Deutsche Bank AG	$6,874	$(1,906)	$—	$4,968
Goldman Sachs & Co.	268	(268)	—	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	1,900	(1,900)	—	—
Toronto Dominion	131,611	(3,225)	—	128,386
UBS AG	913	—	—	913
Wells Fargo Bank N.A.	—	—	—	—

	$356,671

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(4,404)	$—	$—	$(4,404)
Barclays Capital Group	(80,964)	33,116	—	(47,848)
BNP Paribas	(9,026)	9,026	—	—
Citigroup Global Markets	(132,596)	64,014	—	(68,582)
Credit Suisse First Boston Corp.	(20,508)	20,508	—	—
Deutsche Bank AG	(1,906)	1,906	—	—
Goldman Sachs & Co.	(6,203)	268	—	(5,935)
Hong Kong & Shanghai Bank	(43,792)	—	—	(43,792)
JPMorgan Chase	(39,130)	1,900	—	(37,230)
Toronto Dominion	(3,225)	3,225	—	—
UBS AG	—	—	—	—
Wells Fargo Bank N.A.	(969)	—	—	(969)

	$(342,723)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Series. Such amounts are applied up to 100% of the Series’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	29

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value:
Unaffiliated Investments (cost $37,780,689)	$34,114,397
Affiliated Investments (cost $920,664)	920,664
Foreign currency, at value (cost $86,255)	86,057
Dividends and interest receivable	671,513
Receivable for investments sold	501,054
Unrealized appreciation on forward foreign currency exchange contracts	342,279
Tax reclaim receivable	24,473
Receivable for Series shares sold	14,856
Unrealized appreciation on over-the-counter swap agreements	13,816
Due from Manager	4,229
Unrealized appreciation on cross currency exchange contracts	575
Prepaid expenses	670

Total assets	36,694,583

Liabilities
Payable for investments purchased	682,197
Unrealized depreciation on forward foreign currency exchange contracts	218,168
Accrued expenses and other liabilities	88,326
Options written outstanding, at value (premiums received $7,253)	81,904
Payable for Series shares reacquired	72,301
Unrealized depreciation on over-the-counter swap agreements	42,651
Dividends payable	9,657
Distribution fee payable	2,063
Affiliated transfer agent fee payable	741

Total liabilities	1,198,008

Net Assets	$35,496,575

Net assets were comprised of:
Common stock, at par	$44,528
Paid-in capital in excess of par	41,747,406

41,791,934
Distributions in excess of net investment income	(479,017)
Accumulated net realized loss on investment and foreign currency transactions	(2,137,502)
Net unrealized depreciation on investments and foreign currencies	(3,678,840)

Net assets, October 31, 2014	$35,496,575

See Notes to Financial Statements.

30

Class A
Net asset value and redemption price per share ($5,990,934 ÷ 756,554 shares of common stock issued and outstanding)	$7.92
Maximum sales charge (4.50% of offering price)	0.37

Maximum offering price to public	$8.29

Class C
Net asset value, offering price and redemption price per share ($927,056 ÷ 116,364 shares of common stock issued and outstanding)	$7.97

Class Q
Net asset value, offering price and redemption price per share ($1,005 ÷ 126 shares of common stock issued and outstanding)	$7.98

Class Z
Net asset value, offering price and redemption price per share ($28,577,580 ÷ 3,579,733 shares of common stock issued and outstanding)	$7.98

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	31

Statement of Operations

Year Ended October 31, 2014

Net Investment Income
Income
Interest income (net of foreign withholding taxes of $49,752)	$2,752,633
Affiliated dividend income	550

Total income	2,753,183

Expenses
Management fee	305,559
Distribution fee—Class A	20,103
Distribution fee—Class C	12,074
Custodian’s fees and expenses	175,000
Audit fee	60,000
Registration fees	52,000
Transfer agent’s fees and expenses (including affiliated expense of $4,200)	28,000
Shareholders’ reports	26,000
Legal fees and expenses	17,000
Directors’ fees	15,000
Insurance expenses	1,000
Interest expense	704
Miscellaneous	15,268

Total expenses	727,708
Less: Expense reimbursement	(293,501)
Distribution fee waiver—Class A	(3,350)

Net expenses	430,857

Net investment income	2,322,326

Realized And Unrealized Gain (Loss) on Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(4,060,166)
Options written transactions	5,298
Swap agreements transactions	180,400
Foreign currency transactions	(80,326)

(3,954,794)

Net change in unrealized appreciation (depreciation) on:
Investments (net of capital gains tax)	641,773
Options written	(74,651)
Swap agreements	(144,992)
Foreign currencies	75,848

497,978

Net loss on investment and foreign currency transactions	(3,456,816)

Net Decrease In Net Assets Resulting From Operations	$(1,134,490)

See Notes to Financial Statements.

32

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,322,326	$2,571,128
Net realized loss on investment and foreign currency transactions	(3,954,794)	(983,511)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	497,978	(4,483,628)

Net decrease in net assets resulting from operations	(1,134,490)	(2,896,011)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(69,495)	(408,643)
Class C	(10,949)	(44,305)
Class Q	(11)	(36)
Class Z	(321,017)	(1,194,303)

	(401,472)	(1,647,287)

Tax Return of Capital
Class A	(367,986)	(392,499)
Class C	(57,974)	(42,579)
Class Q	(56)	(36)
Class Z	(1,699,832)	(1,148,753)

	(2,125,848)	(1,583,867)

Distributions from net realized gains
Class A	—	(37,964)
Class C	—	(5,081)
Class Q	—	(4)
Class Z	—	(171,012)

	—	(214,061)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	7,683,127	30,796,003
Net asset value of shares issued in reinvestment of dividends and tax return of capital	2,370,809	3,330,196
Cost of shares reacquired	(14,557,474)	(24,693,903)

Net increase (decrease) in net assets from Series share transactions	(4,503,538)	9,432,296

Total increase (decrease)	(8,165,348)	3,091,070

Net Assets:
Beginning of year	43,661,923	40,570,853

End of year	$35,496,575	$43,661,923

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	33

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of six series: Prudential International Equity Fund, Prudential Jennison Global Infrastructure Fund, Prudential International Value Fund, Prudential Jennison Global Opportunities Fund, Prudential Jennison International Opportunities Fund, and Prudential Emerging Markets Debt Local Currency Fund (the “Series”). These financial statements relate to Prudential Emerging Markets Debt Local Currency Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on March 30, 2011. The Series is non-diversified. The investment objective of the Series is total return, through a combination of current income and capital appreciation.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund and the Series consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

34

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by

Prudential Emerging Markets Debt Local Currency Fund	35

Notes to Financial Statements

continued

the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

36

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government), held by the Series to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign

Prudential Emerging Markets Debt Local Currency Fund	37

Notes to Financial Statements

continued

portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one currency will be exchanged for a specified amount of another currency.

Options: The Series purchased options and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Series currently owns or intends to purchase. The Series’ principal reason for writing options would be to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option.

38

Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

Swap Agreements: The Series entered into interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Series are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objectives.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Prudential Emerging Markets Debt Local Currency Fund	39

Notes to Financial Statements

continued

The Series is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

40

As of October 31, 2014, the Series has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series declares dividends of net investment income daily and payment is made monthly. Distributions from net realized capital and currency gains, if any, are made annually.

Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distribution in excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is each series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Prudential Emerging Markets Debt Local Currency Fund	41

Notes to Financial Statements

continued

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Series has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .80% of the average daily net assets of the Series.

PI has contractually agreed through February 29, 2016 to limit net annual Series operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) to each class of shares to 1.05% of the Series’ average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) who acts as the distributor of the Class A, Class C, Class Q and Class Z shares. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Z shares of the Series.

Pursuant to the Class A and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. For the year ended October 31, 2014, PIMS contractually agreed to limit such expenses to .25% of the average daily net assets of the Class A shares.

42

PIMS has advised the Series that it received $26,761 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2014, it received $418 in contingent deferred sales charges imposed upon certain redemptions by Class C shareholders.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a Series of the Prudential Investment Portfolios 2 registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended October 31, 2014, were $40,781,463 and $45,876,279, respectively.

Transactions in options written during the year ended October 31, 2014, were as follows:

	Notional Amount	Premiums Received
Options outstanding at October 31, 2013	$—	$—
Options written	4,094,000	12,551
Options expired	(1,230,000)	(5,298)

Options outstanding at October 31, 2014	$2,864,000	$7,253

Prudential Emerging Markets Debt Local Currency Fund	43

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2014, the adjustments were to increase distributions in excess of net investment income by $2,096,139, decrease accumulated net realized loss on investment and foreign currency transactions by $2,342,575 and decrease paid-in capital in excess of par by $246,436 due to the differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, swaps, paydown gains/losses, differences in the treatment of premium amortization, net operating loss and reclassification of distributions. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $401,472 of long-term capital gains and $2,125,848 of tax return of capital. For the year ended October 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $1,769,548 of ordinary income, $91,800 of long-term capital gains and $1,583,867 of tax return of capital.

As of October 31, 2014, the Fund had no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$41,065,171	$315,347	$(6,345,457)	$(6,030,110)	$(250,314)	$(6,280,424)

44

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of amortization of premiums, wash sales and straddle loss deferrals. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps and mark-to-market of receivables and payables.

The Fund utilized approximately $129,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2014.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock. For the year ended October 31, 2014, no such exchanges were made.

As of October 31, 2014, Prudential Financial, Inc. through its affiliates owned 126 Class Q shares and 2,976,964 Class Z shares of the Series.

There are 425 million shares of common stock at $0.01 par value per share, designated Class A, Class C, Class Q and Class Z common stock, each of which consists of 75 million, 50 million, 50 million and 250 million authorized shares, respectively.

Prudential Emerging Markets Debt Local Currency Fund	45

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	279,301	$2,302,607
Shares issued in reinvestment of dividends and tax return of capital	36,690	299,271
Shares reacquired	(781,785)	(6,398,476)

Net increase (decrease) in shares outstanding before conversion	(465,794)	(3,796,598)
Shares reacquired upon conversion into Class Z	(30,119)	(247,386)

Net increase (decrease) in shares outstanding	(495,913)	$(4,043,984)

Year ended October 31, 2013:
Shares sold	1,778,574	$17,221,493
Shares issued in reinvestment of dividends and tax return of capital	81,238	743,125
Shares reacquired	(1,229,880)	(11,043,144)

Net increase (decrease) in shares outstanding	629,932	$6,921,474

Class C
Year ended October 31, 2014:
Shares sold	60,555	$508,979
Shares issued in reinvestment of dividends and tax return of capital	7,366	60,508
Shares reacquired	(118,303)	(981,084)

Net increase (decrease) in shares outstanding before conversion	(50,382)	(411,597)
Shares reacquired upon conversion into Class Z	(1,820)	(15,115)

Net increase (decrease) in shares outstanding	(52,202)	$(426,712)

Year ended October 31, 2013:
Shares sold	160,719	$1,568,898
Shares issued in reinvestment of dividends and tax return of capital	8,863	81,701
Shares reacquired	(107,280)	(977,299)

Net increase (decrease) in shares outstanding	62,302	$673,300

Class Q
Year ended October 31, 2014:
Shares issued in reinvestment of dividends and tax return of capital	8.2	$67

Net increase (decrease) in shares outstanding	8.2	$67

Year ended October 31, 2013:
Shares issued in reinvestment of dividends and tax return of capital	8.3	$76

Net increase (decrease) in shares outstanding	8.3	$76

46

Class Z	Shares	Amount
Year ended October 31, 2014:
Shares sold	584,734	$4,871,541
Shares issued in reinvestment of dividends and tax return of capital	244,501	2,010,963
Shares reacquired	(873,483)	(7,177,914)

Net increase (decrease) in shares outstanding before conversion	(44,248)	(295,410)
Shares issued upon conversion from Class A and Class C	31,701	262,501

Net increase (decrease) in shares outstanding	(12,547)	$(32,909)

Year ended October 31, 2013:
Shares sold	1,250,099	$12,005,612
Shares issued in reinvestment of dividends and tax return of capital	270,309	2,505,294
Shares reacquired	(1,401,122)	(12,673,460)

Net increase (decrease) in shares outstanding	119,286	$1,837,446

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through October 8, 2014. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series utilized the SCA during the year ended October 31, 2014. The average daily balance for the 59 days the Series had loans outstanding during the period was $306,153 borrowed at a weighted average interest rate of 1.41%. At October 31, 2014, the Series did not have an outstanding loan amount.

Prudential Emerging Markets Debt Local Currency Fund	47

Financial Highlights

Class A Shares
	Year Ended October 31,			March 30, 2011(a) through October 31,
	2014(b)	2013(b)	2012(b)	2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.67	$9.61	$9.36	$10.00
Income (loss) from investment operations:
Net investment income	.49	.47	.42	.32
Net realized and unrealized gain (loss) on investment transactions	(.71)	(.76)	.35	(.62)
Total from investment operations	(.22)	(.29)	.77	(.30)
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.30)	(.52)	(.13)
Distributions from net realized gains	-	(.05)	-	-
Tax return of capital	(.46)	(.30)	-	(.21)
Total dividends and distributions	(.53)	(.65)	(.52)	(.34)
Net asset value, end of period	$7.92	$8.67	$9.61	$9.36
Total Return(c):	(2.47)%	(3.23)%	8.53%	(3.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,991	$10,862	$5,985	$2,620
Average net assets (000)	$6,701	$12,797	$2,721	$1,634
Ratios to average net assets(d):
Expenses after advisory fee waivers and/or expense reimbursement	1.30%	1.30%	1.30%	1.30% (e)
Expenses before advisory fee waivers and/or expense reimbursement	2.13%	1.78%	2.09%	2.81% (e)
Net investment income	5.99%	5.07%	4.73%	4.85% (e)
Portfolio turnover rate	110%	102%	70%	60% (f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

48

Class C Shares
	Year Ended October 31,			March 30, 2011(a) through October 31,
	2014(b)	2013(b)	2012(b)	2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.72	$9.65	$9.41	$10.00
Income (loss) from investment operations:
Net investment income	.43	.40	.37	.31
Net realized and unrealized gain (loss) on investment transactions	(.71)	(.75)	.32	(.57)
Total from investment operations	(.28)	(.35)	.69	(.26)
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.23)	(.45)	(.12)
Distributions from net realized gains	-	(.05)	-	-
Tax return of capital	(.46)	(.30)	-	(.21)
Total dividends and distributions	(.47)	(.58)	(.45)	(.33)
Net asset value, end of period	$7.97	$8.72	$9.65	$9.41
Total Return(c):	(3.21)%	(3.85)%	7.55%	(2.72)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$927	$1,469	$1,025	$398
Average net assets (000)	$1,207	$1,585	$786	$211
Ratios to average net assets(d):
Expenses after advisory fee waivers and/or expense reimbursement	2.05%	2.05%	2.05%	2.05% (e)
Expenses before advisory fee waivers and/or expense reimbursement	2.82%	2.47%	2.78%	3.52% (e)
Net investment income	5.17%	4.26%	3.89%	4.09% (e)
Portfolio turnover rate	110%	102%	70%	60% (f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	49

Financial Highlights

continued

Class Q Shares
	Year Ended October 31,			March 30, 2011(a) through October 31,
	2014(b)	2013(b)	2012(b)	2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.71	$9.66	$9.37	$10.00
Income (loss) from investment operations:
Net investment income	.51	.58	.47	.29
Net realized and unrealized gain (loss) on investment transactions	(.69)	(.86)	.37	(.59)
Total from investment operations	(.18)	(.28)	.84	(.30)
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.32)	(.55)	(.12)
Distributions from net realized gains	-	(.05)	-	-
Tax return of capital	(.46)	(.30)	-	(.21)
Total dividends and distributions	(.55)	(.67)	(.55)	(.33)
Net asset value, end of period	$7.98	$8.71	$9.66	$9.37
Total Return(c):	(1.97)%	(3.06)%	9.31%	(3.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1	$1	$1	$1
Average net assets (000)	$1	$1	$1	$1
Ratios to average net assets(d):
Expenses after advisory fee waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.05% (e)
Expenses before advisory fee waivers and/or expense reimbursement	1.69%	1.39%	1.71%	2.67% (e)
Net investment income	6.17%	6.22%	5.06%	4.98% (e)
Portfolio turnover rate	110%	102%	70%	60% (f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

50

Class Z Shares
	Year Ended October 31,			March 30, 2011(a) through October 31,
	2014(b)	2013(b)	2012(b)	2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.72	$9.66	$9.37	$10.00
Income (loss) from investment operations:
Net investment income	.51	.49	.47	.29
Net realized and unrealized gain (loss) on investment transactions	(.70)	(.76)	.36	(.59)
Total from investment operations	(.19)	(.27)	.83	(.30)
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.32)	(.54)	(.12)
Distributions from net realized gains	-	(.05)	-	-
Tax return of capital	(.46)	(.30)	-	(.21)
Total dividends and distributions	(.55)	(.67)	(.54)	(.33)
Net asset value, end of period	$7.98	$8.72	$9.66	$9.37
Total Return(c):	(2.12)%	(2.98)%	9.21%	(3.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$28,578	$31,330	$33,559	$26,532
Average net assets (000)	$30,288	$35,341	$30,441	$25,697
Ratios to average net assets(d):
Expenses after advisory fee waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.05% (e)
Expenses before advisory fee waivers and/or expense reimbursement	1.82%	1.49%	1.81%	2.72% (e)
Net investment income	6.14%	5.25%	4.96%	4.99% (e)
Portfolio turnover rate	110%	102%	70%	60% (f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	51

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Emerging Markets Debt Local Currency Fund, a series of Prudential World Fund, Inc., (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period March 30, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2014

52

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Emerging Markets Debt Local Currency Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Emerging Markets Debt Local Currency Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Emerging Markets Debt Local Currency Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Emerging Markets Debt Local Currency Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.2

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to

[1]	Prudential Emerging Markets Debt Local Currency Fund is a series of Prudential World Fund, Inc.
[2]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable

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compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI for the year ended December 31, 2013 exceeded the management fees received by PI, resulting in an operating loss to PI. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Prudential Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2013. The Board considered that the Fund commenced operations on March 30, 2011 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Emerging Markets Debt Local Currency Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

Visit our website at www.prudentialfunds.com

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund underperformed its benchmark index for the one-year period.
•	The Board noted information provided by PI indicating that the Fund ranked in the first quartile of its Peer Universe for the first quarter of 2014.
•

The Board also noted information provided by PI which indicated that, although the Fund’s net total expenses were in the fourth quartile, the Fund’s net total expenses were only 6 basis points higher than the median of all funds in the Peer Group.

•	The Board and PI agreed to continue the existing expense cap of 1.05% (exclusive of 12b-1 fees and certain other fees) through February 28, 2015.
•

The Board concluded that, in light of the Fund’s recent inception date, it would be in the best interests of the Fund and its shareholders to renew the agreements to allow the subadviser time to develop a performance record against which performance could be evaluated.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Emerging Markets Debt Local Currency Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Emerging Markets Debt Local Currency Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL EMERGING MARKETS DEBT LOCAL CURRENCY FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	EMDAX	EMDCX	EMDQX	EMDZX
CUSIP	743969750	743969743	743969735	743969727

MF212E    0270916-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON GLOBAL OPPORTUNITIES FUND

ANNUAL REPORT • OCTOBER 31, 2014

Fund Type

Global Stock

Objective

To seek long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Global Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Global Opportunities Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Global Opportunities Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	8.81%	40.80% (3/14/12)
Class C	7.99	37.90 (3/14/12)
Class Z	9.08	41.70 (3/14/12)
MSCI AC World ND Index	7.77	34.04
Lipper Global Multi-Cap Core Funds Average	6.86	31.63
Lipper Global Multi-Cap Growth Funds Average	6.70	32.54

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Since Inception
Class A	3.12%	10.47% (3/14/12)
Class C	7.26	12.07 (3/14/12)
Class Z	9.32	13.21 (3/14/12)
MSCI AC World ND Index	11.32	11.71
Lipper Global Multi-Cap Core Funds Average	9.90	10.88
Lipper Global Multi-Cap Growth Funds Average	8.82	10.77

Average Annual Total Returns (With Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	2.83%	11.45% (3/14/12)
Class C	6.99	12.98 (3/14/12)
Class Z	9.08	14.15 (3/14/12)

Average Annual Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	8.81%	13.87% (3/14/12)
Class C	7.99	12.98 (3/14/12)
Class Z	9.08	14.15 (3/14/12)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Global Opportunities Fund (Class A shares) with a similar investment in the MSCI AC World ND Index by portraying the initial account values at the commencement of operations for Class A shares (March 14, 2012) and the account values at the end of the current fiscal year (October 31, 2014), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Jennison Global Opportunities Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

Morgan Stanley Capital International (MSCI) All Country (AC) World Net Dividend (ND) Index

The MSCI ACWI Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

Lipper Global Multi-Cap Core Funds Average

The Lipper Global Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Global Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have average characteristics compared to the MSCI World Index.

Lipper Global Multi-Cap Growth Funds Average

The Lipper Global Multi-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Global Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have above-average characteristics compared to the MSCI World Index.

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Note: Although the Fund is classified by Lipper in its Global Multi-Cap Core Funds Performance Universe, the Global Multi-Cap Growth Funds Performance Universe was utilized for performance comparisons, because the Fund’s investment manager believes that the Global Multi-Cap Growth Funds Performance Universe provides a more appropriate basis for Fund performance comparisons.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Averages are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
Facebook, Inc. (Class A Stock), Internet Software & Services	5.1%
MasterCard, Inc. (Class A Stock), IT Services	4.8
Tencent Holdings Ltd., Internet Software & Services	4.2
Biogen Idec, Inc., Biotechnology	4.0
Bristol-Myers Squibb Co., Pharmaceuticals	3.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/14
Internet Software & Services	21.8%
Biotechnology	17.4
Pharmaceuticals	12.1
Textiles, Apparel & Luxury Goods	11.1
Internet & Catalog Retail	6.9

Industry weightings reflect long-term investments and are subject to change.

Prudential Jennison Global Opportunities Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month period ended October 31, 2014, the Prudential Jennison Global Opportunities Fund’s Class A shares advanced 8.81%. Over the same period, the MSCI All Country World Index (the Index) rose 7.77% and the Lipper Global Multi-Cap Growth Average gained 6.70%.

What was the market environment?

•

Global equity market performance varied widely by region[1] in the reporting period. The US equity market’s double-digit advance reflected sustained improvement in the US economic outlook. Corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs. The Federal Reserve tapered its quantitative easing program, signaling confidence in the health of US economic activity and labor market conditions. US gross domestic product (GDP) contracted in early 2014, largely because of severe winter weather, before quickly rebounding.

•

Economic activity in Europe, already anemic, faced new challenges stemming from Ukraine-Russia tensions. European equity markets dropped slightly over the year. China’s economic expansion moderated as the country was navigating a better balance between fixed investment and consumer-led growth. A number of other key emerging market countries were hurt by a combination of slower growth, fiscal pressures, and weakening currencies. Later in the period, signs of improvement began to emerge in a small but growing number of emerging market countries with stabilizing political, fiscal, and currency situations. Japan’s efforts to stimulate growth and reform aspects of the economy remained a work in progress.

Which holdings made the largest positive contributions to the Fund’s return?

Healthcare positions were the most significant contributors to the Fund’s returns. Meaningful scientific advances over the past decade coupled with increased research and development and clinical trial activity have led to numerous drug introductions and material improvement in the treatment of serious diseases. Biotech companies held in the Fund benefited from their innovative drugs for:

•	hepatitis C (Gilead Sciences’ Sovaldi),

•	cancer (Celgene’s Revlimid and Abraxane),

[1]

Jennison regional definitions: Developed North America includes countries classified by MSCI as developed markets in North America. Developed Europe includes countries classified by MSCI as developed markets in Europe and the Middle East. Developed Asia/Pacific includes countries classified by MSCI as developed markets in Asia and Australia. Emerging Markets includes all countries classified by MSCI as emerging and frontier markets.

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•	multiple sclerosis (Biogen Idec’s Tecfidera),

•	cystic fibrosis (Vertex Pharmaceuticals’ Kalydeco), and

•	blood disorders and autoimmune diseases (Alexion Pharmaceuticals’ Soliris).

Information technology positions were likewise strong contributors to returns, although the Fund’s positions slightly lagged the sector in the Index.

•

Apple’s strong revenue and earnings reflected expanding global acceptance of its platform. Jennison expects that product updates, especially the iPhone 6, will sustain attractive revenue growth in the medium term.

•	Please see “Comments on Largest Holdings” below for discussion of Facebook and Tencent Holdings.

Which holdings detracted from the Fund’s return?

Faced with a challenging consumer environment, the Fund’s consumer discretionary holdings lost ground and underperformed the consumer companies in the Index.

•

London-based global online apparel retailer ASOS was hurt by currency-exchange issues and accelerated investment in warehouse operations and new markets, which limited near-term profit margin expansion.

•	Milan-based Yoox, a leading global luxury fashion e-commerce site, suffered from currency translation and concerns about decelerating growth in luxury goods markets.

•

Prada’s financial results were compromised as the euro strengthened and currencies of emerging markets—Prada’s greatest source of growth—weakened. Spending on marketing and production pressured near-term margins.

•

The decline in shares of Galaxy Entertainment Group was related to slowing growth in Macao’s gross gaming revenue. Galaxy owns and operates casinos in Macao, the world’s largest gaming market. The company has been gaining market share in both the mass and VIP markets, and major expansion is expected to fuel growth for several years.

In information technology:

•

ARM Holdings was hurt as product mix created temporary profit margin pressures. The company licenses its intellectual property designs to semiconductor companies and receives upfront license fees and ongoing royalties based on a percentage of microchip prices.

Prudential Jennison Global Opportunities Fund	7

Strategy and Performance Overview (continued)

In energy:

•

Amsterdam-based Core Laboratories, which analyzes petroleum reservoir rock and fluids, fell on concerns that declining energy prices might cause customers to curtail future spending as cash-flow growth slows.

Were there significant changes to the portfolio?

Over the reporting period, the Fund’s weights increased in healthcare and information technology, and decreased in consumer discretionary. Relative to the Index, the Fund is overweight in information technology, healthcare, and consumer discretionary, and underweight in financials, consumer staples, and energy.

By region, the Fund’s weight increased in North America and decreased in emerging markets. The Fund is overweight in North America, and underweight in Asia/Pacific and emerging markets.

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Comments on Largest Holdings

5.1%	Facebook, Inc., Internet Software & Services

Internet-based social platform Facebook allows users to share information, post photos and videos, play games, and otherwise connect with one another through online profiles. The company has successfully implemented its mobile interface, and revenue from both mobile and desktop applications has improved. Jennison believes that as Facebook solidifies its dominant position, it continues to increase its appeal to both users and advertisers.

4.8%	MasterCard, Inc., IT Services

MasterCard is the No. 2 payment system in the US. The company markets the MasterCard (credit and debit cards) and Maestro (debit cards) brands, provides a transaction authorization network, establishes guidelines for use, and collects fees from members. Jennison expects continued growth in MasterCard’s gross dollar volume (the total value of its cardholders’ transactions) as consumers continue their ongoing shift from paper money to electronic credit/debit transactions (retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards).

4.2%	Tencent Holdings Ltd., Internet Software & Services

Tencent Holdings is China’s largest and most visited Internet service portal. The company’s dominant position in China’s online gaming and instant messaging markets and its growing e-commerce efforts have resulted in strong fundamental performance.

4.0%	Biogen Idec Inc., Biotechnology

Jennison believes that ease of use of Biogen Idec’s Tecfidera, an oral multiple sclerosis treatment, could support broad adoption and sustain Biogen’s market leadership. The drug may also have applications in other neurodegenerative diseases such as ALS and Parkinson’s.

3.9%	Bristol-Myers Squibb Co., Pharmaceuticals

Bristol-Myers Squibb has been a leader in the development of oncology active immune therapy, an approach that leverages a patient’s own immune system. Jennison believes immunotherapy could result in more durable responses to cancers and become the backbone of cancer treatment protocols in the next decade. It believes the company will continue to benefit from product momentum, new product launches, pipeline data, and strong business development deals.

Prudential Jennison Global Opportunities Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2014, at the beginning of the period, and held through the six-month period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Global Opportunities Fund		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,074.80	1.60%	$8.37
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class C	Actual	$1,000.00	$1,070.70	2.35%	$12.27
	Hypothetical	$1,000.00	$1,013.36	2.35%	$11.93

Class Z	Actual	$1,000.00	$1,075.90	1.35%	$7.06
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Global Opportunities Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.71%	1.60%
C	2.41	2.35
Z	1.42	1.35

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.1%

COMMON STOCKS

Argentina 2.1%
MercadoLibre, Inc.	9,207	$1,253,533

Canada 3.1%
Canadian Pacific Railway Ltd.	9,103	1,890,511

China 9.3%
Alibaba Group Holding Ltd., ADR*	19,339	1,906,825
Tencent Holdings Ltd.	156,783	2,519,859
Vipshop Holdings Ltd., ADR*	5,203	1,192,996

		5,619,680

Denmark 2.1%
Novo Nordisk A/S (Class B Stock)	27,777	1,255,596

Germany 1.8%
Bayer AG	7,389	1,056,787

Hong Kong 0.9%
Galaxy Entertainment Group Ltd.	78,994	540,153

Italy 4.8%
Azimut Holding SpA	48,824	1,142,777
Luxottica Group SpA	17,675	901,560
Moncler SpA	61,036	847,134

		2,891,471

Japan 2.5%
Murata Manufacturing Co. Ltd.	13,530	1,520,238

South Korea 1.7%
NAVER Corp.	1,484	1,050,111

Spain 3.0%
Inditex SA	63,212	1,778,348

Switzerland 2.0%
Roche Holding AG	4,137	1,220,835

Thailand 1.7%
CP ALL PCL	714,256	997,809

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	13

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom 7.1%
ARM Holdings PLC	75,630	$1,070,717
Ashtead Group PLC	64,591	1,082,168
Burberry Group PLC	37,126	912,314
St. James’s Place PLC	104,445	1,248,874

		4,314,073

United States 57.0%
Actavis PLC*	5,686	1,380,220
Alexion Pharmaceuticals, Inc.*	8,013	1,533,368
Apple, Inc.	15,651	1,690,308
Biogen Idec, Inc.*	7,505	2,409,705
Bristol-Myers Squibb Co.	40,444	2,353,436
Celgene Corp.*	18,036	1,931,475
EOG Resources, Inc.	14,601	1,387,825
Facebook, Inc. (Class A Stock)*	41,125	3,083,964
Gilead Sciences, Inc.*	19,628	2,198,336
Google, Inc. (Class A Stock)*	2,141	1,215,810
Google, Inc. (Class C Stock)*	1,866	1,043,243
Incyte Corp Ltd.*	22,967	1,540,167
LinkedIn Corp. (Class A Stock)*	4,896	1,120,988
MasterCard, Inc. (Class A Stock)	34,733	2,908,889
Michael Kors Holdings Ltd.*	11,503	904,021
Netflix, Inc.*	2,153	845,634
NIKE, Inc. (Class B Stock)	16,812	1,563,012
Priceline Group, Inc. (The)*	1,273	1,535,505
Tesla Motors, Inc.*	2,914	704,314
Under Armour, Inc. (Class A Stock)*	24,278	1,592,151
Vertex Pharmaceuticals, Inc.*	7,865	885,913
Zulily, Inc. (Class A Stock)*	16,228	590,375

		34,418,659

TOTAL LONG-TERM INVESTMENTS (cost $47,781,954)		59,807,804

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 0.6%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $371,467) (Note 3)(a)	371,467	$371,467

TOTAL INVESTMENTS 99.7% (cost $48,153,421) (Note 5)		60,179,271
Other assets in excess of liabilities 0.3%		198,093

NET ASSETS 100.0%		$60,377,364

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$1,253,533	$—	$—
Canada	1,890,511	—	—
China	3,099,821	2,519,859	—
Denmark	—	1,255,596	—
Germany	—	1,056,787	—
Hong Kong	—	540,153	—

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	15

Portfolio of Investments

as of October 31, 2014 continued

	Level 1	Level 2	Level 3
Common Stocks (continued):
Italy	$—	$2,891,471	$—
Japan	—	1,520,238	—
South Korea	—	1,050,111	—
Spain	—	1,778,348	—
Switzerland	—	1,220,835	—
Thailand	—	997,809	—
United Kingdom	—	4,314,073	—
United States	34,418,659	—	—
Affiliated Money Market Mutual Fund	371,467	—	—

Total	$41,033,991	$19,145,280	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2014 was as follows (Unaudited):

Internet Software & Services	21.8%
Biotechnology	17.4
Pharmaceuticals	12.1
Textiles, Apparel & Luxury Goods	11.1
Internet & Catalog Retail	6.9
IT Services	4.8
Road & Rail	3.1
Specialty Retail	3.0
Technology Hardware, Storage & Peripherals	2.8
Electronic Equipment & Instruments	2.5
Oil, Gas & Consumable Fuels	2.3
Insurance	2.0
Capital Markets	1.9%
Trading Companies & Distributors	1.8
Semiconductors & Semiconductor Equipment	1.8
Food & Staples Retailing	1.7
Automobiles	1.2
Hotels, Restaurants & Leisure	0.9
Affiliated Money Market Mutual Fund	0.6

99.7
Other assets in excess of liabilities	0.3

100.0%

See Notes to Financial Statements.

16

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2014

Prudential Jennison Global Opportunities Fund

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value:
Unaffiliated Investments (cost $47,781,954)	$59,807,804
Affiliated Investments (cost $371,467)	371,467
Foreign currency, at value (cost $4,633)	4,633
Receivable for investments sold	625,600
Dividends receivable	27,401
Receivable for Series shares sold	13,739
Tax reclaim receivable	8,554
Prepaid expenses	818

Total assets	60,860,016

Liabilities
Payable for investments purchased	349,388
Accrued expenses	81,628
Management fee payable	37,300
Distribution fee payable	8,772
Payable for Series shares reacquired	4,252
Affiliated transfer agent fee payable	1,312

Total liabilities	482,652

Net Assets	$60,377,364

Net assets were comprised of:
Common stock, at par	$42,821
Paid-in capital in excess of par	49,856,969

49,899,790
Accumulated net investment loss	(334,526)
Accumulated net realized loss on investment and foreign currency transactions	(1,212,780)
Net unrealized appreciation on investments and foreign currencies	12,024,880

Net assets, October 31, 2014	$60,377,364

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share ($21,150,465 ÷ 1,502,339 shares of common stock issued and outstanding)	$14.08
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price to public	$14.90

Class C
Net asset value, offering price and redemption price per share ($5,723,084 ÷ 414,983 shares of common stock issued and outstanding)	$13.79

Class Z
Net asset value, offering price and redemption price per share ($33,503,815 ÷ 2,364,801 shares of common stock issued and outstanding)	$14.17

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	19

Statement of Operations

Year Ended October 31, 2014

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $28,037)	$436,113
Affiliated dividend income	1,881

Total income	437,994

Expenses
Management fee	492,096
Distribution fee—Class A	58,056
Distribution fee—Class C	43,607
Custodian’s fees and expenses	96,000
Registration fees	43,000
Transfer agent’s fees and expenses (including affiliated expense of $5,300)	40,000
Audit fee	26,000
Shareholders’ reports	25,000
Legal fees and expenses	16,000
Directors’ fees	15,000
Insurance expenses	1,000
Interest expense	86
Miscellaneous	18,585

Total expenses	874,430
Less: Expense reimbursement	(34,590)
Distribution fee waiver—Class A	(9,676)

Net expenses	830,164

Net investment loss	(392,170)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(360,488)
Foreign currency transactions	4,121

(356,367)

Net change in unrealized appreciation (depreciation) on:
Investments	4,135,095
Foreign currencies	(2,997)

4,132,098

Net gain on investment and foreign currency transactions	3,775,731

Net Increase In Net Assets Resulting From Operations	$3,383,561

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(392,170)	$(84,763)
Net realized gain (loss) on investment and foreign currency transactions	(356,367)	254,103
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	4,132,098	6,847,925

Net increase in net assets resulting from operations	3,383,561	7,017,265

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	32,490,687	11,184,673
Cost of shares reacquired	(12,408,615)	(783,244)

Net increase in net assets from Series share transactions	20,082,072	10,401,429

Total increase	23,465,633	17,418,694

Net Assets:
Beginning of year	36,911,731	19,493,037

End of year	$60,377,364	$36,911,731

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	21

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of seven series: Prudential Jennison Global Opportunities Fund (the “Series”), Prudential Jennison Global Infrastructure Fund, Prudential International Equity Fund, Prudential International Value Fund, Prudential Jennison International Opportunities Fund, Prudential Jennison Emerging Markets Equity Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to Prudential Jennison Global Opportunities Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on March 14, 2012. The investment objective of the Series is to seek long-term growth of capital.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund and the Series consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

22

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Jennison Global Opportunities Fund	23

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the

24

market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment

Prudential Jennison Global Opportunities Fund	25

Notes to Financial Statements

continued

companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .90% of the Series’ average daily net assets. PI has contractually agreed through February 29, 2016 to limit net annual Series operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) to each class of shares to 1.35% of the Series’ average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net

26

assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through February 29, 2016.

PIMS has advised the Series that they received $130,081 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2014, it received $5,000 and $1,032 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2014 were $56,688,739 and $36,323,540, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and

Prudential Jennison Global Opportunities Fund	27

Notes to Financial Statements

continued

Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2014, the adjustments were to decrease accumulated net investment loss by $129,345, decrease accumulated net realized loss on investment and foreign currency transactions by $51,455 and decrease paid-in capital in excess of par by $180,800 due to net operating loss, certain transactions involving foreign currencies and other book to tax differences. Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2014 and October 31, 2013 there were no distributions paid by the Fund.

As of October 31, 2014, the Fund did not have any distributable earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$48,276,208	$12,989,087	$(1,086,024)	$11,903,063	$(966)	$11,902,097

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2014 of approximately $1,090,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Series elected to treat certain late-year ordinary income losses of approximately $327,000 as having been incurred in the following fiscal year (October 31, 2015).

28

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefits plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of capital stock.

At October 31, 2014, Prudential Financial, Inc. through its affiliates owned 1,725,022 Class Z shares of the Series.

There are 675 million shares of common stock at $.01 par value per share, designated Class A, Class C and Class Z common stock each of which consists of 225 million, 200 million, and 250 million authorized shares, respectively.

Prudential Jennison Global Opportunities Fund	29

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,366,347	$19,010,157
Shares reacquired	(602,003)	(8,185,086)

Net increase (decrease) in shares outstanding before conversion	764,344	10,825,071
Shares reacquired upon conversion into Class Z	(37,512)	(510,417)

Net increase (decrease) in shares outstanding	726,832	$10,314,654

Year ended October 31, 2013:
Shares sold	429,183	$5,230,950
Shares reacquired	(52,529)	(574,895)

Net increase (decrease) in shares outstanding before conversion	376,654	4,656,055
Shares issued upon conversion from Class Z	3,655	45,724

Net increase (decrease) in shares outstanding	380,309	$4,701,779

Class C
Year ended October 31, 2014:
Shares sold	329,291	$4,481,893
Shares reacquired	(40,122)	(536,545)

Net increase (decrease) in shares outstanding before conversion	289,169	3,945,348
Shares reacquired upon conversion into Class Z	(4,058)	(53,560)

Net increase (decrease) in shares outstanding	285,111	$3,891,788

Year ended October 31, 2013:
Shares sold	75,679	$876,837
Shares reacquired	(6,306)	(69,558)

Net increase (decrease) in shares outstanding	69,373	$807,279

Class Z
Year ended October 31, 2014:
Shares sold	655,167	$8,998,637
Shares reacquired	(273,142)	(3,686,984)

Net increase (decrease) in shares outstanding before conversion	382,025	5,311,653
Shares issued upon conversion from Class A and Class C	41,268	563,977

Net increase (decrease) in shares outstanding	423,293	$5,875,630

Year ended October 31, 2013:
Shares sold	437,242	$5,076,886
Shares reacquired	(11,330)	(138,791)

Net increase (decrease) in shares outstanding before conversion	425,912	4,938,095
Shares reacquired upon conversion into Class A	(3,640)	(45,724)

Net increase (decrease) in shares outstanding	422,272	$4,892,371

30

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series utilized the SCA during the year ended October 31, 2014. The average daily balance for the 3 days the Series had loans outstanding during the period was $736,667 borrowed at a weighted average interest rate of 1.40%. At October 31, 2014, the Series did not have an outstanding loan amount.

Prudential Jennison Global Opportunities Fund	31

Financial Highlights

Class A Shares
	Year Ended October 31,		March 14, 2012(a) through October 31,
	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.94	$9.86	$10.00
Income (loss) from investment operations:
Net investment loss	(.11)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.25	3.14	(.12)
Total from investment operations	1.14	3.08	(.14)
Net asset value, end of period	$14.08	$12.94	$9.86
Total Return(c):	8.81%	31.24%	(1.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$21,150	$10,035	$3,898
Average net assets (000)	$19,352	$4,982	$2,967
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.60%	1.60%	1.60%	(e)
Expenses before waivers and/or expense reimbursement	1.71%	2.19%	3.10%	(e)
Net investment loss	(.78)%	(.54)%	(.30)%	(e)
Portfolio turnover rate	68%	70%	48%	(f)

(a) Commencement of Series.

(b) Calculated based on average shares outstanding during the year.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

32

Class C Shares
	Year Ended October 31,		March 14, 2012(a) through October 31,
	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.77	$9.81	$10.00
Income (loss) from investment operations:
Net investment loss	(.21)	(.14)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.23	3.10	(.13)
Total from investment operations	1.02	2.96	(.19)
Net asset value, end of period	$13.79	$12.77	$9.81
Total Return(c):	7.99%	30.17%	(1.90)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,723	$1,659	$593
Average net assets (000)	$4,361	$950	$300
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.35%	2.35%	2.35%	(e)
Expenses before waivers and/or expense reimbursement	2.41%	2.89%	3.85%	(e)
Net investment loss	(1.54)%	(1.26)%	(.97)%	(e)
Portfolio turnover rate	68%	70%	48%	(f)

(a) Commencement of Series.

(b) Calculated based on average shares outstanding during the year.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	33

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,		March 14, 2012(a) through October 31,
	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.99	$9.87	$10.00
Income (loss) from investment operations:
Net investment loss	(.08)	(.03)	-	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.26	3.15	(.13)
Total from investment operations	1.18	3.12	(.13)
Net asset value, end of period	$14.17	$12.99	$9.87
Total Return(c):	9.08%	31.61%	(1.30)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,504	$25,219	$15,002
Average net assets (000)	$30,965	$18,340	$14,655
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35%	1.35%	1.35%	(f)
Expenses before waivers and/or expense reimbursement	1.42%	1.89%	2.72%	(f)
Net investment loss	(.56)%	(.25)%	(.03)%	(f)
Portfolio turnover rate	68%	70%	48%	(g)

(a) Commencement of Series.

(b) Calculated based on average shares outstanding during the year.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Less than $.005 per share.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

34

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Global Opportunities Fund, a series of Prudential World Fund, Inc., (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period March 14, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2014

Prudential Jennison Global Opportunities Fund	35

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Global Opportunities Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Global Opportunities Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Jennison Global Opportunities Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Global Opportunities Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.2

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison Global Opportunities Fund is a series of Prudential World Fund, Inc.
[2]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2013 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board also recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Prudential Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2013. The Board considered that the Fund commenced operations on March 14, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Multi-Cap Growth Funds Performance Universe)3 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may

[3]

The Fund was compared to the Lipper Global Multi-Cap Growth Funds Performance Universe, although Lipper classifies the Fund in its Global Multi-Cap Core Funds Performance Universe. The Fund was compared to the Lipper Global Multi-Cap Growth Funds Performance Universe because PI believes that the funds included in the Lipper Global Multi-Cap Growth Funds Performance Universe provide a more appropriate basis for Fund performance comparisons.

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have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that Fund outperformed its benchmark index for the one-year period.
•	The Board and PI agreed to continue the existing expense cap of 1.35% (exclusive of 12b-1 fees and certain other fees) through February 28, 2015.
•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Global Opportunities Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe •
Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Global Opportunities Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GLOBAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Z
NASDAQ	PRJAX	PRJCX	PRJZX
CUSIP	743969719	743969693	743969685

MF214E    0270920-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON INTERNATIONAL OPPORTUNITIES FUND

ANNUAL REPORT • OCTOBER 31, 2014

Fund Type

International Stock

Objective

To seek long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison International Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison International Opportunities Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison International Opportunities Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	0.20%	35.91% (6/5/12)
Class C	–0.57	33.47 (6/5/12)
Class Z	0.42	36.69 (6/5/12)
MSCI All Country World Index ex-US	0.06	37.42
Lipper International Multi-Cap Core Funds Average	0.16	41.47
Lipper International Multi-Cap Growth Funds Average	0.04	37.52

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Since Inception
Class A	–4.36%	10.57% (6/5/12)
Class C	–0.46	12.48 (6/5/12)
Class Z	1.51	13.58 (6/5/12)
MSCI All Country World Index ex-US	4.77	15.08
Lipper International Multi-Cap Core Funds Average	3.95	16.17
Lipper International Multi-Cap Growth Funds Average	3.07	14.57

Average Annual Total Returns (With Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	–5.31%	10.96% (6/5/12)
Class C	–1.53	12.75 (6/5/12)
Class Z	0.42	13.87 (6/5/12)

Average Annual Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	0.20%	13.60% (6/5/12)
Class C	–0.57	12.75 (6/5/12)
Class Z	0.42	13.87 (6/5/12)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison International Opportunities Fund (Class A shares) with a similar investment in the MSCI AC World Index ex-US by portraying the initial account values at the commencement of operations for Class A shares (June 5, 2012) and the account values at the end of the current fiscal year (October 31, 2014), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Jennison International Opportunities Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

Morgan Stanley Capital International (MSCI) All Country (AC) World Index ex-US

The MSCI ACWI Index ex-US is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The MSCI ACWI ex US consists of 45 country indexes comprising 22 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

Lipper International Multi-Cap Core Funds Average

The Lipper International Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper International Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average are Funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have average characteristics compared to the MSCI EAFE Index.

Lipper International Multi-Cap Growth Funds Average

The Lipper International Multi-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper International Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average are Funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have above-average characteristics compared to the MSCI EAFE Index.

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Note: Although Lipper classifies the Fund in its International Multi-Cap Core Funds category, the Fund utilizes the Lipper International Multi-Cap Growth Funds category because the Fund’s investment manager believes that the Lipper International Multi-Cap Growth Funds category provides a more appropriate basis for Fund performance comparisons.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Averages are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
Tencent Holdings Ltd., China	4.7%
Canadian Pacific Railway Ltd., Canada	3.9
Roche Holding AG, Switzerland	3.6
Inditex SA, Spain	3.3
Alibaba Group Holding Ltd., ADR, China	3.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/14
Pharmaceuticals	19.5%
Internet Software & Services	13.9
Textiles, Apparel & Luxury Goods	7.9
Specialty Retail	4.8
Road & Rail	3.9

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison International Opportunities Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month period ended October 31, 2014, the Prudential Jennison International Opportunities Fund’s Class A shares rose 0.20%. Over the same period, the MSCI All Country World Index (the Index), excluding the United States, ticked up 0.06% while the Lipper International Multi-Cap Growth Average gained 0.04%.

What was the market environment?

•

Global equity market performance varied by region[1] in the reporting period. Economic activity in Europe, already anemic, faced new challenges stemming from Ukraine-Russia tensions. European equity markets dropped slightly over the year. China’s economic expansion moderated as the country navigated a better balance between fixed investment and consumer-led growth. A number of other key emerging market countries were hurt by a combination of slower growth, fiscal pressures, and weakening currencies. Later in the period, signs of improvement began to emerge in a small but growing number of emerging market countries with stabilizing political, fiscal, and currency situations. Japan’s efforts to stimulate growth and reform aspects of the economy showed progress, but remained a work in progress.

•

The US equity market’s double-digit advance reflected sustained improvement in the US economic outlook. Corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs. The Federal Reserve tapered its quantitative easing program, signaling confidence in the health of US economic activity and labor market conditions. US gross domestic product (GDP) contracted in early 2014, largely because of severe winter weather, before quickly rebounding.

Which holdings made the largest positive contributions to the Fund’s return?

Healthcare positions were the most significant contributors to the Fund’s returns.

•

Dublin-based specialty biopharmaceutical company Shire rose on a takeover bid. Separately, a US court ruled that certain Shire patents are valid, suggesting that generic competition for Vyvanse, Shire’s treatment for attention deficit/hyperactivity disorder, will likely be blocked until 2024.

•	Aspen Pharmacare, Africa’s largest pharmaceutical company, posted strong revenue and earnings growth. The company has generic, branded, and

[1]

Jennison regional definitions: Developed North America includes countries classified by MSCI as developed markets in North America. Developed Europe includes countries classified by MSCI as developed markets in Europe and the Middle East. Developed Asia /Pacific includes countries classified by MSCI as developed markets in Asia and Australia. Emerging Markets includes all countries classified by MSCI as emerging and frontier markets.

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over-the-counter products, and exposure to several fast-growing emerging markets. Jennison expects Aspen to realize significant advantages from recent acquisitions.

•

Denmark-based Novo Nordisk, the world leader in diabetes care, benefited from strong sales of Victoza, one of its key insulin products. A US Food and Drug Administration expert panel recommended approval of a stronger version of Victoza for the treatment of obesity. Jennison expects Novo’s diabetes product pipeline to foster long-term market share gains.

Information technology positions were likewise strong contributors to return.

•

Kyoto-based Murata Manufacturing saw strong demand from North American smartphone manufacturers and benefited from the weak yen. The company is the global leader in ceramic capacitors and filters, and high-frequency components for mobile phones. It is also diversifying into the ceramic-based wireless module business.

•

Naver operates Korea’s largest Internet portal and dominates the Korean search market. Its strength, in part, reflected interest in LINE, its mobile messenger platform, which is favored by smartphone users in Japan, Taiwan, and Thailand. LINE, with more than 300 million users, is well positioned, Jennison believes, to capitalize on global mobile Internet industry growth trends.

•	Please see “Comments on Largest Holdings” below for discussion of Tencent Holdings.

In industrials:

•	Ashtead Group rose as construction recovery in the US and UK gained momentum. The company rents construction and industrial equipment, principally in the US and UK.

•	Please see “Comments on Largest Holdings” below for discussion of Canadian Pacific Railway.

Which holdings detracted from the Fund’s return?

Faced with a challenging consumer environment, the Fund’s consumer discretionary holdings lost ground and underperformed the benchmark’s consumer companies.

•

London-based global online apparel retailer ASOS was hurt by currency-exchange issues and accelerated investment in warehouse operations and new markets, which limited near-term profit margin expansion.

Prudential Jennison International Opportunities Fund	7

Strategy and Performance Overview (continued)

•	Milan-based Yoox, a leading global luxury fashion e-commerce site, suffered from currency translation and concerns about decelerating growth in luxury goods markets.

•

Prada’s financial results were compromised as the euro strengthened and currencies of emerging markets—Prada’s greatest source of growth—weakened. Spending on marketing and production pressured near-term margins.

•

The decline in shares of Galaxy Entertainment Group and Sands China was related to slowing growth in Macao’s gross gaming revenue. Both companies own and operate casinos in Macao, the world’s largest gaming market.

In financials:

•

One of the UK’s largest transaction-only platforms, Hargreaves Lansdown, an investment firm, was affected by weakening financial market sentiment, which slowed transaction volume. In addition, fee pressures from recent banking regulations and very low interest rates in the UK hurt revenue.

In energy:

•

Oil equipment and services company Schlumberger declined on worries that declining energy prices might cause customers to curtail future spending growth as cash-flow growth slows. Jennison believes Schlumberger stands to benefit from longer-term increased industry activity, especially deepwater drilling and hydraulic fracturing, that favors its best-in-class technologies and services.

Were there significant changes to the portfolio?

Over the reporting period, the Fund’s weights increased in health care and information technology, and decreased in consumer discretionary, industrials, and consumer staples. Relative to the MSCI All Country World Index (excluding the United States), the Fund is overweight information technology, consumer discretionary, health care, and industrial, and underweight financials and materials.

By region, the Fund’s weight increased in Developed Asia/Pacific and Developed North America, and decreased in Developed Europe. The Fund is overweight Developed North America, and underweight Developed Asia/Pacific.

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Comments on Largest Holdings

4.7%	Tencent Holdings Ltd., China

Tencent Holdings is China’s largest and most visited Internet service portal. The company’s dominant position in China’s online gaming and instant messaging markets and its growing e-commerce efforts have resulted in strong fundamental performance.

3.9%	Canadian Pacific Railway Ltd., Canada

Canadian Pacific Railway operates a transcontinental rail line from Vancouver to Montreal and south to Kansas City. Its 14,700 miles of track connect with all other major North American Class I rails and support a broad array of markets, including industrial products, intermodal, coal, sulfur/fertilizers, automobiles, and forest products. Jennison believes the company’s management, which has a record of improving operations and margins at underperforming railroads, is in the early stages of a multiyear turnaround.

3.6%	Roche Holding AG, Switzerland

One of the world’s largest biotechnology companies, Roche develops, makes, and sells therapeutic and diagnostic products for cancer, transplantation, autoimmune diseases, inflammatory diseases, virology, metabolic disorders, and diseases of the central nervous system. The company has a broad, and what Jennison views as promising, immune-oncology drug pipeline. Immune-oncology therapy leverages a patient’s own immune system, which could result in more durable responses to cancers and become the backbone of cancer treatment protocols in the next decade.

3.3%	Inditex SA, Spain

Best known for its brand, Zara, Industria de Diseño Textil, or Inditex, integrates textile and fashion design, manufacturing, and distribution. Jennison believes this integration is a competitive advantage as it allows the company to shorten turnaround times and achieve greater flexibility, reducing merchandise stock and fashion risk.

3.2%	Alibaba Group Holding Ltd., ADR, China

One of the world’s largest e-commerce companies, the Alibaba Group operates e-commerce websites in Asia, including Alibaba.com, China’s largest global online wholesale platform for small businesses; Taobao Marketplace, China’s largest online retail website; Tmall.com, China’s largest online third-party platform for brands and retailers; and Web portal China Yahoo! It also provides payment, escrow, and cloud computing services. Jennison believes Alibaba, with its dominant market share, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market, which is meaningfully underpenetrated.

Prudential Jennison International Opportunities Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2014, at the beginning of the period, and held through the six-month period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison International Opportunities Fund		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,005.40	1.60%	$8.09
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class C	Actual	$1,000.00	$1,000.80	2.35%	$11.85
	Hypothetical	$1,000.00	$1,013.36	2.35%	$11.93

Class Z	Actual	$1,000.00	$1,006.10	1.35%	$6.83
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison International Opportunities Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.90%	1.60%
C	2.60	2.35
Z	1.54	1.35

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.3%

COMMON STOCKS 98.3%

Brazil 2.6%
Cielo SA	43,647	$716,734
Estacio Participacoes SA	50,813	588,536

		1,305,270

Canada 3.9%
Canadian Pacific Railway Ltd.	9,218	1,914,394

China 13.0%
Alibaba Group Holding Ltd., ADR*	16,058	1,583,319
Baidu, Inc., ADR*	4,530	1,081,628
Tencent Holdings Ltd.	142,906	2,296,824
Vipshop Holdings Ltd., ADR*	6,201	1,421,827

		6,383,598

Denmark 2.9%
Novo Nordisk A/S (Class B Stock)	31,815	1,438,125

France 1.9%
Dassault Systemes SA	14,788	937,720

Germany 7.4%
Bayer AG	10,018	1,432,790
Continental AG	6,438	1,268,065
Wirecard AG	26,321	944,377

		3,645,232

Hong Kong 0.9%
Galaxy Entertainment Group Ltd.	66,046	451,616

Indonesia 2.0%
PT Bank Mandiri (Persero) Tbk	813,211	698,429
PT Tower Bersama Infrastructure Tbk	325,848	239,971
PT Tower Bersama Infrastructure Tbk, 144A(a)	72,770	53,591

		991,991

Ireland 1.6%
Shire PLC	11,527	773,423

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	13

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Italy 7.5%
Anima Holding SpA*	53,675	$251,261
Anima Holding SpA, 144A*(a)	46,949	219,775
Azimut Holding SpA	39,784	931,186
Brembo SpA	10,175	337,417
Brunello Cucinelli SpA	18,252	369,827
Luxottica Group SpA	22,007	1,122,525
Moncler SpA	28,988	402,332
Moncler SpA, 144A(a)	3,339	46,343

		3,680,666

Japan 9.2%
Fuji Heavy Industries Ltd.	30,908	1,028,716
Minebea Co. Ltd.	56,122	769,008
Murata Manufacturing Co. Ltd.	11,451	1,286,640
Nidec Corp.	7,196	475,459
Pigeon Corp.	15,591	971,902

		4,531,725

Mexico 2.9%
Alfa SAB de CV (Class A Stock)	282,986	903,412
Alsea SAB de CV*	141,972	445,011
Alsea SAB de CV, 144A*(a)	23,432	73,448

		1,421,871

Philippines 1.6%
Universal Robina Corp.	194,612	806,124

South Africa 2.7%
Aspen Pharmacare Holdings Ltd.	36,068	1,288,572
Aspen Pharmacare Holdings Ltd., 144A(a)	1,095	39,120

		1,327,692

South Korea 2.5%
NAVER Corp.	1,752	1,239,754

Spain 3.3%
Inditex SA	57,395	1,614,697

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Sweden 3.2%
Assa Abloy AB (Class B Stock)	18,927	$1,004,732
Hexagon AB (Class B Stock)	17,521	591,257

		1,595,989

Switzerland 5.4%
Novartis AG	9,649	895,455
Roche Holding AG	6,055	1,786,840

		2,682,295

Thailand 3.7%
CP ALL PCL	536,386	749,326
Home Product Center PCL	2,552,003	728,696
Minor International PCL	313,280	334,249

		1,812,271

United Kingdom 11.0%
ARM Holdings PLC	70,039	991,563
Ashtead Group PLC	47,967	803,647
BTG PLC*	41,928	506,814
Burberry Group PLC	47,596	1,169,598
Just Eat PLC*	45,342	223,112
Just Eat PLC, 144A*(a)	79,394	390,671
St. James’s Place PLC	112,422	1,344,257

		5,429,662

United States 9.1%
Jazz Pharmaceuticals PLC*	8,598	1,451,686
Michael Kors Holdings Ltd.*	9,416	740,004
Schlumberger Ltd.	12,200	1,203,652
Stratasys Ltd.*	8,955	1,077,824

		4,473,166

TOTAL COMMON STOCKS (cost $43,898,532)		48,457,281

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	15

Portfolio of Investments

as of October 31, 2014 continued

Description	Units	Value (Note 1)
WARRANTS*

Thailand
Minor International PCL (Thailand), expiring 12/31/2017 (original cost $0; purchased 10/16/2014)(a)(b) (cost $0)	15,664	$—

TOTAL LONG-TERM INVESTMENTS (cost $43,898,532)		48,457,281

	Shares
SHORT-TERM INVESTMENT 1.8%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $883,730; Note 3)(c)	883,730	883,730

TOTAL INVESTMENTS 100.1% (cost $44,782,262; Note 5)		49,341,011
Liabilities in excess of other assets (0.1)%		(47,258)

NET ASSETS 100.0%		$49,293,753

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	Indicates a security or securities that has been deemed illiquid.
(b)	Indicates a restricted security; the aggregate original cost of the restricted securities is $0. The aggregate value of $0 is approximately 0.0% of net assets.
(c)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

16

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Brazil	$1,305,270	$—	$—
Canada	1,914,394	—	—
China	4,086,774	2,296,824	—
Denmark	—	1,438,125	—
France	—	937,720	—
Germany	—	3,645,232	—
Hong Kong	—	451,616	—
Indonesia	239,971	752,020	—
Ireland	—	773,423	—
Italy	—	3,680,666	—
Japan	—	4,531,725	—
Mexico	1,348,423	73,448	—
Philippines	—	806,124	—
South Africa	—	1,327,692	—
South Korea	—	1,239,754	—
Spain	—	1,614,697	—
Sweden	—	1,595,989	—
Switzerland	—	2,682,295	—
Thailand	—	1,812,271	—
United Kingdom	223,112	5,206,550	—
United States	4,473,166	—	—
Warrants
Thailand	—	—	—
Affiliated Money Market Mutual Fund	883,730	—	—

Total	$14,474,840	$34,866,171	$—

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	17

Portfolio of Investments

as of October 31, 2014 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2014 was as follows (Unaudited):

Pharmaceuticals	19.5%
Internet Software & Services	13.9
Textiles, Apparel & Luxury Goods	7.9
Specialty Retail	4.8
Road & Rail	3.9
Electronic Equipment, Instruments & Components	3.8
IT Services	3.3
Auto Components	3.3
Internet & Catalog Retail	2.9
Capital Markets	2.8
Insurance	2.7
Hotels, Restaurants & Leisure	2.7
Energy Equipment & Services	2.4
Technology Hardware, Storage & Peripherals	2.2
Automobiles	2.1
Building Products	2.0
Semiconductors & Semiconductor Equipment	2.0%
Household Products	2.0
Software	1.9
Industrial Conglomerates	1.8
Affiliated Money Market Mutual Fund	1.8
Food Products	1.6
Trading Companies & Distributors	1.6
Machinery	1.5
Food & Staples Retailing	1.5
Banks	1.4
Diversified Consumer Services	1.2
Electrical Equipment	1.0
Wireless Telecommunication Services	0.6

100.1
Liabilities in excess of other assets	(0.1)

100.0%

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The fair value of derivative instruments was $0. There was no impact to financial performance in the Statement of Assets and Liabilities and Statement of Operations.

See Notes to Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2014

Prudential Jennison International Opportunities Fund

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value:
Unaffiliated Investments (cost $43,898,532)	$48,457,281
Affiliated Investments (cost $883,730)	883,730
Foreign currency, at value (cost $3,833)	3,833
Tax reclaim receivable	26,970
Dividends receivable	19,982
Receivable for Series shares sold	1,524
Prepaid expenses	727

Total assets	49,394,047

Liabilities
Accrued expenses	83,661
Management fee payable	15,600
Distribution fee payable	724
Affiliated transfer agent fee payable	309

Total liabilities	100,294

Net Assets	$49,293,753

Net assets were comprised of:
Common stock, at par	$37,560
Paid-in capital in excess of par	46,168,154

46,205,714
Accumulated net investment loss	(36,463)
Accumulated net realized loss on investment and foreign currency transactions	(1,431,290)
Net unrealized appreciation on investments and foreign currencies	4,555,792

Net assets, October 31, 2014	$49,293,753

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($1,833,162 ÷ 140,413 shares of common stock issued and outstanding)	$13.06
Maximum sales charge (5.50% of offering price)	0.76

Maximum offering price to public	$13.82

Class C
Net asset value, offering price and redemption price per share ($464,640 ÷ 36,233 shares of common stock issued and outstanding)	$12.82

Class Z
Net asset value, offering price and redemption price per share ($46,995,951 ÷ 3,579,373 shares of common stock issued and outstanding)	$13.13

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	21

Statement of Operations

Year Ended October 31, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $49,871)	$491,399
Affiliated dividend income	2,205

Total income	493,604

Expenses
Management fee	365,963
Distribution fee—Class A	4,401
Distribution fee—Class C	3,616
Custodian’s fees and expenses	104,000
Registration fees	42,000
Audit fee	26,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500)	19,000
Shareholders’ reports	16,000
Legal fees and expenses	15,000
Directors’ fees	13,000
Insurance expenses	1,000
Miscellaneous	26,112

Total expenses	636,092
Less: Expense reimbursement	(79,043)
Distribution fee waiver—Class A	(733)

Net expenses	556,316

Net investment loss	(62,712)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(1,428,795)
Foreign currency transactions	(22,727)

(1,451,522)

Net change in unrealized appreciation (depreciation) on:
Investments	1,190,362
Foreign currencies	(3,994)

1,186,368

Net loss on investment and foreign currency transactions	(265,154)

Net Decrease In Net Assets Resulting From Operations	$(327,866)

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$(62,712)	$16,861
Net realized gain (loss) on investment and foreign currency transactions	(1,451,522)	734,198
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,186,368	1,933,930

Net increase (decrease) in net assets resulting from operations	(327,866)	2,684,989

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	—	(532)
Class C	—	(54)
Class Z	—	(56,371)

	—	(56,957)

Distributions from net realized gains
Class A	(37,150)	—
Class C	(8,564)	—
Class Z	(594,595)	—

	(640,309)	—

Series share transactions (Note 6)
Net proceeds from shares sold	34,825,121	3,196,495
Net asset value of shares issued in reinvestment of dividends and distributions	625,061	56,957
Cost of shares reacquired	(2,744,792)	(392,418)

Net increase in net assets from Series share transactions	32,705,390	2,861,034

Total increase	31,737,215	5,489,066

Net Assets:
Beginning of year	17,556,538	12,067,472

End of year	$49,293,753	$17,556,538

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	23

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of seven series: Prudential Jennison International Opportunities Fund (the “Series”), Prudential Jennison Global Infrastructure Fund, Prudential International Equity Fund, Prudential International Value Fund, Prudential Jennison Global Opportunities Fund, Prudential Emerging Markets Debt Local Currency Fund and Prudential Jennison Emerging Markets Equity Fund. These financial statements relate to the Prudential Jennison International Opportunities Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on June 5, 2012.

The investment objective of the Series is to seek long-term growth of capital.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

24

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Jennison International Opportunities Fund	25

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly,

26

these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Series holds such warrants and rights as long positions until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Prudential Jennison International Opportunities Fund	27

Notes to Financial Statements

continued

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .90% of the Series’ average daily net assets.

PI has contractually agreed through February 29, 2016 to limit net annual Series operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) to each class of shares to 1.35% of the Series’ average daily net assets.

28

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through February 29, 2016.

PIMS has advised the Series that it has received $26,806 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2014. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2014, it has received $188 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Prudential Jennison International Opportunities Fund	29

Notes to Financial Statements

continued

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2014 were $56,215,291 and $24,588,065, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2014, the adjustments were to decrease accumulated net investment loss by $28,238, decrease accumulated net realized loss on investment and foreign currency transactions by $31,498 and decrease paid-in capital in excess of par by $59,736 primarily due to the difference between certain transactions involving foreign currencies, reclassification of distributions and net operating losses. Net investment loss, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $451,314 of ordinary income and $188,995 of long-term capital gain. For the year ended October 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $56,957 of ordinary income.

As of October 31, 2014, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$44,792,461	$6,144,308	$(1,595,758)	$4,548,550	$(2,952)	$4,545,598

30

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2014 of approximately $1,421,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat certain late-year ordinary income losses of approximately $36,000 as having been incurred in the following fiscal year (October 31, 2015).

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefits plans. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of capital stock.

At October 31, 2014, Prudential Financial, Inc. through its affiliates owned 1,041 Class C shares and 1,041,033 Class Z shares of the Series.

Prudential Jennison International Opportunities Fund	31

Notes to Financial Statements

continued

There are 600 million shares of common stock, $.01 par value per share, divided into three classes, designated Class A, Class C and Class Z common stock, each of which consists of 200 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	93,987	$1,237,390
Shares issued in reinvestment of dividends and distributions	2,534	33,628
Shares reacquired	(21,896)	(286,332)

Net increase (decrease) in shares outstanding	74,625	$984,686

Year ended October 31, 2013:
Shares sold	65,533	$824,730
Shares issued in reinvestment of dividends and distributions	45	532
Shares reacquired	(8,111)	(101,961)

Net increase (decrease) in shares outstanding	57,467	$723,301

Class C
Year ended October 31, 2014:
Shares sold	25,563	$337,317
Shares issued in reinvestment of dividends and distributions	627	8,234
Shares reacquired	(3,468)	(43,798)

Net increase (decrease) in shares outstanding	22,722	$301,753

Year ended October 31, 2013:
Shares sold	13,478	$171,150
Shares issued in reinvestment of dividends and distributions	5	54
Shares reacquired	(985)	(12,138)

Net increase (decrease) in shares outstanding	12,498	$159,066

Class Z
Year ended October 31, 2014:
Shares sold	2,499,565	$33,250,414
Shares issued in reinvestment of dividends and distributions	43,784	583,199
Shares reacquired	(180,716)	(2,414,662)

Net increase (decrease) in shares outstanding	2,362,633	$31,418,951

Year ended October 31, 2013:
Shares sold	177,162	$2,200,615
Shares issued in reinvestment of dividends and distributions	4,798	56,371
Shares reacquired	(22,112)	(278,319)

Net increase (decrease) in shares outstanding	159,848	$1,978,667

32

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series did not utilize the SCA during the year ended October 31, 2014.

Prudential Jennison International Opportunities Fund	33

Financial Highlights

Class A Shares
	Year Ended October 31,		June 5, 2012(a) through October 31,
	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.51	$11.30	$10.00
Income (loss) from investment operations:
Net investment loss	(.06)	(.01)	(.01)
Net realized and unrealized gain on investment transactions	.09	2.27	1.31
Total from investment operations	.03	2.26	1.30
Less Dividends and Distributions:
Dividends from net investment income	-	(.05)	-
Distributions from net realized gains	(.48)	-	-
Total dividends and distributions	(.48)	(.05)	-
Net asset value, end of period	$13.06	$13.51	$11.30
Total Return(c):	.20%	20.04%	13.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,833	$889	$94
Average net assets (000)	$1,467	$356	$32
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.60%	1.60%	1.60%	(e)
Expenses before waivers and/or expense reimbursement	1.90%	3.16%	4.42%	(e)
Net investment loss	(.48)%	(.08)%	(.61)%	(e)
Portfolio turnover rate	61%	86%	28%	(f)

(a) Commencement of Series.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

34

Class C Shares
	Year Ended October 31,		June 5, 2012(a) through October 31,
	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.37	$11.27	$10.00
Income (loss) from investment operations:
Net investment loss	(.16)	(.14)	(.05)
Net realized and unrealized gain on investment transactions	.09	2.29	1.32
Total from investment operations	(.07)	2.15	1.27
Less Dividends and Distributions:
Dividends from net investment income	-	(.05)	-
Distributions from net realized gains	(.48)	-	-
Total dividends and distributions	(.48)	(.05)	-
Net asset value, end of period	$12.82	$13.37	$11.27
Total Return(c):	(.57)%	19.11%	12.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$465	$181	$11
Average net assets (000)	$362	$38	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.35%	2.35%	2.35%	(e)
Expenses before waivers and/or expense reimbursement	2.60%	4.09%	5.29%	(e)
Net investment loss	(1.21)%	(1.12)%	(1.16)%	(e)
Portfolio turnover rate	61%	86%	28%	(f)

(a) Commencement of Series.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	35

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,		June 5, 2012(a) through October 31,
	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.55	$11.32	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.02)	.02	(.01)
Net realized and unrealized gain on investment transactions	.08	2.26	1.33
Total from investment operations	.06	2.28	1.32
Less Dividends and Distributions:
Dividends from net investment income	-	(.05)	-
Distributions from net realized gains	(.48)	-	-
Total dividends and distributions	(.48)	(.05)	-
Net asset value, end of period	$13.13	$13.55	$11.32
Total Return(c):	.42%	20.24%	13.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$46,996	$16,487	$11,962
Average net assets (000)	$38,835	$13,938	$11,061
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35%	1.35%	1.35%	(e)
Expenses before waivers and/or expense reimbursement	1.54%	2.73%	4.28%	(e)
Net investment income (loss)	(.13)%	.13%	(.17)%	(e)
Portfolio turnover rate	61%	86%	28%	(f)

(a) Commencement of Series.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

36

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison International Opportunities Fund, a series of Prudential World Fund, Inc., (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period June 5, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2014

Prudential Jennison International Opportunities Fund	37

Tax Information

(Unaudited)

For the year ended October 31, 2014, the Series reports 38.07% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

We are advising that during the fiscal year ended October 31, 2014, the Series reported the maximum amount per share, but not less than $0.15 per share for classes A, C, and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2014.

38

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison International Opportunities Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison International Opportunities Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Jennison International Opportunities Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison International Opportunities Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.2

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to

[1]	Prudential Jennison International Opportunities Fund is a series of Prudential World Fund, Inc.
[2]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it

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received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2013 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board also recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s

Prudential Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2013. The Board considered that the Fund commenced operations on June 5, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper International Multi-Cap Growth Funds Performance Universe)3 and the Peer Group were objectively

[3]

The Fund was compared to the Lipper International Multi-Cap Growth Funds Performance Universe, although Lipper classifies the Fund in its International Multi-Cap Core Funds Performance Universe. The Fund was compared to the Lipper International Multi-Cap Growth Funds Performance Universe because PI believes that the funds included in the Lipper International Multi-Cap Growth Funds Performance Universe provide a more appropriate basis for Fund performance comparisons.

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determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that Fund outperformed its benchmark index for the one-year period.
•	The Board and PI agreed to continue the existing expense cap of 1.35% (exclusive of 12b-1 fees and certain other fees) through February 28, 2015.
•

The Board concluded that, in light of the Fund’s competitive performance against its benchmark and Peer Universe, and its recent inception date, it would be in the best interests of the Fund and its shareholders to renew the agreements to allow the subadviser to develop a performance record against which performance could be evaluated.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison International Opportunities Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison International Opportunities Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON INTERNATIONAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Z
NASDAQ	PWJAX	PWJCX	PWJZX
CUSIP	743969677	743969669	743969651

MF215E    0270921-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON GLOBAL INFRASTRUCTURE FUND

ANNUAL REPORT • OCTOBER 31, 2014

Fund Type

Sector Stock

Objective

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Global Infrastructure Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks.

We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Global Infrastructure Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Global Infrastructure Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	22.67%	27.83% (9/25/13)
Class C	21.76	26.75 (9/25/13)
Class Z	22.91	28.07 (9/25/13)
S&P Global Infrastructure Index	13.36	17.69
S&P 500 Index	17.24	22.62
Lipper Global Infrastructure Funds Average	14.24	19.07

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Since Inception
Class A	20.25%	19.79% (9/25/13)
Class C	25.40	25.69 (9/25/13)
Class Z	27.49	26.89 (9/25/13)
S&P Global Infrastructure Index	15.80	15.80
S&P 500 Index	19.70	19.70
Lipper Global Infrastructure Funds Average	16.67	16.67

Average Annual Total Returns (With Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	15.93%	18.73% (9/25/13)
Class C	20.76	24.04 (9/25/13)
Class Z	22.91	25.21 (9/25/13)

Average Annual Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	22.67%	24.99% (9/25/13)
Class C	21.76	24.04 (9/25/13)
Class Z	22.91	25.21 (9/25/13)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the S&P Global Infrastructure Index by portraying the initial account values at the commencement of operations of Class A shares (September 25, 2013) and the account values at the end of the current fiscal year (October 31, 2014), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Jennison Global Infrastructure Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

S&P Global Infrastructure Index

The S&P Global Infrastructure Index is an unmanaged index that consists of 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices have performed in the United States.

Lipper Global Infrastructure Funds Average

The Lipper Global Infrastructure Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Global Infrastructure Funds category for the periods noted. The Lipper Average invests primarily in equity securities of domestic and foreign companies engaged in an infrastructure industry, including but not limited to transportation, communication, and waste management.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
Groupe Eurotunnel SA, Transportation Infrastructure	3.0%
Atlantia SpA, Transportation Infrastructure	2.9
Targa Resources Corp., Oil, Gas & Consumable Fuels	2.4
Ferrovial SA, Construction & Engineering	2.3
Huadian Fuxin Energy Corp. Ltd., Independent Power & Renewable Electricity Producers	2.3

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/14
Oil, Gas & Consumable Fuels	29.3%
Transportation Infrastructure	11.8
Electric Utilities	11.0
Independent Power & Renewable Electricity Producers	10.2
Multi-Utilities	7.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Global Infrastructure Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Global Infrastructure Fund’s Class A shares returned 22.67% for the 12-month reporting period ended October 31, 2014, outperforming the 13.36% return of the S&P Global Infrastructure Index, and the 14.24% return of the Lipper Global Infrastructure Funds Average.

What was the market environment like for stocks during the period?

•

The US equity markets double-digit advance in the 12 months ended October 31, 2014, reflected sustained improvement in the US economic outlook. Corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs. US gross domestic product (GDP) contracted in early 2014, largely because of severe winter weather, before quickly rebounding.

•	China’s expansion moderated as the country navigated a better balance between fixed investment and consumer-led growth.

•

A number of other key emerging market countries were hurt by a combination of slower growth, fiscal pressures, and weakening currencies. Later in the period, there were signs of improvement in a small but growing number of emerging market countries with stabilizing political, fiscal, and currency situations.

•	The Federal Reserve tapered its quantitative easing program, signaling confidence in the health of US economic activity and labor market conditions.

Which holdings made the largest positive contributions to the Fund’s return?

The Fund’s leading contributors predominately stemmed from the energy and utilities sectors during the period. Among oil, gas, and consumable fuels companies, Targa Resources topped the list, with other noteworthy contributors including Cheniere Energy and Phillips 66 Partners. Canadian Pacific Railway from the industrial sector and Huadian Fuxin Energy Corp. from the utilities sector also helped performance during the period.

•

Targa Resources enjoyed a steady upward trend. The shares suddenly spiked in mid-June on reports of a pending acquisition by Energy Transfer Equity. In October, heightened volatility in oil prices caused Targa’s shares to drop, but they have since rebounded. Jennison likes Targa for its fundamentals and regards it as having one of the best natural gas liquids footprints along the Gulf Coast, as well as leading positions in the Permian and Bakken shale formations. Jennison continues to believe the company’s strong backlog of projects ($1.5+ billion of potential opportunities for 2015 and beyond) should support potential double-digit dividend growth.

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•

Cheniere Energy rose steadily during the period despite a drop in October, likely resulting from the heightened energy sector volatility. Jennison believes the company has a first-mover advantage in the US liquid natural gas (LNG) export opportunity as it moves toward becoming the first large-scale LNG exporter from the US in late 2015. The company is in the process of investing over $30 billion to develop liquefaction and purification facilities, which Jennison believes will produce fixed fee “take or pay” revenue, giving the company the ability to produce substantial free cash flow that can either be reinvested or paid out to investors.

•

Units of master limited partnership (MLP) Phillips 66 Partners rose steadily during the period, despite the pullback in July and October, perhaps reflecting the heightened sector volatility. The company’s parent, Phillips 66, has provided unparalleled support as it continues to grow its midstream (processing and transportation) backlog and incubate projects, which should lead to potential dropdowns (when the parent company sells assets to the MLP) for the company and result in additional growth.

Which holdings detracted most from the Fund’s return?

The major overall detractors came from the industrials sector, where positions in Brazil-based transportation infrastructure holding company CCR S.A., Grana y Montero SAA, and East Japan Railway Company all detracted from performance.

•

Shares of CCR S.A., a Brazilian-based transportation infrastructure holding company, detracted from performance during the period. Concerns around the Brazilian elections and the prospects of an economic turnaround in the country further down the road caused the Fund to reduce its Brazilian exposure and exit the position.

•

Peruvian-based construction & engineering holding company Graña y Montero fell during the period, due, in part, to the potential impact of copper market weakness on mining in Peru. (Copper prices suffered a precipitous drop in March, falling to their lowest level in three-and-a-half years, largely on concerns over slowing growth in China.) Jennison’s concerns over the country’s exposure to natural resources, the company’s failure to win a large-scale passenger transit project, along with macroeconomic concerns, caused the Fund to exit the position during the period.

•

A position in the East Japan Railway Company was closed over concerns whether Prime Minister Shinzo Abe’s economic plans would be enough to stimulate the Japanese economy. Additionally, Japan’s tax hike in April and Jennison’s sentiment that “Abenomics” was moving much slower than initially anticipated prompted the Fund to exit the position and take profits.

Prudential Jennison Global Infrastructure Fund	7

Strategy and Performance Overview (continued)

Were there significant changes to the Fund?

The Fund scaled back its positions in industrials in favor of sectors such as energy, with greater exposure to what Jennison believes is an opportunity within the “energy renaissance” occurring in the US. The Fund increased its exposure to the energy sector, specifically in midstream infrastructure companies.

The Fund added or exited individual positions based on company fundamentals and a stock’s risk-reward characteristics. Significant positions established included Cheniere Energy Partners LP, Veolia Environment SA, Edison International, and industrials company China CNR. Positions in Aurizon Holdings and Grana y Montero SAA were eliminated, while the Fund reduced its positions in utilities company Drax Group.

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Comments on Largest Holdings

3.0%	Groupe Eurotunnel SA, Transportation Infrastructure

Groupe Eurotunnel SA is a holding company that engages in the fields of infrastructure management and transport operations. The company owns and operates the Channel Tunnel (or Chunnel) beneath the English Channel. It has exposure to the railway system providing passenger and freight transport between continental Europe and the UK. With longer-term plans to expand the Eurotunnel/Eurostar routes to Germany and the Netherlands, the company has a good growth trajectory for generating significant free cash flow, in Jennison’s opinon.

2.9%	Atlantia SpA , Transportation Infrastructure

Atlantia SpA, an Italian-based infrastructure holding company with its subsidiaries, engages in the construction, maintenance, and operation of toll roads and tunnels mainly in Italy, but also in Brazil, Chile, India, Poland, and the United States. In mid-February, Moody’s Investor Services announced a change in its outlook for Atlantia from negative to stable, citing not only the improving economy, but also the company’s strong business and financial risk profile. Jennison continues to view Atlantia as an attractive pure-play European toll operator, with smaller stakes in fast-growing markets in Latin America and elsewhere. Jennison sees continued upside potential for the stock from a sustained recovery in traffic on Italian toll roads.

2.4%	Targa Resources, Corp., Oil, Gas & Consumable Fuels

See discussion of Targa resources in the commentary section.

2.3%	Ferrovial, SA, Construction & Engineering

Ferrovial SA, a Spanish-based infrastructure and construction company, operates and runs infrastructure-related assets and services around the globe. It operates through its construction, services, toll roads, and airports segments. Jennison continues to see Ferrovial’s two most attractive assets as Canada’s 407 ETR (express toll route), just north of Toronto, and BAA (British Airports Authority). Both, in Jennison’s opinion, have a favorable regulatory environment and good long-term growth prospects.

2.3%	Huadian Fuxin Energy Corp. Ltd., Independent Power & Renewable

Electricity Producers

Chinese clean energy company Huadian Fuxin Energy (known as Fuxin), along with its subsidiaries, develops, manages, and operates a complementary portfolio of power generation assets, which include not only wind and solar, but also hydro, nuclear, and biomass projects, as well as some coal-fired plants. With a supportive macroeconomic backdrop for clean energy stocks, China continues to clean up its environment and Jennison sees the company poised for strong growth.

Prudential Jennison Global Infrastructure Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2014, at the beginning of the period, and held through the initial fiscal period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider

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the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Global Infrastructure Fund		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,081.40	1.50%	$7.87
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Class C	Actual	$1,000.00	$1,078.00	2.25%	$11.78
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Class Z	Actual	$1,000.00	$1,083.10	1.25%	$6.56
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Global Infrastructure Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.95%	1.50%
C	2.70	2.25
Z	2.08	1.25

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.0%

COMMON STOCKS

Australia 4.9%
APA Group	36,900	$256,542
Asciano Ltd.	180,889	1,000,584
Spotless Group Holdings Ltd.*, 144A	89,870	152,059
Spotless Group Holdings Ltd.*	204,872	346,642
Transurban Group, 144A	9,747	69,808
Transurban Group	95,050	680,741

		2,506,376

Bermuda 1.2%
Teekay Corp.	10,523	615,175

Brazil 0.4%
Alupar Investimento SA, UTS	27,294	200,362

Canada 7.8%
AltaGas Ltd.	12,218	504,092
Canadian Pacific Railway Ltd.	5,542	1,152,754
Enbridge, Inc.	9,576	453,519
Pembina Pipeline Corp.	5,616	232,727
Secure Energy Services, Inc.	23,218	429,936
Veresen, Inc.	39,845	625,401
Westshore Terminals Investment Corp.	19,381	590,690

		3,989,119

China 7.4%
Beijing Enterprises Water Group Ltd.*	688,371	492,871
China CNR Corp. Ltd. (Class H Stock)*, 144A	416,039	412,530
China CNR Corp. Ltd. (Class H Stock)*	617,654	612,444
China Longyuan Power Group Corp. (Class H Stock)	644,089	686,848
Huadian Fuxin Energy Corp. Ltd. (Class H Stock)	2,065,112	1,188,148
Shenzhen Expressway Co. Ltd. (Class H Stock)	591,488	378,419

		3,771,260

France 4.9%
Groupe Eurotunnel SA	120,076	1,517,668
Suez Environnement Co.	28,516	480,417
Veolia Environnement SA	31,980	531,149

		2,529,234

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	13

Portfolio of Investments

as of October 31, 2014 (continued)

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Germany 0.8%
Fraport AG Frankfurt Airport Services Worldwide	6,520	$403,983

Italy 4.9%
Atlantia SpA	62,265	1,470,524
Enel SpA	131,030	669,552
Telecom Italia SpA*	312,322	353,948

		2,494,024

Japan 2.0%
Nippon Prologis REIT, Inc., 144A	42	97,461
Nippon Prologis REIT, Inc.	390	904,989

		1,002,450

Mexico 2.2%
Infraestructura Energetica Nova SAB de CV	88,813	541,864
Promotora y Operadora de Infraestructura SAB de CV*	43,926	605,904

		1,147,768

New Zealand 2.3%
Auckland International Airport Ltd.	114,782	347,009
Meridian Energy Ltd., 144A	71,425	92,134
Meridian Energy Ltd.	555,522	716,586

		1,155,729

Portugal 0.7%
EDP - Energias de Portugal SA, 144A	2,143	9,222
EDP - Energias de Portugal SA	80,971	348,444

		357,666

South Korea 1.7%
Korea Electric Power Corp., ADR	40,752	890,839

Spain 3.6%
Abengoa Yield PLC*	19,927	647,627
Ferrovial SA	58,315	1,192,252

		1,839,879

Switzerland 1.1%
Flughafen Zuerich AG	888	565,850

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom 3.2%
Drax Group PLC	56,303	$535,720
Liberty Global PLC (Class C Stock)*	13,753	611,596
National Grid PLC, ADR	6,799	505,778

		1,653,094

United States 47.9%
American Tower Corp., REIT	5,101	497,347
American Water Works Co., Inc.	10,189	543,787
Calpine Corp.*	23,296	531,615
Charter Communications, Inc. (Class A Stock)*	3,759	595,388
Cheniere Energy Partners LP Holdings LLC	24,508	592,113
Cheniere Energy, Inc.*	10,495	787,125
CMS Energy Corp.	7,646	249,795
Dominion Midstream Partners LP, MLP*	12,330	368,050
Dominion Resources, Inc.	9,522	678,919
Edison International	15,517	971,054
Energy Transfer Equity LP, MLP	20,053	1,170,293
EnLink Midstream LLC	11,387	431,567
EQT Midstream Partners LP, MLP	11,971	1,060,391
Exelon Corp.	16,204	592,904
Kinder Morgan, Inc.	16,321	631,623
Kirby Corp.*	4,841	535,318
MPLX LP, MLP	14,879	992,132
NextEra Energy, Inc.	7,527	754,356
NiSource, Inc.	17,172	722,254
NRG Energy, Inc.	16,732	501,625
NRG Yield, Inc. (Class A Stock)	23,416	1,170,098
ONEOK, Inc.	8,224	484,723
Phillips 66 Partners LP, MLP	13,225	921,650
Plains GP Holdings LP, MLP (Class A Stock)	22,632	649,086
SBA Communications Corp. (Class A Stock)*	10,196	1,145,317
SemGroup Corp. (Class A Stock)	13,360	1,025,380
Sempra Energy	7,334	806,740
Shell Midstream Partners LP, MLP	15,337	516,704
SunEdison, Inc.*	22,930	447,364
Targa Resources Corp.	9,520	1,224,558
Union Pacific Corp.	5,985	696,953
Vivint Solar, Inc.	22,991	323,713
Western Gas Equity Partners LP, MLP	10,702	660,527
Westlake Chemical Partners LP, MLP*	4,971	149,876

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	15

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United States (cont’d.)
Williams Cos., Inc. (The)	19,543	$1,084,832

		24,515,177

TOTAL LONG-TERM INVESTMENTS (cost $45,742,194)		49,637,985

SHORT-TERM INVESTMENT 3.3%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,667,960) (Note 3)(a)	1,667,960	1,667,960

TOTAL INVESTMENTS 100.3% (cost $47,410,154; Note 5)		51,305,945
Liabilities in excess of other assets (0.3)%		(162,553)

NET ASSETS 100.0%		$51,143,392

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

MLP—Master Limited Partnership

REIT—Real Estate Investment Trust

UTS—Unit Trust Security

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

16

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$2,506,376	$—
Bermuda	615,175	—	—
Brazil	200,362	—	—
Canada	3,989,119	—	—
China	—	2,746,286	1,024,974
France	—	2,529,234	—
Germany	—	403,983	—
Italy	—	2,494,024	—
Japan	—	1,002,450	—
Mexico	1,147,768	—	—
New Zealand	—	1,155,729	—
Portugal	—	357,666	—
South Korea	890,839	—	—
Spain	647,627	1,192,252	—
Switzerland	—	565,850	—
United Kingdom	1,117,374	535,720	—
United States	24,515,177	—	—
Affiliated Money Market Mutual Fund	1,667,960	—	—

Total	$34,791,401	$15,489,570	$1,024,974

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock
Balance as of 10/31/13	$—
Accrued discount/premium	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	191,697
Purchases	833,277
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 10/31/14	$1,024,974

*	Of which, $191,697 was included in Net Assets relating to securities held at the reporting period end.

Prudential Jennison Global Infrastructure Fund	17

Portfolio of Investments

as of October 31, 2014 continued

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of compariable U.S. Government and other securities using fixed income securities valuation model.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2014 was as follows (Unaudited):

Oil, Gas & Consumable Fuels	29.3%
Transportation Infrastructure	11.8
Electric Utilities	11.0
Independent Power & Renewable Electricity Producers	10.2
Multi-Utilities	7.7
Road & Rail	5.6
Construction & Engineering	3.5
Affiliated Money Market Mutual Fund	3.3
Real Estate Investment Trusts (REITs)	3.0
Media	2.4
Wireless Telecommunication Services	2.2
Water Utilities	2.1
Machinery	2.0%
Gas Utilities	1.5
Marine	1.0
Commercial Services & Supplies	1.0
Semiconductors & Semiconductor Equipment	0.9
Energy Equipment & Services	0.8
Diversified Telecommunication Services	0.7
Chemicals	0.3

100.3
Liabilities in excess of other assets	(0.3)

100.0%

See Notes to Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2014

Prudential Jennison Global Infrastructure Fund

Statement of Assets and Liabilities

as of October 31, 2014

Assets
Investments at value:
Unaffiliated investments (cost $45,742,194)	$49,637,985
Affiliated investments (cost $1,667,960)	1,667,960
Cash	4,798
Foreign currency, at value (cost $4)	4
Receivable for Fund shares sold	524,905
Dividends receivable	66,620
Tax reclaim receivable	15,204
Prepaid expenses	660

Total assets	51,918,136

Liabilities
Payable for investments purchased	465,368
Payable for Fund shares reacquired	202,422
Accrued expenses	64,978
Management fee payable	34,506
Distribution fee payable	6,062
Affiliated transfer agent fee payable	1,408

Total liabilities	774,744

Net Assets	$51,143,392

Net assets were comprised of:
Common stock, at par	$40,534
Paid-in capital in excess of par	47,415,998

47,456,532
Undistributed net investment income	12,100
Accumulated net realized loss on investment and foreign currency transactions	(219,682)
Net unrealized appreciation on investments and foreign currencies	3,894,442

Net assets, October 31, 2014	$51,143,392

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share, ($15,521,019 ÷ 1,229,874 shares of common stock issued and outstanding)	$12.62
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price to public	$13.35

Class C
Net asset value, offering price and redemption price per share, ($3,834,784 ÷ 304,897 shares of common stock issued and outstanding)	$12.58

Class Z
Net asset value, offering price and redemption price per share, ($31,787,589 ÷ 2,518,603 shares of common stock issued and outstanding)	$12.62

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	21

Statement of Operations

Year Ended October 31, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $45,051)	$744,334
Affiliated dividend income	1,797
Interest income	84

Total income	746,215

Expenses
Management fee	261,266
Distribution fee—Class A	14,717
Distribution fee—Class C	11,040
Custodian’s fees and expenses	81,000
Registration fees	44,000
Legal fees and expenses	36,000
Reports to shareholders	30,000
Audit fee	24,000
Transfer agent’s fees and expenses (including affiliated expense of $3,600)	14,000
Directors’ fees	13,000
Insurance fees	1,000
Miscellaneous	14,928

Total expenses	544,951
Less: Management fee waivers and/or expense reimbursements	(192,613)
Distribution fee waiver—Class A	(2,453)

Net expenses	349,885

Net investment income	396,330

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized loss on:
Investment transactions	(297,968)
Foreign currency transactions	(10,976)

(308,944)

Net change in unrealized appreciation (depreciation) on:
Investments	3,689,865
Foreign currencies	(1,319)

3,688,546

Net gain on investments and foreign currencies	3,379,602

Net Increase In Net Assets Resulting From Operations	$3,775,932

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended October 31, 2014	September 25, 2013* through October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$396,330	$2,939
Net realized gain (loss) on investment and foreign currency transactions	(308,944)	2,587
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,688,546	205,896

Net increase in net assets resulting from operations	3,775,932	211,422

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(26,294)	—
Class C	(3,856)	—
Class Z	(267,600)	—

	(297,750)	—

Distributions from net realized gains
Class A	(188)	—
Class C	(45)	—
Class Z	(5,357)	—

	(5,590)	—

Fund share transactions (Note 6)
Net proceeds from shares sold	53,476,844	5,097,070
Net asset value of shares issued in reinvestment of dividends and distributions	296,204	—
Cost of shares reacquired	(11,410,715)	(25)

Net increase in net assets from Fund share transactions	42,362,333	5,097,045

Total increase	45,834,925	5,308,467

Net Assets
Beginning of period	5,308,467	—

End of period(a)	$51,143,392	$5,308,467

(a) Includes undistributed net investment income of:	$12,100	$4,298

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	23

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of seven series: Prudential International Equity Fund, Prudential Jennison Global Infrastructure Fund (the “Series”), Prudential International Value Fund, Prudential Jennison Emerging Markets Equity Fund, Prudential Jennison Global Opportunities Fund, Prudential Jennison International Opportunities Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to the Prudential Jennison Global Infrastructure Fund. The financial statements of the other series are not presented herein.

The investment objective of the Series is to achieve total return.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Trust consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

24

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by

Prudential Jennison Global Infrastructure Fund	25

Notes to Financial Statements

continued

the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

26

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

REITs: The Series invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the year is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the

Prudential Jennison Global Infrastructure Fund	27

Notes to Financial Statements

continued

securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

28

Dividends and Distributions: The Series expects to pay dividends from net investment income quarterly and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Series.

PI has contractually agreed, through February 29, 2016, to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, extraordinary and certain other expenses, including taxes, interest and brokerage commissions) of each class of shares to 1.25% of the Fund’s average daily net assets.

Prudential Jennison Global Infrastructure Fund	29

Notes to Financial Statements

continued

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, C, and Z shares of the Series. The Series compensates PIMS for distributing and servicing the Fund’s Class A and C shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. For the year ended October 31, 2014, PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it has received $130,596 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2014. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2014 it has received $462 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PI, Jennison and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a series of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

30

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2014 aggregated $53,367,304 and $12,502,084, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2014, the adjustments were to decrease undistributed net investment income by $90,778, decrease accumulated net realized loss on investment and foreign currency transactions by $90,793 and decrease paid-in capital in excess of par by $15 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, partnership investments, reclassification of distributions and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currencies transactions and net assets were not affected by this change.

For the year ended October 31, 2014, the tax character of dividends paid by the Fund was $303,340 of ordinary income. For the period ended October 31, 2013, there were no dividends paid by the Fund.

As of October 31, 2014, the accumulated undistributed earnings on a tax basis was $12,100 of ordinary income.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$47,530,358	$4,792,943	$(1,017,356)	$3,775,587	$(1,349)	$3,774,238

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in partnerships. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

Prudential Jennison Global Infrastructure Fund	31

Notes to Financial Statements

continued

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2014 of approximately $99,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, C, and Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

There are 900 million authorized shares of common stock at $.01 par value per share, designated Class A, Class C, and Class Z, each of which consists of 200 million, 100 million, and 225 million authorized shares, respectively.

As of October 31, 2014, PI owned 1,013, 1,008 and 508,440 Class A, C and Z shares of the Series, respectively.

32

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,489,657	$18,591,711
Shares issued in reinvestment of dividends and distributions	1,572	19,650
Shares reacquired	(263,419)	(3,183,158)

Net increase (decrease) in shares outstanding	1,227,810	$15,428,203

Period* ended October 31, 2013:
Shares sold	2,064	$20,615
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	2,064	$20,615

Class C
Year ended October 31, 2014:
Shares sold	312,101	$3,876,606
Shares issued in reinvestment of dividends and distributions	290	3,597
Shares reacquired	(11,304)	(137,633)

Net increase (decrease) in shares outstanding	301,087	$3,742,570

Period* ended October 31, 2013:
Shares sold	3,810	$39,025
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	3,810	$39,025

Class Z
Year ended October 31, 2014:
Shares sold	2,642,919	$31,008,527
Shares issued in reinvestment of dividends and distributions	22,904	272,957
Shares reacquired	(650,889)	(8,089,924)

Net increase (decrease) in shares outstanding	2,014,934	$23,191,560

Period* ended October 31, 2013:
Shares sold	503,671	$5,037,430
Shares reacquired	(2)	(25)

Net increase (decrease) in shares outstanding	503,669	$5,037,405

*	Commencement of operations was September 25, 2013.

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for

Prudential Jennison Global Infrastructure Fund	33

Notes to Financial Statements

continued

the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series did not utilize the SCA during the year ended October 31, 2014.

34

Financial Highlights

Class A Shares
	Year Ended October 31, 2014(c)	September 25, 2013(b) through October 31, 2013(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.42	$10.00
Income (loss) from investment operations:
Net investment income	.09	-	(g)
Net realized and unrealized gain on investments	2.26	.42
Total from investment operations	2.35	.42
Less Dividends and Distributions:
Dividends from net investment income	(.14)	-
Distributions from net realized gains	(.01)	-
Total dividends and distributions	(.15)	-
Net Asset Value, end of period	$12.62	$10.42
Total Return(a):	22.67%	4.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$15,521	$21
Average net assets (000)	$4,906	$17
Ratios to average net assets(d):
Expenses After Waivers and/or Expense Reimbursement	1.50%	1.50%	(e)
Expenses Before Waivers and/or Expense Reimbursement	1.95%	25.87%	(e)
Net investment income	.73%	.28%	(e)
Portfolio turnover rate	49%	10%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not Annualized.

(g) Less than $.005.

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	35

Financial Highlights

continued

Class C Shares
	Year Ended October 31, 2014(c)	September 25, 2013(b) through October 31, 2013(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.41	$10.00
Income (loss) from investment operations:
Net investment income	.01	.01
Net realized and unrealized gain on investments	2.25	.40
Total from investment operations	2.26	.41
Less Dividends and Distributions:
Dividends from net investment income	(.08)	-
Distributions from net realized gains	(.01)	-
Total dividends and distributions	(.09)	-
Net Asset Value, end of period	$12.58	$10.41
Total Return(a):	21.76%	4.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,835	$40
Average net assets (000)	$1,104	$17
Ratios to average net assets(d):
Expenses After Waivers and/or Expense Reimbursement	2.25%	2.25%	(e)
Expenses Before Waivers and/or Expense Reimbursement	2.70%	38.05%	(e)
Net investment income	.12%	.52%	(e)
Portfolio turnover rate	49%	10%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not Annualized.

See Notes to Financial Statements.

36

Class Z Shares
	Year Ended October 31, 2014(c)	September 25, 2013(b) through October 31, 2013(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.42	$10.00
Income (loss) from investment operations:
Net investment income	.22	.01
Net realized and unrealized gain on investments	2.15	.41
Total from investment operations	2.37	.42
Less Dividends and Distributions:
Dividends from net investment income	(.16)	-
Distributions from net realized gains	(.01)	-
Total dividends and distributions	(.17)	-
Net Asset Value, end of period	$12.62	$10.42
Total Return(a):	22.91%	4.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$31,788	$5,247
Average net assets (000)	$20,117	$5,113
Ratios to average net assets(d):
Expenses After Waivers and/or Expense Reimbursement	1.25%	1.25%	(e)
Expenses Before Waivers and/or Expense Reimbursement	2.08%	22.65%	(e)
Net investment income	1.79%	.56%	(e)
Portfolio turnover rate	49%	10%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not Annualized.

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	37

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Global Infrastructure Fund, a series of Prudential World Fund, Inc., (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period September 25, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2014

38

Tax Information

For the year ended October 31, 2014, the Series reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Jennison Global Infrastructure Fund	96.94%	58.42%

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2014.

Prudential Jennison Global Infrastructure Fund	39

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Global Infrastructure Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Global Infrastructure Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Jennison Global Infrastructure Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board of Directors of Prudential World Fund, Inc. (the Board) considered the proposed management agreement with Prudential Investments LLC (the “Manager”) and the proposed subadvisory agreement with Jennison Associates LLC (the “Subadviser”), with respect to Prudential Jennison Global Infrastructure Fund (the Fund) prior to the Fund’s commencement of operations. The Board, including all of the Independent Directors, met telephonically on June 21, 2013 and in person on September 17-19, 2013 and approved the agreements at the September meeting for an initial two year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance and the Subadviser’s qualifications and track record in serving other affiliated mutual funds; the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the meetings on June 21, 2013 and September 17-19, 2013. The Board also considered information provided by the Manager with respect to other funds managed by the Manager and the Subadviser, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.1

The Directors determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s Subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Directors considered relevant in the exercise of their business judgment.

[1]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these reports.

Prudential Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the agreements are separately discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 4-6, 2013 meetings in connection with the renewal of the management agreements between the Manager and the other Prudential Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of all the officers and non-independent Directors of the Fund. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other Prudential Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the June 4-6, 2013 meetings in connection with the renewal of the subadvisory agreements between the Manager and the Subadviser with respect to other Prudential Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as

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to the Subadviser. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other Prudential Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the Subadviser is affiliated with the Manager.

Performance

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, no investment performance for the Fund existed for Board review. Nevertheless, as noted above, the Board did consider the background and professional experience of the proposed portfolio management team for the Fund. The Manager will provide information relating to performance to the Board periodically and in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees of 1.00% of the Fund’s average daily net assets to be paid by the Fund to the Manager and the proposed subadvisory fees of 0.60% of the average daily value of the Fund’s investable assets up to $100 million and 0.55% of the average daily value of the Fund’s investable assets over $100 million to be paid by the Manager to the subadviser.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses for Class A shares to the Lipper 15(c) Peer Group. The Board noted that the Fund’s gross management fee was in the third quartile of the Lipper Peer Group (first quartile being the lowest fee). The Board further noted that the anticipated net total expenses for Class A shares, after waivers and reimbursements, were in the third quartile of the Lipper Peer Group (first quartile being the lowest expenses).

The Board noted that the Fund’s contractual management fee of 1.00% was 5 basis points from the Peer Group median and that the Fund’s actual management fee would be 18 basis points, due to waivers and reimbursements to support the net total expense limitation, given that the Fund’s initial assets will be low. The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Prudential Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Funds has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with the annual renewal of the advisory and subadvisory agreements.

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with the annual renewal of the advisory and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interests of the Fund.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Global Infrastructure Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GLOBAL INFRASTRUCTURE FUND

SHARE CLASS	A	C	Z
NASDAQ	PGJAX	PGJCX	PGJZX
CUSIP	743969792	743969784	743969776

MF217E    0270922-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON

EMERGING MARKETS EQUITY FUND

ANNUAL REPORT • OCTOBER 31, 2014

Fund Type

International Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Jennison Associates is a registered investment advisor. Both are Prudential Financial companies. ©2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Emerging Markets Equity Fund informative and useful. The report covers performance since its inception on September 16, 2014, through October 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Emerging Markets Equity Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Emerging Markets Equity Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
Since Inception
Class A	0.90% (9/16/14)
Class C	0.80 (9/16/14)
Class Q	0.90 (9/16/14)
Class Z	0.90 (9/16/14)
MSCI Emerging Markets Index	1.18
Lipper Emerging Markets Funds Average	0.75

Average Annual Total Returns (With Sales Charges) as of 9/30/14
Since Inception
Class A	N/A (9/16/14)
Class C	N/A (9/16/14)
Class Q	N/A (9/16/14)
Class Z	N/A (9/16/14)
MSCI Emerging Markets Index	N/A
Lipper Emerging Markets Funds Average	N/A

Average Annual Total Returns (With Sales Charges) as of 10/31/14
Since Inception
Class A	N/A (9/16/14)
Class C	N/A (9/16/14)
Class Q	N/A (9/16/14)
Class Z	N/A (9/16/14)

Average Annual Total Returns (Without Sales Charges) as of 10/31/14
Since Inception
Class A	N/A (9/16/14)
Class C	N/A (9/16/14)
Class Q	N/A (9/16/14)
Class Z	N/A (9/16/14)

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Emerging Markets Equity Fund (Class A shares) with a similar investment in the MSCI Emerging Markets Index, by portraying the initial account values at the commencement of operations for Class A shares (September 16, 2014) and the account values at the end of the current fiscal year (October 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Jennison Emerging Markets Equity Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None	None

Benchmark Definitions

MSCI Emerging Markets Index

The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

Lipper Emerging Markets Funds Average

The Lipper Emerging Markets Funds Average are funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
Vipshop Holdings Ltd., Internet & Catalog Retail	4.0%
Baidu, Inc., Internet Software & Services	3.9
Tencent Holdings Ltd., Internet Software & Services	3.5
Alibaba Group Holding Ltd., Internet Software & Services	3.4
Universal Robina Corp., Food Products	3.1

Holdings reflect only long-term investments and are subject to change.

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Five Largest Industries expressed as a percentage of net assets as of 10/31/14
Internet Software & Services	17.5%
Banks	9.6
Internet & Catalog Retail	6.4
Hotels, Restaurants & Leisure	6.1
Pharmaceuticals	5.6

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Emerging Markets Equity Fund	5

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 16, 2014, at the Fund’s commencement of operations, and held through the initial fiscal period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Emerging Markets Equity Fund		Beginning Account Value September 16, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual**	$1,000.00	$1,009.00	1.55%	$1.96
	Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88

Class C	Actual**	$1,000.00	$1,008.00	2.30%	$2.91
	Hypothetical	$1,000.00	$1,013.61	2.30%	$11.67

Class Q	Actual**	$1,000.00	$1,009.00	1.30%	$1.65
	Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61

Class Z	Actual**	$1,000.00	$1,009.00	1.30%	$1.65
	Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by 365 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**“Actual” expenses are calculated using the 46 day period ended October 31, 2014 due to the Fund’s inception date of September 16, 2014.

Prudential Jennison Emerging Markets Equity Fund	7

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the period September 16, 2014 through October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	14.06%	1.55%
C	15.19	2.30
Q	13.37	1.30
Z	13.51	1.30

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.8%

COMMON STOCKS 90.8%

Argentina 2.7%
MercadoLibre, Inc.	2,109	$287,140

Brazil 5.3%
Cielo SA	10,633	174,606
Estacio Participacoes SA	20,903	242,107
Linx SA	7,268	150,998

		567,711

China 27.4%
Alibaba Group Holding Ltd., ADR*	3,673	362,158
Baidu, Inc., ADR*	1,750	417,847
Beijing Enterprises Water Group Ltd.*	222,319	159,179
Ctrip.com International Ltd., ADR*	4,322	251,973
Huadian Fuxin Energy Corp. Ltd. (Class H Stock)	324,805	186,874
PW Medtech Group Ltd.*	247,568	156,104
Shanghai Fosun Pharmaceutical Group Co. Ltd. (Class H Stock)	39,262	141,355
Tencent Holdings Ltd.	23,162	372,266
Tong Ren Tang Technologies Co. Ltd. (Class H Stock)	75,616	101,614
Vipshop Holdings Ltd., ADS*	1,876	430,148
WuXi PharmaTech Cayman, Inc., ADR*	4,489	169,235
YY, Inc., ADR*	1,958	162,240

		2,910,993

Greece 1.1%
FF Group*	3,456	113,109

Hong Kong 2.4%
Galaxy Entertainment Group Ltd.	15,614	106,767
Haier Electronics Group Co. Ltd.	55,304	149,368

		256,135

India 5.0%
Axis Bank Ltd., GDR, RegS	5,108	179,853
Larsen & Toubro Ltd., GDR, RegS	7,186	193,747
Tata Motors Ltd., ADR	3,364	158,444

		532,044

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	9

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Indonesia 10.6%
Ace Hardware Indonesia Tbk PT	2,299,172	$154,315
Bank Mandiri Persero Tbk PT	215,864	185,396
Jasa Marga Persero Tbk PT	248,280	130,534
Kalbe Farma Tbk PT	1,132,869	159,953
Matahari Department Store Tbk PT	117,046	141,716
Surya Citra Media Tbk PT	571,815	160,062
Tower Bersama Infrastructure Tbk PT	269,172	198,232

		1,130,208

Malaysia 1.5%
IHH Healthcare Bhd	102,885	154,832

Mexico 7.9%
Alfa SAB de CV (Class A Stock)	37,922	121,063
Alsea SAB de CV*	47,074	147,554
Cemex SAB de CV, ADR	14,000	172,200
Corporacion Inmobiliaria Vesta SAB de CV	108,130	237,679
Infraestructura Energetica Nova SAB de CV	25,876	157,874

		836,370

Panama 1.0%
Copa Holdings SA (Class A Stock)	863	100,902

Peru 1.3%
Credicorp Ltd.	852	137,172

Philippines 4.6%
Ayala Land, Inc.	213,910	159,839
Universal Robina Corp.	79,713	330,188

		490,027

Qatar 1.0%
Qatar National Bank SAQ	1,742	102,758

Russia 1.1%
Magnit PJSC, GDR, RegS	1,743	116,258

South Africa 1.8%
Aspen Pharmacare Holdings Ltd.*	5,276	188,491

See Notes to Financial Statements.

10

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

South Korea 7.0%
Coway Co. Ltd.	1,642	$125,526
Hotel Shilla Co. Ltd.	1,232	115,986
NAVER Corp.	385	272,434
Paradise Co. Ltd.	3,884	119,548
SK Hynix, Inc.*	2,555	113,938

		747,432

Thailand 7.6%
Bangkok Dusit Medical Services PCL	272,797	154,913
CP ALL PCL	130,796	182,721
Home Product Center PCL	562,615	160,648
LPN Development PCL	203,390	155,493
Minor International PCL	147,856	157,753

		811,528

Turkey 1.5%
BIM Birlesik Magazalar AS	7,107	162,354

TOTAL COMMON STOCKS (cost $9,485,133)		9,645,464

	Units
WARRANTS* 7.0%

India 7.0%
Ashok Leyland Ltd., expiring 10/29/15 144A(a)	205,513	155,470
Asian Paints Ltd., expiring 07/29/15 144A(a)	11,816	126,435
Eicher Motors Ltd., expiring 08/27/18 144A(a)	761	158,265
Lupin Ltd., expiring 10/29/15 144A(a)	7,725	172,246
Zee Entertainment Enterprises Ltd., expiring 12/09/15 144A(a)	23,232	130,255

		742,671

Thailand
Minor International PCL , expiring 11/13/17(a)	7,392	—

TOTAL WARRANTS (cost $757,037)		742,671

TOTAL LONG-TERM INVESTMENTS (cost $10,242,170)		10,388,135

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	11

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 3.7%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $395,965)(Note 3)(b)	395,965	$395,965

TOTAL INVESTMENTS 101.5% (cost $10,638,135; Note 5)		10,784,100
Liabilities in excess of other assets (1.5)%		(154,320)

NET ASSETS 100.0%		$10,629,780

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ADR—American Depositary Receipt

ADS—American Depositary Security

GDR—Global Depository Receipt

*	Non-income producing security.
(a)	Indicates a security or securities that has been deemed illiquid.
(b)	Prudential Investments LLC, the manager of the Series also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

12

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$287,140	$—	$—
Brazil	567,711	—	—
China	1,949,705	961,288	—
Greece	—	113,109	—
Hong Kong	—	256,135	—
India	532,044	—	—
Indonesia	198,232	931,976	—
Malaysia	154,832	—	—
Mexico	836,370	—	—
Panama	100,902	—	—
Peru	137,172	—	—
Philippines	—	490,027	—
Qatar	—	102,758	—
Russia	116,258	—	—
South Africa	—	188,491	—
South Korea	—	747,432	—
Thailand	656,615	154,913	—
Turkey	—	162,354	—
Warrants
India	—	742,671	—
Thailand	—	—	—
Affiliated Money Market Mutual Fund	395,965	—	—

Total	$5,932,946	$4,851,154	$—

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	13

Portfolio of Investments

as of October 31, 2014 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2014 was as follows (Unaudited):

Internet Software & Services	17.5%
Banks	9.6
Internet & Catalog Retail	6.4
Hotels, Restaurants & Leisure	6.1
Pharmaceuticals	5.6
Real Estate Management & Development	5.2
Food & Staples Retailing	4.3
Specialty Retail	4.1
Affiliated Money Market Mutual Fund	3.7
Food Products	3.1
Capital Markets	3.1
Health Care Providers & Services	2.9
Household Durables	2.6
Diversified Consumer Services	2.3
Wireless Telecommunication Services	1.9
Construction & Engineering	1.8
Independent Power & Renewable Electricity Producers	1.8
IT Services	1.6%
Construction Materials	1.6
Life Sciences Tools & Services	1.6
Media	1.5
Water Utilities	1.5
Automobiles	1.5
Gas Utilities	1.5
Health Care Equipment & Supplies	1.5
Software	1.4
Multiline Retail	1.3
Transportation Infrastructure	1.2
Industrial Conglomerates	1.2
Semiconductors & Semiconductor Equipment	1.1
Airlines	1.0

101.5
Liabilities in excess of other assets	(1.5)

100.0%

The Series invested in various derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$742,671	—	$—

See Notes to Financial Statements.

14

The effects of derivative instruments on the Statement of Operations for the period* ended October 31, 2014 are as follows:

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$(14,366)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended October 31, 2014, the Series did not have any realized gain or (loss) on derivatives recognized in income.

* Commencement of operations was September 16, 2014.

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	15

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value:
Unaffiliated investments (cost $10,242,170)	$10,388,135
Affiliated investments (cost $395,965)	395,965
Foreign currency, at value (cost $860)	860
Receivable for investments sold	145,763
Due from Manager	95,275
Dividends receivable	728
Tax reclaim receivable	104
Prepaid expenses	661

Total assets	11,027,491

Liabilities
Payable for investments purchased	312,874
Accrued expenses	84,461
Distribution fee payable	329
Affiliated transfer agent fee payable	43
Payable to custodian	4

Total liabilities	397,711

Net Assets	$10,629,780

Net assets were comprised of:
Common stock, at par	$10,535
Paid-in capital in excess of par	10,510,373

10,520,908
Undistributed net investment income	4,706
Accumulated net realized loss on investment and foreign currency transactions	(41,789)
Net unrealized appreciation on investments and foreign currencies	145,955

Net assets, October 31, 2014	$10,629,780

See Notes to Financial Statements.

16

Class A:
Net asset value and redemption price per share, ($18,021 ÷ 1,786 shares of common stock issued and outstanding)	$10.09
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price to public	$10.68

Class C:
Net asset value, offering price and redemption price per share, ($500,958 ÷ 49,677 shares of common stock issued and outstanding)	$10.08

Class Q:
Net asset value, offering price and redemption price per share, ($10,100,710 ÷ 1,001,000 shares of common stock issued and outstanding)	$10.09

Class Z:
Net asset value, offering price and redemption price per share, ($10,091 ÷ 1,000 shares of common stock issued and outstanding)	$10.09

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	17

Statement of Operations

For the period September 16, 2014* through October 31, 2014

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $267)	$7,590
Affiliated dividend income	324

Total income	7,914

Expenses
Management fee	13,373
Distribution fee—Class A	6
Distribution fee—Class C	373
Registration fees	60,000
Legal fees and expenses	40,000
Audit fee	22,000
Reports to shareholders	20,000
Custodian’s fees and expenses	10,000
Directors’ fees	1,000
Transfer agent’s fees and expenses (including affiliated expense of $43)	101
Miscellaneous	4,071

Total expenses	170,924
Less: Management fee waiver	(153,988)
Distribution fee waiver—Class A	(1)

Net expense	16,935

Net investment loss	(9,021)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currencies
Net realized gain (loss) on:
Investment transactions	(41,789)
Foreign currency transactions	7,523

(34,266)

Net change in unrealized appreciation (depreciation) on:
Investments	145,965
Foreign currencies	(10)

145,955

Net gain on investments and foreign currencies	111,689

Net Increase In Net Assets Resulting From Operations	$102,668

*	Commencement of operations.

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

September 16, 2014* through October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment loss	$(9,021)
Net realized loss on investment and foreign currency transactions	(34,266)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	145,955

Net increase in net assets resulting from operations	102,668

Series share transactions (Note 6)
Net proceeds from shares sold	10,528,444
Cost of shares reacquired	(1,332)

Net increase in net assets from Series share transactions	10,527,112

Total increase	10,629,780

Net Assets
Beginning of period	—

End of period(a)	$10,629,780

(a) Includes undistributed net investment income of:	$4,706

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	19

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end diversified management investment company and currently consists of seven series: Prudential Jennison Emerging Markets Equity Fund, (the “Series”), Prudential International Value Fund, Prudential Jennison Global Infrastructure Fund, Prudential International Equity Fund, Prudential Emerging Markets Debt Local Currency Fund, Prudential Jennison Global Opportunities Fund and Prudential Jennison International Opportunities Fund. These financial statements relate to Prudential Jennison Emerging Markets Equity Fund. The Series commenced operations on September 16, 2014. The financial statements of the other series are not presented herein. The investment objective of the Series is to seek long-term growth of capital.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund and the Series consistently follows such policies in the preparation of their financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

20

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on a foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Jennison Emerging Markets Equity Fund	21

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period.

22

Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, forward currency contracts disposition of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board’s approved fair valuation procedures.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely

Prudential Jennison Emerging Markets Equity Fund	23

Notes to Financial Statements

continued

marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

24

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 1.05% of the Series’ average daily net assets. PI has contractually agreed through February 29, 2016 to limit net annual Series operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) to each class of shares to 1.30% of the Series’ average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q shares and Class Z shares of the Series.

Pursuant to the Class A and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fee to .25% of the average daily net assets of the Class A shares through February 29, 2016.

Prudential Jennison Emerging Markets Equity Fund	25

Notes to Financial Statements

continued

PIMS has advised the Series that it received $56 in front-end sales charges resulting from sales of Class A shares, during the period ended October 31, 2014. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Series’ transfer agent. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2 registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the period ended October 31, 2014 were $11,722,950 and $1,438,991, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the tax period ended October 31, 2014 the adjustments were to increase

26

undistributed net investment income by $13,727, increase accumulated net realized loss on investment and foreign currency transactions by $7,523 and decrease paid-in capital in excess of par by $6,204 due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and other book to tax differences. Net investment loss, net realized gain (loss) on investment and foreign currencies transactions and net assets were not affected by this change.

For the tax period ended October 31, 2014, there were no distributions paid by the Series.

As of October 31, 2014, the accumulated undistributed earnings on a tax basis was $4,706 of ordinary income.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$10,638,135	$384,643	$(238,678)	$145,965	$(10)	$145,955

The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2014 of approximately $42,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Series’ tax positions and has concluded that as of October 31, 2014, no provision for income tax is required in the Series’ financial statements for the current reporting period.

Note 6. Capital

The Series offers Class A, Class C, Class Q and Class Z shares. Class A shares are subject to a maximum front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares

Prudential Jennison Emerging Markets Equity Fund	27

Notes to Financial Statements

continued

within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% during the first 12 months from the date of purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

At October 31, 2014, Prudential Financial, Inc. through its affiliates owned 1,000 shares of Class A, 1,000 shares of Class C, 1,001,000 shares of Class Q and 1,000 shares of Class Z.

There are 865 million authorized shares of $.01 par value common stock, divided into four classes, designated Class A, Class C, Class Q and Class Z common stock, each of which consists of 250 million, 65 million, 250 million and 300 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Period* ended October 31, 2014:
Shares sold	1,923	$19,219
Shares reacquired	(137)	(1,332)

Net increase (decrease) in shares outstanding	1,786	$17,887

Class C
Period* ended October 31, 2014:
Shares sold	49,677	$489,225
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	49,677	$489,225

28

Class Q	Shares	Amount
Period* ended October 31, 2014:
Shares sold	1,001,000	$10,010,000
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1,001,000	$10,010,000

Class Z
Period* ended October 31, 2014:
Shares sold	1,000	$10,000
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1,000	$10,000

*	Commencement of operations was September 16, 2014.

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series did not utilize the SCA during the period ended October 31, 2014.

Note 8. Notice of Distribution to Shareholders

The Series declared ordinary income distribution on December 4, 2014 to shareholders of Class Q shares of record on December 5, 2014. The ex-dividend date was December 8, 2014. The per share amount declared was $0.0050. No distribution was declared for Class A, Class C and Class Z shares.

Prudential Jennison Emerging Markets Equity Fund	29

Financial Highlights

Class A Shares
	September 16, 2014(b) through October 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain on investments	.10
Total from investment operations	.09
Net Asset Value, end of period	$10.09
Total Return(a):	.90%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18
Average net assets (000)	$15
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.55%	(e)
Expenses before waivers and/or expense reimbursement	14.06%	(e)
Net investment loss	(.93)%	(e)
Portfolio turnover rate	15%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

30

Class C Shares
	September 16, 2014(b) through October 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.02)
Net realized and unrealized gain on investments	.10
Total from investment operations	.08
Net Asset Value, end of period	$10.08
Total Return(a):	.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$501
Average net assets (000)	$296
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.30%	(e)
Expenses before waivers and/or expense reimbursement	15.19%	(e)
Net investment loss	(1.79)%	(e)
Portfolio turnover rate	15%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	31

Financial Highlights

continued

Class Q Shares
	September 16, 2014(b) through October 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain on investments	.10
Total from investment operations	.09
Net Asset Value, end of period	$10.09
Total Return(a):	.90%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,101
Average net assets (000)	$9,785
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.30%	(e)
Expenses before waivers and/or expense reimbursement	13.37%	(e)
Net investment loss	(.68)%	(e)
Portfolio turnover rate	15%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

32

Class Z Shares
	September 16, 2014(b) through October 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain on investments	.10
Total from investment operations	.09
Net Asset Value, end of period	$10.09
Total Return(a):	.90%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.30%	(e)
Expenses before waivers and/or expense reimbursement	13.51%	(e)
Net investment loss	(.67)%	(e)
Portfolio turnover rate	15%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	33

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Emerging Markets Equity Fund, a series of Prudential World Fund, Inc., (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period September 16, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period September 16, 2014 (commencement of operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2014

34

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Emerging Markets Equity Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Emerging Markets Equity Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Jennison Emerging Markets Equity Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Directors (the Board) of Prudential World Fund, Inc. considered the proposed management agreement with Prudential Investments LLC (the Manager) and the proposed subadvisory agreement with Jennison Associates LLC (Jennison or the Subadviser), with respect to the Prudential Jennison Emerging Markets Equity Fund (the Fund) prior to the Fund’s commencement of operations. The Board, including a majority of the Independent Trustees, met on June 9-11, 2014 and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interests of the Fund.1

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance and the Subadviser’s qualifications and track record in serving other affiliated mutual funds; the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the meetings on June 9-11, 2014. The Board also considered information provided by the Manager with respect to other funds managed by the Manager and the Subadviser, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, were in the best interests of the Fund in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

[1]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential Jennison Emerging Markets Equity Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 9-11, 2014 meetings in connection with the renewal of the management agreements between the Manager and the other Prudential Retail Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of all the officers and non-independent Trustees of the Fund. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other Prudential Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the June 9-11, 2014 meetings in connection with the renewal of the subadvisory agreements between the Manager and the Subadviser with respect to other Prudential Retail Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other

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relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Subadviser. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other Prudential Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the Subadviser is affiliated with the Manager.

Performance

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, no investment performance for the Fund existed for Board review. Nevertheless, as noted above, the Board did consider the background and professional experience of the proposed portfolio management team for the Fund. The Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees of 1.05% of the Fund’s average daily net assets to be paid by the Fund to the Manager and the proposed subadvisory fees at the annual rate of 0.55% of the Fund’s average daily net assets to be paid by the Manager to the Subadviser.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses for Class A shares to the Lipper 15(c) Peer Group. The Board noted that the Fund’s contractual management fee was in the second quartile of the Lipper Peer Group (first quartile being the lowest fee). The Board further noted that the anticipated net total expenses for Class A shares were in the first quartile of the Lipper Peer Group (first quartile being the lowest expenses).

The Board noted that the Fund’s other expenses were expected to be higher than those of other Prudential Retail Funds due to the type of investments required by the Fund’s investment strategy and the Fund’s initial asset size. The Board further noted that the Manager had contractually agreed through February 29, 2016 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, taxes, interest, brokerage, extraordinary and certain other expenses) of each class of shares to 1.30% of the Fund’s average daily net assets.

Prudential Jennison Emerging Markets Equity Fund

Approval of Advisory Agreements (continued)

The Board noted that the Fund’s contractual management fee of 1.05% was the same as the median fee of the Peer Group and that the Fund’s actual management fee is expected to be 0.17%, due to waivers and reimbursements required to support the net total expense limitation, given that the Fund’s initial assets will be low. The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with the annual renewal of the advisory and subadvisory agreements.

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with the annual renewal of the advisory and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interests of the Fund.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Emerging Markets Equity Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON EMERGING MARKETS EQUITY FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PDEAX	PDECX	PDEQX	PDEZX
CUSIP	743969644	743969636	743969628	743969610

MF225E    0270926-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2014 and October 31, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $222,320 and $193,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

	(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential World Fund, Inc.

By:	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2014

By:	/s/M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2014